                               NATIONS FUND TRUST

                      NATIONS GOVERNMENT MONEY MARKET FUND

   SUPPLEMENT DATED JANUARY 30, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              The Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS GOVERNMENT MONEY MARKET FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW
TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

PROSPECTUS
TRUST A SHARES
SEPTEMBER 30, 1995

MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
    Fund
Nations Tax Exempt Fund


EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund


BALANCED FUND
Nations Balanced Assets Fund

BOND FUNDS
Nations Short-Intermediate Government
    Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Mortgage-Backed Securities
    Fund
Nations Global Government
    Income Fund
Nations Municipal Income Fund

Nations Short-Term Municipal Income
    Fund
Nations Intermediate Municipal
    Bond Fund
Nations Florida Intermediate Municipal
    Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
    Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
    Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
    Municipal Bond Fund
Nations North Carolina Municipal Bond
    Fund
Nations South Carolina Intermediate
    Municipal Bond Fund
Nations South Carolina Municipal Bond
    Fund
Nations Tennessee Intermediate
    Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
    Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
    Bond Fund
Nations Virginia Municipal Bond Fund

(Nations Fund Logo Appears Here)


Investment Adviser: NationsBank, N.A. (Carolinas)
Distributor: Stephens Inc.

Prospectus

                                      TRUST A SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the forty investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust A Shares.
The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."

THE NATIONS PRIME FUND, NATIONS TREASURY FUND,
NATIONS GOVERNMENT MONEY MARKET FUND AND NATIONS TAX
EXEMPT FUND (THE "MONEY MARKET FUNDS") SEEK TO
MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE.
INVESTMENTS IN THESE FUNDS ARE NEITHER INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE
NO ASSURANCE THAT THESE FUNDS WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER
SHARE.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Trust A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Mortgage-Backed Securities Fund
Nations Global Government Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal Bond Fund
Nations Virginia Municipal Bond Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    (Nations Fund Logo Appears
                                                     Here)

                            Table  Of  Contents
About The Funds


                            Expenses Summary                                   3

                            Financial Highlights                               8

                            Objectives                                        29

                            How Objectives Are Pursued                        32

                            How Performance Is Shown                          47

                            How the Funds Are Managed                         49

                            Organization and History                          54

About Your
Investment


                            How to Buy Shares                                 56

                            How to Redeem Shares                              56

                            How the Funds Value Their Shares                  57

                            How Dividends and Distributions Are Made;
                            Tax Information                                   57

                            Appendix A -- Portfolio Securities                60

                            Appendix B -- Description of Ratings              69


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About the Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Trust A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND MONEY MARKET FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                            Nations         Nations
                                                                                                          Government          Tax
                                                                       Nations Prime       Nations       Money Market        Exempt
                                                                           Fund         Treasury Fund        Fund             Fund

Sales Load Imposed on Purchases                                                None             None             None          None
Deferred Sales Load                                                            None             None             None          None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                               .14%             .17%             .16%          .17%
All Other Expenses                                                             .16%             .13%             .14%          .13%
Total Operating Expenses1                                                      .30%             .30%             .30%          .30%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND EQUITY/BALANCED FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                     Nations
                                                    Nations          Equity           Nations          Nations         Nations
                                                     Value           Income        International      Emerging      Pacific Growth
                                                     Fund             Fund          Equity Fund     Markets Fund         Fund
Sales Load Imposed on Purchases                      None             None             None             None            None
Deferred Sales Load                                  None             None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                     .75%             .70%             .90%             1.10%            .90%
All Other Expenses                                   .17%             .25%             .20%              .80%            .80%
Total Operating Expenses1                            .92%             .95%            1.10%             1.90%           1.70%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND EQUITY/BALANCED FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                         Nations          Nations          Nations          Nations       Nations
                                                         Capital         Emerging        Disciplined        Equity       Balanced
                                                         Growth           Growth           Equity            Index        Assets
                                                          Fund             Fund             Fund             Fund          Fund
Sales Load Imposed on Purchases                           None             None             None             None           None
Deferred Sales Load                                       None             None             None             None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                          .75%             .75%             .75%             .10%            .75%
All Other Expenses                                        .17%             .20%             .25%             .30%            .20%
Total Operating Expenses1                                 .92%             .95%             1.00%            .40%            .95%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                           Nations
                            Short-         Nations        Nations                       Nations        Nations           Nations
                         Intermediate    Government     Short-Term       Nations       Strategic      Mortgage-           Global
                          Government     Securities       Income       Diversified       Fixed          Backed          Government
                             Fund           Fund           Fund        Income Fund    Income Fund   Securities Fund     Income Fund
Sales Load Imposed on
 Purchases                   None           None           None           None           None           None               None
Deferred Sales Load          None           None           None           None           None           None               None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1             .40%           .50%           .30%           .50%           .50%           .50%               .70%
All Other Expenses           .18%           .30%           .22%           .32%           .17%           .20%               .60%
Total Operating Expenses1    .58%           .80%           .52%           .82%           .67%           .70%              1.30%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES
                                                                      Nations                           Nations
                                                      Nations        Short-Term         Nations          Florida         Nations
                                                     Municipal        Municipal      Intermediate     Intermediate       Florida
                                                      Income           Income          Municipal        Municipal       Municipal
                                                       Fund             Fund           Bond Fund        Bond Fund       Bond Fund
Sales Load Imposed on Purchases                        None             None             None             None            None
Deferred Sales Load                                    None             None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                       .40%             .30%             .30%             .30%             .40%
All Other Expenses                                     .25%             .25%             .25%             .25%             .25%
Total Operating Expenses1                              .65%             .55%             .55%             .55%             .65%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                     Nations                           Nations                         Nations
                                                     Georgia          Nations         Maryland          Nations     North Carolina
                                                  Intermediate        Georgia       Intermediate       Maryland      Intermediate
                                                    Municipal        Municipal        Municipal        Municipal      Municipal
                                                   Bond Fund        Bond Fund        Bond Fund        Bond Fund      Bond Fund

Sales Load Imposed on Purchases                       None             None             None             None           None
Deferred Sales Load                                   None             None             None             None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                      .30%             .40%             .30%             .40%           .30%
All Other Expenses                                    .25%             .25%             .25%             .25%           .30%
Total Operating Expenses1                             .55%             .65%             .55%             .65%           .60%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                           Nations
                                                          Nations           South           Nations          Nations
                                                           North          Carolina           South          Tennessee      Nations
                                                         Carolina       Intermediate       Carolina       Intermediate    Tennessee
                                                         Municipal        Municipal        Municipal        Municipal     Municipal
                                                         Bond Fund        Bond Fund        Bond Fund        Bond Fund     Bond Fund
Sales Load Imposed on Purchases                            None             None             None             None          None
Deferred Sales Load                                        None             None             None             None          None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                           .40%             .30%             .40%             .30%          .40%
All Other Expenses                                         .25%             .24%             .25%             .30%          .25%
Total Operating Expenses1                                  .65%             .54%             .65%             .60%          .65%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

NATIONS FUND TAX-EXEMPT BOND FUNDS TRUST A SHARES

SHAREHOLDER TRANSACTION EXPENSES

                                                                         Nations                           Nations
                                                                          Texas           Nations         Virginia        Nations
                                                                      Intermediate         Texas        Intermediate     Virginia
                                                                        Municipal        Municipal        Municipal      Municipal
                                                                        Bond Fund        Bond Fund        Bond Fund      Bond Fund
Sales Load Imposed on Purchases                                           None             None             None            None
Deferred Sales Load                                                       None             None             None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                          .30%             .40%             .40%            .40%
All Other Expenses                                                        .30%             .25%             .25%            .25%
Total Operating Expenses1                                                 .60%             .65%             .65%            .65%

1 After any waivers and reimbursements. See page 7 for a discussion of the actual expenses.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                 Nations
                                                Government       Nations                         Nations         Nations
                 Nations         Nations          Money            Tax           Nations          Equity      International
                  Prime          Treasury         Market          Exempt          Value           Income          Equity
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 3             $ 3             $ 3             $ 3             $  9            $ 10            $ 11
3 Years            $10             $10             $10             $10             $ 29            $ 30            $ 35
5 Years            $17             $17             $17             $17             $ 51            $ 53            $ 61
10 Years           $38             $38             $38             $38             $113            $117            $134

                 Nations         Nations
                 Emerging        Pacific
                 Markets          Growth
                   Fund            Fund
1 Year             $19             $17
3 Years            $60             $54
5 Years            N/A             N/A
10 Years           N/A             N/A

                                                                                                 Nations
                                 Nations         Nations         Nations         Nations          Short-         Nations
                 Nations         Emerging      Disciplined        Equity         Balanced      Intermediate     Government
              Capital Growth      Growth          Equity          Index           Assets        Government      Securities
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund
1 Year             $  9            $ 10            $ 10            $ 4             $ 10            $ 6             $ 8
3 Years            $ 29            $ 30            $ 32            $13             $ 30            $19             $26
5 Years            $ 51            $ 53            $ 55            $22             $ 53            $32             $44
10 Years           $113            $117            $122            $51             $117            $73             $99

                 Nations         Nations
                Short-Term     Diversified
                  Income          Income
                   Fund            Fund
1 Year             $ 5             $  8
3 Years            $17             $ 26
5 Years            $29             $ 46
10 Years           $65             $101

                                                                                                                 Nations
                 Nations         Nations         Nations                         Nations         Nations         Florida
                Strategic       Mortgage-         Global         Nations        Short-Term     Intermediate    Intermediate
                  Fixed           Backed        Government      Municipal       Municipal       Municipal       Municipal
                  Income        Securities        Income          Income          Income           Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 7             $ 7             $13             $ 7             $ 6             $ 6             $ 6
3 Years            $21             $22             $41             $21             $18             $18             $18
5 Years            $37             $39             N/A             $36             $31             $31             $31
10 Years           $82             $87             N/A             $81             $69             $69             $69


                 Nations         Nations
                 Florida         Georgia
                Municipal      Intermediate
                   Bond         Municipal
                   Fund         Bond Fund
1 Year             $ 7             $ 6
3 Years            $21             $18
5 Years            $36             $31
10 Years           $81             $69

                                                                 Nations                         Nations
                                 Nations                          North          Nations          South          Nations
                 Nations         Maryland                        Carolina         North          Carolina         South
                 Georgia       Intermediate      Nations       Intermediate      Carolina      Intermediate      Carolina
                Municipal       Municipal        Maryland       Municipal       Municipal       Municipal       Municipal
                   Bond            Bond       Municipal Bond       Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund
1 Year             $ 7             $ 6             $ 7             $ 6             $ 7             $ 6             $ 7
3 Years            $21             $18             $21             $19             $21             $17             $21
5 Years            $36             $31             $36             $33             $36             $30             $36
10 Years           $81             $69             $81             $75             $81             $68             $81


                 Nations
                Tennessee        Nations
               Intermediate     Tennessee
                Municipal       Municipal
                   Bond            Bond
                   Fund            Fund
1 Year             $ 6             $ 7
3 Years            $19             $21
5 Years            $33             $36
10 Years           $75             $81

                 Nations                         Nations
                  Texas          Nations         Virginia        Nations
               Intermediate       Texas        Intermediate      Virginia
                Municipal       Municipal       Municipal       Municipal
                   Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund

1 Year             $ 6             $ 7             $ 7             $ 7
3 Years            $19             $21             $21             $21
5 Years            $33             $36             $36             $36
10 Years           $75             $81             $81             $81

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust A Shares will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

Absent fee waivers and reimbursements, "Management Fees" and "Total Operating Expenses" for Trust A Shares of the indicated Fund would have been as follows:
Nations Prime Fund -- .20% and .36%, respectively; Nations Treasury Fund -- .20% and .33%, respectively; Nations Government Money Market Fund -- .40% and .54%, respectively; Nations Tax Exempt Fund -- .40% and .53%, respectively; Nations Value Fund -- .75% and .92%, respectively; Nations Equity Income Fund -- .70% and .95%, respectively; Nations International Equity Fund -- .90% and 1.10%, respectively; Nations Emerging Markets Fund -- 1.10% and 1.90%, respectively; Nations Pacific Growth Fund -- .90% and 1.70%, respectively; Nations Capital Growth Fund -- .75% and .92%, respectively; Nations Emerging Growth Fund -- .75% and .95%, respectively; Nations Disciplined Equity Fund -- .75% and 1.00%, respectively; Nations Equity Index Fund -- .50% and .80%, respectively; Nations Balanced Assets Fund -- .75% and .95%, respectively; Nations Short-Intermediate Government Fund -- .60% and .78%, respectively; Nations Government Securities Fund -- .64% and .94%, respectively; Nations Short-Term Income Fund -- .60% and
 .82%, respectively; Nations Diversified Income Fund -- .60% and .92%, respectively; Nations Strategic Fixed Income Fund -- .60% and .77%, respectively; Nations Mortgage-Backed Securities Fund -- .60% and .80%, respectively; Nations Global Government Income Fund -- .70% and 1.30%, respectively; Nations Municipal Income Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60% and .85%, respectively; Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- .50% and .75%, respectively; Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50% and .80%, respectively; and Nations South Carolina Intermediate Municipal Bond Fund -- .50% and .74%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Financial information is not available for Nations Portfolios because it is a new Registrant. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                                                05/31/95          5/31/94          5/31/93          5/31/92
Operating performance:
Net asset value, beginning of period                        $      1.00      $      1.00      $      1.00      $    1.00
Net investment income                                            0.0519           0.0318           0.0328         0.0506
Dividends from net investment income                            (0.0519)         (0.0318)         (0.0328)       (0.0506)
Net asset value, end of period                              $      1.00      $      1.00      $      1.00      $    1.00
Total return++                                                     5.32%            3.22%            3.33%          5.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 2,873,096      $ 2,883,762      $ 1,156,266      $ 500,476
Ratio of operating expenses to average net assets                  0.30%            0.30%            0.30%          0.30%
Ratio of net investment income to average net assets               5.23%            3.20%            3.25%          5.03%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                       0.38%            0.37%            0.36%          0.42%
Net investment income per share without waivers and
  reimbursements                                            $    0.0511      $    0.0311      $    0.0322      $  0.0494

                                                                YEAR
                                                                ENDED
TRUST A SHARES                                                 5/31/91
Operating performance:
Net asset value, beginning of period                        $    1.00
Net investment income                                          0.0749
Dividends from net investment income                          (0.0749)
Net asset value, end of period                              $    1.00
Total return++                                                   7.75%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 574,993
Ratio of operating expenses to average net assets                0.30%
Ratio of net investment income to average net assets             7.47%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     0.44%
Net investment income per share without waivers and
  reimbursements                                            $  0.0735

NATIONS PRIME FUND (CONT.)

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                   5/31/90          5/31/89          5/31/88

Operating performance:
Net asset value, beginning of period                                          $    1.00        $    1.00        $    1.00
Net investment income                                                            0.0855           0.0839           0.0675
Dividends from net investment income                                            (0.0855)         (0.0839)         (0.0675)
Net asset value, end of period                                                $    1.00        $    1.00        $    1.00
Total return++                                                                     8.88%+++         8.71%+++         6.94%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $ 433,298        $ 115,295        $ 264,063
Ratio of operating expenses to average net assets                                  0.32%            0.35%            0.36%
Ratio of net investment income to average net assets                               8.43%            8.11%            6.73%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.50%+++         0.55%+++         0.56%+++
Net investment income per share without waivers and reimbursements            $  0.0731+++     $  0.0819+++     $  0.0655+++

                                                                                 PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  5/31/87*
Operating performance:
Net asset value, beginning of period                                          $    1.00
Net investment income                                                            0.0277
Dividends from net investment income                                            (0.0277)
Net asset value, end of period                                                $    1.00
Total return++                                                                     2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $ 252,562
Ratio of operating expenses to average net assets                                  0.35%+
Ratio of net investment income to average net assets                               5.99%+
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.65%+++
Net investment income per share without waivers and reimbursements            $  0.0247+++

  * The Nations Prime Fund Trust A Shares commenced operations on December 15, 1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND
                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                                                 5/31/95          5/31/94          5/31/93          5/31/92

Operating performance:
Net asset value, beginning of period                        $      1.00      $      1.00      $      1.00      $     1.00
Net investment income                                            0.0494           0.0297           0.0307          0.0483
Dividends from net investment income                            (0.0494)         (0.0297)         (0.0307)        (0.0483)
Distributions from net realized capital gains                   (0.0000)**            --               --              --
Net asset value, end of period                              $      1.00      $      1.00      $      1.00      $     1.00
Total return++                                                     5.05%            2.99%            3.12%           4.95%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 2,896,868      $ 2,679,992      $ 2,956,796      $1,094,741
Ratio of operating expenses to average net assets                  0.30%            0.30%            0.30%           0.29%
Ratio of net investment income to average net assets               4.99%            2.97%            3.02%           4.82%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                       0.35%            0.36%            0.36%           0.42%
Net investment income per share without waivers and
  reimbursements                                            $    0.0489      $    0.0292      $    0.0302      $   0.0470

                                                                YEAR
                                                                ENDED
TRUST A SHARES                                                 5/31/91
Operating performance:
Net asset value, beginning of period                        $    1.00
Net investment income                                          0.0721
Dividends from net investment income                          (0.0721)
Distributions from net realized capital gains                      --
Net asset value, end of period                              $    1.00
Total return++                                                   7.46%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                           $ 955,186
Ratio of operating expenses to average net assets                0.25%
Ratio of net investment income to average net assets             7.04%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     0.43%
Net investment income per share without waivers and
  reimbursements                                            $  0.0703

NATIONS TREASURY FUND (CONT.)

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                   5/31/90          5/31/89          5/31/88

Operating performance:
Net asset value, beginning of period                                          $    1.00        $    1.00        $    1.00
Net investment income                                                            0.0829           0.0802           0.0630
Dividends from net investment income                                            (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital gains                                        --               --               --
Net asset value, end of period                                                $    1.00        $    1.00        $    1.00
Total return++                                                                     8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $ 392,843        $  90,946        $ 111,414
Ratio of operating expenses to average net assets                                  0.25%            0.39%            0.38%
Ratio of net investment income to average net assets                               8.18%            7.93%            6.31%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.59%+++         0.58%+++         0.65%+++
Net investment income per share without waivers and reimbursements            $  0.0693+++     $  0.0783+++     $  0.0603+++

                                                                                 PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  5/31/87*
Operating performance:
Net asset value, beginning of period                                          $    1.00
Net investment income                                                            0.0262
Dividends from net investment income                                            (0.0262)
Distributions from net realized capital gains                                        --
Net asset value, end of period                                                $    1.00
Total return++                                                                     2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                             $  66,221
Ratio of operating expenses to average net assets                                  0.35%+
Ratio of net investment income to average net assets                               5.68%+
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   0.75%+++
Net investment income per share without waivers and reimbursements            $  0.0222+++

  * The Nations Treasury Fund Trust A Shares commenced operations on December 15, 1986.
 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                                          SIX MONTHS
                                                             ENDED              YEAR               YEAR               YEAR
                                                           05/31/95             ENDED              ENDED              ENDED
TRUST A SHARES                                            (UNAUDITED)         11/30/94           11/30/93           11/30/92
Net asset value, beginning of period                      $    1.00          $    1.00          $     1.00       $     1.00
Net investment income                                        0.0280             0.0375              0.0294           0.0358
Distributions:
Dividends from net investment income                        (0.0280)           (0.0375)            (0.0294)         (0.0358)
Dividends from net realized gains                                --            (0.0000)#                --               --
Total distributions                                         (0.0280)           (0.0375)            (0.0294)         (0.0358)
Net asset value, end of period                            $    1.00          $    1.00          $     1.00       $     1.00
Total return++                                                 2.83%              3.84%               2.96%            3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                         $ 395,770          $ 432,729          $  475,180       $  414,412
Ratio of operating expenses to average net assets              0.30%+             0.30%               0.30%            0.42%
Ratio of net investment income to average net assets           5.61%+             3.79%               2.91%            3.55%
Ratio of operating expenses to average net assets
  before fee waivers                                           0.56%+             0.59%               0.56%            0.58%
Net investment income per share before fee waivers        $  0.0267          $  0.0347          $   0.0269       $   0.0341


                                                            PERIOD
                                                             ENDED
TRUST A SHARES                                             11/30/91*
Net asset value, beginning of period                    $     1.00
Net investment income                                       0.0571
Distributions:
Dividends from net investment income                       (0.0571)
Dividends from net realized gains                               --
Total distributions                                        (0.0571)
Net asset value, end of period                          $     1.00
Total return++                                                5.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                       $  333,979
Ratio of operating expenses to average net assets             0.43%+
Ratio of net investment income to average net assets          5.49%+
Ratio of operating expenses to average net assets
  before fee waivers                                          0.62%+
Net investment income per share before fee waivers      $   0.0551

  * The Nations Government Money Market Fund Trust A Shares commenced operations on December 3, 1990.
  + Annualized.
 ++ Total return represents aggregate return for the periods indicated.
+++ Unaudited.
 # Value represents less than $(0.0001) per share.

NATIONS TAX EXEMPT FUND

                               SIX MONTHS
                                 ENDED            YEAR            YEAR            YEAR            YEAR            YEAR
                                05/31/95         ENDED           ENDED           ENDED           ENDED           ENDED
TRUST A SHARES                (UNAUDITED)       11/30/94        11/30/93        11/30/92        11/30/91        11/30/90
Net asset value, beginning
  of period                   $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Net investment income             0.0181          0.0257          0.0223         0.0267          0.0422          0.0550
Dividends from net
  investment income              (0.0181)        (0.0257)        (0.0223)       (0.0267)        (0.0422)        (0.0550)
Net asset value, end of
  period                      $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Total return++                      1.82%           2.60%           2.27%          2.70%+++        4.31%+++        5.63%+++
Ratios to average net
  assets/
  supplemental data:
Net assets, end of period
  (000's)                     $  945,477      $  820,677      $  701,403      $ 329,265       $ 168,829       $ 173,834
Ratio of operating expenses
  to average net assets             0.30%+          0.27%           0.23%          0.40%           0.42%           0.40%
Ratio of net investment
  income to average net
  assets                            3.64%+          2.59%           2.23%          2.65%           4.23%           5.51%
Ratio of operating expenses
  to average net assets
  before fee waivers.               0.55%+          0.59%           0.59%          0.57%           0.60%           0.75%
Net investment income per
  share before fee waivers    $   0.0169      $   0.0226      $   0.0187      $  0.0250       $  0.0404       $  0.0515


                                  YEAR           PERIOD
                                 ENDED           ENDED
TRUST A SHARES                  11/30/89       11/30/88*
Net asset value, beginning
  of period                   $    1.00       $    1.00
Net investment income            0.0600          0.0350
Dividends from net
  investment income             (0.0600)        (0.0350)
Net asset value, end of
  period                      $    1.00       $    1.00
Total return++                     6.17%+++        3.55%+++
Ratios to average net
  assets/
  supplemental data:
Net assets, end of period
  (000's)                     $ 145,109       $ 143,245
Ratio of operating expenses
  to average net assets            0.40%           0.40%+
Ratio of net investment
  income to average net
  assets                           6.00%           4.97%+
Ratio of operating expenses
  to average net assets
  before fee waivers.              0.74%           0.75%+
Net investment income per
  share before fee waivers    $  0.0566       $  0.0325

  * The Nations Tax Exempt Fund Trust A Shares commenced operations on March 14, 1988.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated. +++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                  SIX MONTHS
                                     ENDED            YEAR             YEAR             YEAR              YEAR
                                   05/31/95           ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                    (UNAUDTED)        11/30/94         11/30/93         11/30/92          11/30/91
Operating performance:
Net asset value, beginning of
  period                          $   12.98        $   13.74        $   12.45       $   11.16        $    9.71
Net investment income                  0.14             0.24             0.24            0.28             0.34
Net realized and unrealized
  gain/(loss) on investments           2.12            (0.23)            1.38            1.57             1.47
Net increase/(decrease) in net
  assets resulting from
  investment operations                2.26             0.01             1.62            1.85             1.81
Distributions:
Dividends from net investment
  income                              (0.14)           (0.23)           (0.24)          (0.27)           (0.36)
Distributions from net
  realized capital gains              (0.67)           (0.54)           (0.09)          (0.29)              --
Total distributions                   (0.81)           (0.77)           (0.33)          (0.56)           (0.36)
Net asset value, end of period    $   14.43        $   12.98        $   13.74       $   12.45        $   11.16
Total return++                        18.64%           (0.08)%          13.19%          17.00%+++        18.79%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                          $ 872,044        $ 799,743        $ 707,185       $ 282,138        $  82,360
Ratio of operating expenses to
  average net assets                   0.91%+           0.93%            0.96%           0.90%            0.53%
Ratio of net investment income
  to average net assets                2.17%+           1.85%            1.98%           2.31%            3.33%
Portfolio turnover rate                  36%              75%              64%             60%              51%
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                       0.91%+           0.93%            0.97%           0.97%            0.99%
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                  $    0.14        $    0.24        $    0.24       $    0.27        $    0.30


                                      YEAR             PERIOD
                                     ENDED              ENDED
TRUST A SHARES                      11/30/90         11/30/89*#
Operating performance:
Net asset value, beginning of
  period                         $   10.04          $   10.00
Net investment income                 0.35               0.08
Net realized and unrealized
  gain/(loss) on investments         (0.36)             (0.04)
Net increase/(decrease) in net
  assets resulting from
  investment operations              (0.01)              0.04
Distributions:
Dividends from net investment
  income                             (0.32)                --
Distributions from net
  realized capital gains                --                 --
Total distributions                  (0.32)                --
Net asset value, end of period   $    9.71          $   10.04
Total return++                       (0.16)%+++          0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                         $  19,769          $   5,161
Ratio of operating expenses to
  average net assets                  0.21%              0.49%+
Ratio of net investment income
  to average net assets               4.19%              4.41%+
Portfolio turnover rate                 24%                --
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                      1.11%              1.41%+
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                 $    0.26          $    0.06

  * The Nations Value Fund Trust A Shares commenced operations on September 19, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                                                   05/31/95          5/31/94          5/31/93          5/31/92
Operating performance:
Net asset value, beginning of period                           $   11.43        $   12.06         $   11.41        $   10.19
Net investment income                                               0.42             0.38              0.37             0.34
Net realized and unrealized gain on investments                     1.11             0.22              1.08             1.25
Net increase in net assets resulting from investment
  operations                                                        1.53             0.60              1.45             1.59
Distributions:
Dividends from net investment income                               (0.42)           (0.42)            (0.35)           (0.30)
Distributions from net realized capital gains                      (0.73)           (0.81)            (0.45)           (0.07)
Total distributions                                                (1.15)           (1.23)            (0.80)           (0.37)
Net asset value, end of period                                 $   11.81        $   11.43         $   12.06        $   11.41
Total return++                                                     14.79%            5.00%            13.30%           15.91%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 283,082        $ 225,740         $ 175,949        $  18,104
Ratio of operating expenses to average net assets                   0.92%            0.94%             0.92%            1.10%
Ratio of net investment income to average net assets                3.75%            3.41%             3.37%            3.15%
Portfolio turnover rate                                              158%             116%               55%              84%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                        0.93%            0.95%             1.04%            2.21%
Net investment income per share without waivers and
  reimbursements                                               $    0.42        $    0.38         $    0.36        $    0.22

                                                                   PERIOD
                                                                   ENDED
TRUST A SHARES                                                    5/31/91*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income                                               0.05
Net realized and unrealized gain on investments                     0.14
Net increase in net assets resulting from investment
  operations                                                        0.19
Distributions:
Dividends from net investment income                                  --
Distributions from net realized capital gains                         --
Total distributions                                                 0.00
Net asset value, end of period                                 $   10.19
Total return++                                                      1.90%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  10,194
Ratio of operating expenses to average net assets                   1.12%+
Ratio of net investment income to average net assets                3.66%+
Portfolio turnover rate                                                9%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                        1.80%+
Net investment income per share without waivers and
  reimbursements                                               $   (0.06)

  * The Nations Equity Income Fund Trust A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

NATIONS INTERNATIONAL EQUITY FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
TRUST A SHARES                                                                  05/31/95#        5/31/94#         5/31/93#
Operating performance:
Net asset value, beginning of period                                           $   12.06        $   10.60        $   10.40
Net investment income/(loss)                                                        0.14             0.09             0.09
Net realized and unrealized gain/(loss) on investments                             (0.20)            1.44             0.21
Net increase/(decrease) in net assets resulting from investment operations         (0.06)            1.53             0.30
Distributions:
Dividends from net investment income                                               (0.03)           (0.05)           (0.08)
Distributions from net realized capital gains                                      (0.12)           (0.02)           (0.02)
Distributions in excess of net realized capital gains                              (0.10)              --               --
Total distributions                                                                (0.25)           (0.07)           (0.10)
Net asset value, end of period                                                 $   11.75        $   12.06        $   10.60
Total return++                                                                     (0.46)%          14.37%            3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $ 572,940        $ 401,559        $ 118,873
Ratio of operating expenses to average net assets                                   1.03%            1.17%            1.30%
Ratio of net investment income/(loss) to average net assets                         1.17%            0.75%            1.03%
Portfolio turnover rate                                                               92%              39%              41%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                    1.04%            1.18%            1.32%
Net investment income/(loss) per share without waivers and reimbursements      $    0.14        $    0.08        $    0.10

                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                   5/31/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income/(loss)                                                       0.08
Net realized and unrealized gain/(loss) on investments                             0.36
Net increase/(decrease) in net assets resulting from investment operations         0.44
Distributions:
Dividends from net investment income                                              (0.04)
Distributions from net realized capital gains                                        --
Distributions in excess of net realized capital gains                                --
Total distributions                                                               (0.04)
Net asset value, end of period                                                $   10.40
Total return++                                                                     4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  83,970
Ratio of operating expenses to average net assets                                  1.33%+
Ratio of net investment income/(loss) to average net assets                        1.81%+
Portfolio turnover rate                                                              11%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                   1.43%+
Net investment income/(loss) per share without waivers and reimbursements     $    0.03

  * The Nations International Equity Fund Trust A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
TRUST A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                     $    11.23         $    11.08          $    10.68
Net investment income/(loss)                                                   0.06               0.09                0.09
Net realized and unrealized gain on investments                                1.37               0.14                0.42
Net increase in net assets resulting from investment operations                1.43               0.23                0.51
Distributions:
Dividends from net investment income                                          (0.05)             (0.08)              (0.10)
Distributions from net realized gains                                         (0.26)             (0.00)(a)           (0.01)
Total distributions                                                           (0.31)             (0.08)              (0.11)
Net asset value, end of period                                           $    12.35         $    11.23          $    11.08
Total return++                                                                13.19%              2.14%               4.84%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $  783,103         $  717,914          $  646,661
Ratio of operating expenses to average net assets                              0.91%+             0.90%               0.80%
Ratio of net investment income/(loss) to average net assets                    1.03%+             0.85%               0.84%
Portfolio turnover rate                                                          43%                56%                 81%
Ratio of operating expenses to average net assets before fee waivers           0.97%+             0.91%               0.89%
Net investment income/(loss) per share before fee waivers                $     0.06         $     0.09          $     0.08


                                                                            PERIOD
                                                                             ENDED
TRUST A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                    $    10.00
Net investment income/(loss)                                                  0.02
Net realized and unrealized gain on investments                               0.66##
Net increase in net assets resulting from investment operations               0.68
Distributions:
Dividends from net investment income                                            --
Distributions from net realized gains                                           --
Total distributions                                                             --
Net asset value, end of period                                          $    10.68
Total return++                                                                6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  728,629
Ratio of operating expenses to average net assets                             0.30%+
Ratio of net investment income/(loss) to average net assets                   1.33%+
Portfolio turnover rate                                                          7%
Ratio of operating expenses to average net assets before fee waivers          1.05%+
Net investment income/(loss) per share before fee waivers               $     0.01

  * The Nations Capital Growth Fund Trust A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
(a) Value represents less than $0.01 per share.

NATIONS EMERGING GROWTH FUND

                                                                           SIX MONTHS
                                                                              ENDED              YEAR            PERIOD
                                                                            05/31/95             ENDED            ENDED
TRUST A SHARES                                                             (UNAUDITED)         11/30/94#        11/30/93*
Operating performance:
Net asset value, beginning of period                                        $    11.41         $    10.87     $    10.00
Net investment income/(loss)                                                      0.01              (0.03)         (0.01)
Net realized and unrealized gain on investments                                   0.97               0.71           0.89
Net increase in net assets resulting from investment operations                   0.98               0.68           0.88
Distributions:
Distributions from net realized gains                                            (0.40)             (0.14)         (0.01)
Total distributions                                                              (0.40)             (0.14)         (0.01)
Net asset value, end of period                                              $    11.99         $    11.41     $    10.87
Total return++                                                                    9.11%              6.26%          8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $  210,203         $  182,459     $  121,281 +
Ratio of operating expenses to average net assets                                 0.97%+             1.01%          0.80%%+
Ratio of net investment income/(loss) to average net assets                       0.10%+            (0.29)%        (0.15)
Portfolio turnover rate                                                             69%               129%           159%+
Ratio of operating expenses to average net assets before fee waivers              0.98%+             1.01%          1.01%
Net investment income/(loss) per share before fee waivers                   $     0.00(a)      $    (0.03)    $    (0.03)

  * The Nations Emerging Growth Fund Trust A Shares commenced operations on December 4, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method.
 (a) Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                                   SIX MONTHS
                                                                     ENDED                 PERIOD                 PERIOD
                                                                    05/31/95                ENDED                  ENDED
TRUST A SHARES                                                    (UNAUDITED)#            11/30/94*              04/29/94*
Operating performance:
Net asset value, beginning of period                              $   13.08             $   13.31              $   13.65
Net investment income/(loss)                                           0.09                  0.01                  (0.05)
Net realized and unrealized gain/(loss) on investments                 1.35                 (0.23)##                2.66
Net increase/(decrease) in net assets resulting from
  investment operations                                                1.44                 (0.22)                  2.61
Distributions:
Dividends from net investment income                                  (0.02)                (0.01)                    --
Distributions from net realized gains                                    --                    --                  (2.95)
Return of capital                                                        --                 (0.00)(a)                 --
Total distributions                                                   (0.02)                (0.01)                 (2.95)
Net asset value, end of period                                    $   14.50             $   13.08              $   13.31
Total return++                                                        11.01%                (1.62)%                18.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $  47,077             $   9,947              $   8,079
Ratio of operating expenses to average net assets                      0.94%+                1.13%+                 1.20%+
Ratio of net investment income/(loss) to average net assets            1.37%+                0.12%+                (0.60)%+
Portfolio turnover rate                                                  98%                  177%                   475%
Ratio of operating expenses to average net assets before fee
  waivers                                                              1.65%+                1.56%+                 1.53%+
Net investment income/(loss) per share before fee waivers         $    0.04             $   (0.03)             $   (0.08)


                                                                     PERIOD
                                                                      ENDED
TRUST A SHARES                                                      04/30/93*
Operating performance:
Net asset value, beginning of period                              $   10.00
Net investment income/(loss)                                          (0.03)
Net realized and unrealized gain/(loss) on investments                 3.74
Net increase/(decrease) in net assets resulting from
  investment operations                                                3.71
Distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                 (0.06)
Return of capital                                                        --
Total distributions                                                   (0.06)
Net asset value, end of period                                    $   13.65
Total return++                                                        37.13%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $   4,638
Ratio of operating expenses to average net assets                      1.20%+
Ratio of net investment income/(loss) to average net assets           (0.58)%+
Portfolio turnover rate                                                 203%
Ratio of operating expenses to average net assets before fee
  waivers                                                              1.31%+
Net investment income/(loss) per share before fee waivers         $   (0.03)

  * The period for the Nations Disciplined Equity Fund Trust A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Trust A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INDEX FUND

                                                                           SIX MONTHS             YEAR
                                                                              ENDED              ENDED
                                                                              05/31/95          11/30/94*
TRUST A SHARES                                                              (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                      $     9.84         $    10.00
Net investment income                                                           0.08               0.24
Net realized and unrealized gain/(loss) on investments                          1.64              (0.21)
Net increase in net assets resulting from investment operations                 1.72               0.03
Distributions:
Dividends from net investment income                                           (0.07)             (0.19)
Distributions from net realized gains                                          (0.08)                --
Total distributions                                                            (0.15)             (0.19)
Net asset value, end of period                                            $    11.41         $     9.84
Total return++                                                                 19.01%              0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $  129,706         $  123,147
Ratio of operating expenses to average net assets                               0.35%+             0.35%+
Ratio of net investment income to average net assets                            2.68%+             2.64%+
Portfolio turnover rate                                                            7%                14%
Ratio of operating expenses to average net assets before fee waivers            0.75%+             0.79%+
Net investment income per share before fee waivers                        $     0.07         $     0.20

 * The Nations Equity Index Fund Trust A Shares commenced operations on December 16, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated.

NATIONS BALANCED ASSETS FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
TRUST A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                     $    10.44         $    10.87          $    10.24
Net investment income                                                          0.17               0.25                0.29
Net realized and unrealized gain/(loss) on investments                         1.13              (0.43)               0.64
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   1.30              (0.18)               0.93
Distributions:
Dividends from net investment income                                          (0.14)             (0.25)              (0.30)
Distributions from net realized gains                                         (0.02)                --                  --
Total distributions                                                           (0.16)             (0.25)              (0.30)
Net asset value, end of period                                           $    11.58         $    10.44          $    10.87
Total return++                                                                12.59%            (1.73)%               9.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $    157,581       $    162,215       $     178,270
Ratio of operating expenses to average net assets                              0.99%+             0.98%               0.90%
Ratio of net investment income to average net assets                           3.11%+             2.31%               2.82%
Portfolio turnover rate                                                         101%               156%                 50%
Ratio of operating expenses to average net assets before fee waivers           0.99%+             0.99%               0.97%
Net investment income per share before fee waivers                     $       0.17       $       0.25       $        0.29


                                                                            PERIOD
                                                                             ENDED
TRUST A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                    $    10.00
Net investment income                                                         0.06
Net realized and unrealized gain/(loss) on investments                        0.18##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  0.24
Distributions:
Dividends from net investment income                                            --
Distributions from net realized gains                                           --
Total distributions                                                             --
Net asset value, end of period                                          $    10.24
Total return++                                                                2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                   $   111,953
Ratio of operating expenses to average net assets                             0.30%+
Ratio of net investment income to average net assets                          3.85%+
Portfolio turnover rate                                                         79%
Ratio of operating expenses to average net assets before fee waivers          1.05%+
Net investment income per share before fee waivers                     $      0.05

   * The Nations Balanced Assets Fund Trust A Shares commenced operations on September 30, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the periods indicated
     and does not reflect any applicable sales charges.
 +++ Unaudited.
 ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                SIX MONTHS
                                                                   ENDED            YEAR             YEAR             YEAR
                                                                 05/31/95           ENDED            ENDED            ENDED
TRUST A SHARES                                                  (UNAUDITED)       11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                              $    3.93        $    4.28        $    4.16       $    4.17
Net investment income                                                0.12             0.23             0.23            0.28
Net realized and unrealized gain/(loss) on investments               0.16            (0.33)            0.14           (0.01)
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.28            (0.10)            0.37            0.27
Distributions:
Dividends from net investment income                                (0.12)           (0.23)           (0.23)          (0.28)
Distributions in excess of net investment income                       --            (0.00)#             --              --
Distributions from net realized capital gains                          --            (0.02)           (0.02)             --
Total distributions                                                 (0.12)           (0.25)           (0.25)          (0.28)
Net asset value, end of year                                    $    4.09        $    3.93        $    4.28       $    4.16
Total return++                                                       7.25%           (2.23)%           9.03%           6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $   411,934      $   433,278      $   443,426      $  360,497
Ratio of operating expenses to average net assets                    0.58%+           0.59%            0.55%           0.37%
Ratio of net investment income to average net assets                 6.07%+           5.76%            5.40%           6.48%
Portfolio turnover rate                                               130%             133%              92%             25%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                              0.79%+           0.80%            0.79%           0.77%
Net investment income per share before fee waivers and/or
  expense reimbursements                                      $      0.11      $      0.22      $      0.22      $     0.26


                                                                  PERIOD
                                                                   ENDED
TRUST A SHARES                                                   11/30/91*
Operating performance:
Net asset value, beginning of year                             $    4.00
Net investment income                                               0.10
Net realized and unrealized gain/(loss) on investments              0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.27
Distributions:
Dividends from net investment income                               (0.10)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.10)
Net asset value, end of year                                   $    4.17
Total return++                                                      6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $  158,435
Ratio of operating expenses to average net assets                   0.08%+
Ratio of net investment income to average net assets                7.21%+
Portfolio turnover rate                                               11%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                             0.82%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                      $     0.00

  * The Nations Short-Intermediate Government Fund Trust A Shares commenced operations on August 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Value represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                                 YEAR             YEAR             YEAR              YEAR
                                                                ENDED             ENDED            ENDED            ENDED
TRUST A SHARES                                                05/31/95#         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period                         $    9.80          $   10.46        $   10.36       $   10.05
Net investment income                                             0.64               0.64             0.71            0.74
Net realized and unrealized gain/(loss) on investments            0.06              (0.61)            0.13            0.37
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.70               0.03             0.84            1.11
Distributions:
Dividends from net investment income                             (0.60)             (0.58)           (0.70)          (0.77)
Dividends in excess of net investment income                        --              (0.02)              --              --
Distributions in excess of net realized capital gains               --              (0.05)           (0.04)          (0.03)
Distributions from capital                                       (0.04)             (0.04)              --              --
Total distributions                                              (0.64)             (0.69)           (0.74)          (0.80)
Net asset value, end of period                               $    9.86          $    9.80        $   10.46       $   10.36
Total return++                                                    7.55%              0.06%            8.37%          11.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  39,909          $  44,536        $  40,472       $  42,256
Ratio of operating expenses to average net assets                 0.76%              0.73%            0.85%           1.06%
Ratio of net investment income to average net assets              6.69%              6.08%            6.67%           7.15%
Portfolio turnover rate                                            413%                56%             103%            130%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      0.94%              0.94%            1.00%           1.72%
Net investment income per share without waivers and
  reimbursements                                             $    0.62          $    0.61        $    0.60       $    0.07

                                                                PERIOD
                                                                ENDED
TRUST A SHARES                                                05/31/91*
Operating performance:
Net asset value, beginning of period                         $   10.00
Net investment income                                             0.10
Net realized and unrealized gain/(loss) on investments            0.02
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.12
Distributions:
Dividends from net investment income                             (0.07)
Dividends in excess of net investment income                        --
Distributions in excess of net realized capital gains               --
Distributions from capital                                          --
Total distributions                                              (0.07)
Net asset value, end of period                               $   10.05
Total return++                                                    1.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  10,047
Ratio of operating expenses to average net assets                 1.10%+
Ratio of net investment income to average net assets              7.18%+
Portfolio turnover rate                                              5%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      1.69% +++
Net investment income per share without waivers and
  reimbursements                                             $    0.09+++

  * The Nations Government Securities Fund Trust A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

NATIONS SHORT-TERM INCOME FUND

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR             YEAR
                                                                                05/31/95           ENDED            ENDED
TRUST A SHARES                                                                (UNAUDITED)#       11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of period                                          $    9.48        $   10.01          $    9.75
Net investment income                                                              0.30             0.50               0.53
Net realized and unrealized gain/(loss) on investments                             0.28            (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment operations         0.58            (0.01)              0.79
Distributions:
Dividends from net investment income                                              (0.30)           (0.48)             (0.53)
Distributions in excess of net investment income                                     --            (0.02)                --
Distributions from capital                                                           --            (0.02)                --
Total distributions                                                               (0.30)           (0.52)             (0.53)
Net asset value, end of period                                                $    9.76        $    9.48          $   10.01
Total return++                                                                     6.25%          (0.11)%              8.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $  169,616       $  176,712       $    201,738
Ratio of operating expenses to average net assets                                  0.51     %+       0.50     %         0.37%
Ratio of net investment income to average net assets                               6.35     %+       5.23     %         5.27%
Portfolio turnover rate                                                             145     %        293     %          121%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.86     %+       0.82     %         0.79%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $     0.29       $     0.47       $       0.48


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.09
Net realized and unrealized gain/(loss) on investments                            (0.25)
Net increase/(decrease) in net assets resulting from investment operations        (0.16)
Distributions:
Dividends from net investment income                                              (0.09)
Distributions in excess of net investment income                                     --
Distributions from capital                                                           --
Total distributions                                                               (0.09)
Net asset value, end of period                                                $    9.75
Total return++                                                                    (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $  190,680
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income to average net assets                               5.54%+
Portfolio turnover rate                                                              45%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.90%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $     0.08

  * The Nations Short-Term Income Fund Trust A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                                SIX MONTHS
                                                                                  ENDED              YEAR
                                                                                 05/31/95           ENDED             YEAR
TRUST A SHARES                                                                 (UNAUDITED)        11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of period                                           $    9.67         $   10.88          $    9.97
Net investment income                                                               0.38              0.74               0.78
Net realized and unrealized gain/(loss) on investments                              0.86             (1.06)              0.91
Net increase/(decrease) in net assets resulting from investment operations          1.24             (0.32)              1.69
Distributions:
Dividends from net investment income                                               (0.38)            (0.74)             (0.78)
Distributions in excess of net investment income                                      --             (0.00)##              --
Distributions from net realized capital gains                                         --             (0.15)                --
Total distributions                                                                (0.38)            (0.89)             (0.78)
Net asset value, end of period                                                 $   10.53         $    9.67          $   10.88
Total return++                                                                     13.05%            (3.05)%            17.40%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $    24,598       $    22,298       $     28,553
Ratio of operating expenses to average net assets                                   0.77%+            0.74%              0.55%
Ratio of net investment income to average net assets                                7.53%+            7.31%              7.02%
Portfolio turnover rate                                                               67%              144%                86%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                            0.93%+            0.95%              0.95%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $      0.37       $      0.72       $       0.70


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                            (0.03)
Net increase/(decrease) in net assets resulting from investment operations         0.03
Distributions:
Dividends from net investment income                                              (0.06)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.06)
Net asset value, end of period                                                $    9.97
Total return++                                                                     0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $   23,962
Ratio of operating expenses to average net assets                                  0.25%+
Ratio of net investment income to average net assets                               7.76%+
Portfolio turnover rate                                                              46%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.85%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                             $     0.05

  * The Nations Diversified Income Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

NATIONS STRATEGIC FIXED INCOME FUND

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR             YEAR
                                                                                05/31/95           ENDED            ENDED
TRUST A SHARES                                                                 (UNAUDITED)       11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period                                            $    9.32        $   10.55        $    9.94
Net investment income                                                                0.29             0.53             0.56
Net realized and unrealized gain/(loss) on investments                               0.70            (0.89)            0.62
Net increase/(decrease) in net assets resulting from investment operations           0.99            (0.36)            1.18
Distributions:
Dividends from net investment income                                                (0.29)           (0.51)           (0.56)
Distributions in excess of net investment income                                       --            (0.02)              --
Distributions from net realized capital gains                                          --            (0.34)           (0.01)
Total distributions                                                                 (0.29)           (0.87)           (0.57)
Net asset value, end of period                                                  $   10.02        $    9.32        $   10.55
Total return++                                                                      10.85%           (3.58)%          12.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $ 608,173        $ 550,697        $ 545,538
Ratio of operating expenses to average net assets                                    0.68%+           0.68%            0.61%
Ratio of net investment income to average net assets                                 6.18%+           5.43%            5.40%
Portfolio turnover rate                                                               155%             307%             161%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                             0.79%+           0.76%            0.77%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                $    0.29        $    0.52        $    0.55


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.05
Net realized and unrealized gain/(loss) on investments                            (0.06)
Net increase/(decrease) in net assets resulting from investment operations        (0.01)
Distributions:
Dividends from net investment income                                              (0.05)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.05)
Net asset value, end of period                                                $    9.94
Total return++                                                                    (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $ 581,329
Ratio of operating expenses to average net assets                                  0.26%+
Ratio of net investment income to average net assets                               6.15%+
Portfolio turnover rate                                                              12%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.86%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                              $    0.04

  * The Nations Strategic Fixed Income Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MORTGAGE-BACKED SECURITIES FUND

                                                                               SIX MONTHS
                                                                                  ENDED            YEAR             YEAR
                                                                                05/31/95           ENDED            ENDED
TRUST A SHARES                                                                 (UNAUDITED)       11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period                                            $    8.97        $    9.95        $    9.97
Net investment income                                                                0.31             0.65             0.68
Net realized and unrealized gain/(loss) on investments                               0.59            (0.97)           (0.02)
Net increase/(decrease) in net assets resulting from investment operations           0.90            (0.32)            0.66
Distributions:
Dividends from net investment income                                                (0.32)           (0.57)           (0.68)
Distributions from capital                                                             --            (0.09)              --
Total distributions                                                                 (0.32)           (0.66)           (0.68)
Net asset value, end of period                                                  $    9.55        $    8.97        $    9.95
Total return++                                                                      10.14%           (3.41)%           6.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  58,588        $  61,946        $  72,596
Ratio of operating expenses to average net assets                                    0.71%+           0.75%            0.67%
Ratio of net investment income to average net assets                                 6.86%+           6.81%            6.70%
Portfolio turnover rate                                                               199%             207%             167%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                             0.81%+           0.86%            0.86%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                $    0.30        $    0.64        $    0.66


                                                                                  PERIOD
                                                                                  ENDED
TRUST A SHARES                                                                  11/30/92*
Operating performance:
Net asset value, beginning of period                                          $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                            (0.03)
Net increase/(decrease) in net assets resulting from investment operations         0.03
Distributions:
Dividends from net investment income                                              (0.06)
Distributions from capital                                                           --
Total distributions                                                               (0.06)
Net asset value, end of period                                                $    9.97
Total return++                                                                     0.35%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  63,583
Ratio of operating expenses to average net assets                                  0.25%+
Ratio of net investment income to average net assets                               8.16%+
Portfolio turnover rate                                                               4%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                           0.85%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                              $    0.06

  * The Nations Mortgage-Backed Securities Fund Trust A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.

NATIONS MUNICIPAL INCOME FUND

                                                                SIX MONTHS
                                                                   ENDED            YEAR              YEAR              YEAR
                                                                 05/31/95           ENDED            ENDED             ENDED
TRUST A SHARES                                                  (UNAUDITED)       11/30/94          11/30/93          11/30/92
Operating performance:
Net asset value, beginning of period                             $    9.64        $   11.33       $   10.65        $   10.25
Net investment income                                                 0.30             0.57            0.59             0.59
Net realized and unrealized gain/(loss) on investments                1.14            (1.44)           0.72             0.41
Net increase/(decrease) in net assets resulting from
  investment operations                                               1.44            (0.87)           1.31             1.00
Distributions:
Dividends from net investment income                                 (0.30)           (0.57)          (0.59)           (0.59)
Distributions in excess of net investment income                        --            (0.00)#            --               --
Distributions from net realized capital gains                           --            (0.25)          (0.04)           (0.01)
Total distributions                                                  (0.30)           (0.82)          (0.63)           (0.60)
Net asset value, end of period                                   $   10.78        $    9.64       $   11.33        $   10.65
Total return++                                                       15.08%           (8.17)%         12.54%            9.97%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $  61,785        $  59,279       $  88,386        $  62,387
Ratio of operating expenses to average net assets                     0.61%+           0.61%           0.52%            0.43%
Ratio of operating expenses to average net asset including
  interest expense                                                      --             0.62%             --               --
Ratio of net investment income to average net assets                  5.81%+           5.42%           5.24%            5.51%
Portfolio turnover rate                                                 24%              63%             48%              19%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                               0.90%+           0.90%           0.84%            0.90%
Net investment income per share before fee waivers and/or
  expense reimbursements                                         $    0.28        $    0.54       $    0.55        $    0.54


                                                                   PERIOD
                                                                   ENDED
TRUST A SHARES                                                   11/30/91*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income                                               0.52
Net realized and unrealized gain/(loss) on investments              0.25
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.77
Distributions:
Dividends from net investment income                               (0.52)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.52)
Net asset value, end of period                                 $   10.25
Total return++                                                      7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  23,631
Ratio of operating expenses to average net assets                   0.20%+
Ratio of operating expenses to average net asset including
  interest expense                                                    --
Ratio of net investment income to average net assets                6.07%+
Portfolio turnover rate                                               54%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                             0.88%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.45

  * The Nations Municipal Income Fund Trust A Shares commenced operations on February 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                       SIX MONTHS
                                                                          ENDED            YEAR           PERIOD
                                                                        05/31/95           ENDED           ENDED
TRUST A SHARES                                                         (UNAUDITED)       11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period                                    $    9.69        $    9.96       $   10.00
Net investment income                                                        0.26             0.38            0.05
Net realized and unrealized gain/(loss) on investments                       0.26            (0.27)          (0.04)
Net increase in net assets resulting from investment operations              0.52             0.11            0.01
Distributions:
Dividends from net investment income                                        (0.26)           (0.38)          (0.05)
Distributions from net realized capital gains                                  --            (0.00)#            --
Total distributions                                                         (0.26)           (0.38)          (0.05)
Net asset value, end of period                                          $    9.95        $    9.69       $    9.96
Total return++                                                               5.01%            1.09%           0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  46,773        $  33,488       $   5,999
Ratio of operating expenses to average net assets                            0.41%+           0.34%           0.09%+
Ratio of net investment income to average net assets                         4.50%+           3.83%           3.16%+
Portfolio turnover rate                                                        33%              57%             45%
Ratio of operating expenses to average net assets
  before fee waivers and/or expense reimbursements                          0.97%+           0.80%            1.04%+
Net investment income per share before fee waivers
  and/or expense reimbursements                                         $    0.23        $    0.33       $    0.04

  * The Nations Short-Term Municipal Income Fund Trust A Shares commenced operations on October 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                               SIX MONTHS
                                                                                  ENDED              YEAR           PERIOD
                                                                                05/31/95             ENDED           ENDED
TRUST A SHARES                                                                 (UNAUDITED)         11/30/94        11/30/93*
Operating performance:
Net asset value, beginning of period                                            $    9.24          $   10.11       $   10.00
Net investment income                                                                0.24               0.45            0.14
Net realized and unrealized gain/(loss) on investments                               0.74              (0.86)           0.11
Net increase/(decrease) in net assets resulting from investment operations           0.98              (0.41)           0.25
Distributions:
Dividends from net investment income                                                (0.24)             (0.45)          (0.14)
Distributions in excess of net investment income                                       --              (0.00)#            --
Distributions from net realized capital gains                                          --              (0.01)             --
Total distributions                                                                 (0.24)             (0.46)          (0.14)
Net asset value, end of period                                                  $    9.98          $    9.24       $   10.11
Total return++                                                                      10.74%             (4.25)%          2.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  67,929          $  38,055       $  28,335
Ratio of operating expenses to average net assets                                    0.41%+             0.35%           0.24%+
Ratio of net investment income to average net assets                                 5.03%+             4.59%           4.07%+
Portfolio turnover rate                                                                20%                51%             23%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursement                                                       0.79%+              0.88%          0.96%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                                        $    0.23          $    0.40       $    0.12

  * The Nations Intermediate Municipal Bond Fund Trust A Shares commenced operations on July 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                       SIX MONTHS
                                                                                          ENDED         YEAR          PERIOD
                                                                                        05/31/95        ENDED          ENDED
TRUST A SHARES                                                                         (UNAUDITED)    11/30/94       11/30/93*
Operating performance:
Net asset value, beginning of period                                                    $    9.61     $   10.50      $   10.00
Net investment income                                                                        0.24          0.45           0.44
Net realized and unrealized gain/(loss) on investments                                       0.82         (0.88)          0.50
Net increase/(decrease) in net assets resulting from investment operations                   1.06         (0.43)          0.94
Distributions:
Dividends from net investment income                                                        (0.24)        (0.45)         (0.44)
Distributions in excess of net investment income                                               --         (0.00)#           --
Distributions from net realized gains                                                          --         (0.01)            --
Total distributions                                                                         (0.24)        (0.46)         (0.44)
Net asset value, end of period                                                          $   10.43     $    9.61      $   10.50
Total return++                                                                              11.15%        (4.26)%         9.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    $  43,868     $  42,717      $  41,489
Ratio of operating expenses to average net assets                                            0.55%+        0.55%          0.44%+
Ratio of operating expenses to average net assets including interest expense                 0.56%+          --             --
Ratio of net investment income to average net assets                                         4.81%+        4.44%          4.28%+
Portfolio turnover rate                                                                        17%           34%            15%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                             0.77%+        0.76%          0.80%+
Net investment income per share before fee waivers and/or expense reimbursements        $    0.23     $    0.43      $    0.40

  * The Nations Florida Intermediate Municipal Bond Fund Trust A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS FLORIDA MUNICIPAL BOND FUND

                                                                                                       SIX MONTHS
                                                                                                          ENDED         PERIOD
                                                                                                        05/31/95         ENDED
TRUST A SHARES                                                                                         (UNAUDITED)     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.40      $    9.93
Net investment income                                                                                        0.26           0.49
Net realized and unrealized gain/(loss) on investments                                                       1.11          (1.53)
Net increase/(decrease) in net assets resulting from investment operations                                   1.37          (1.04)
Dividends from net investment income                                                                        (0.26)         (0.49)
Net asset value, end of period                                                                          $    9.51      $    8.40
Total return++                                                                                              16.45%        (10.70)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $   9,149      $   4,258
Ratio of operating expenses to average net assets                                                            0.33%+         0.21%+
Ratio of net investment income to average net assets                                                         5.67%+         5.55%+
Portfolio turnover rate                                                                                         9%            46%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           0.95%+         0.91%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.23      $    0.43

  * The Nations Florida Municipal Bond Fund Trust A Shares commenced operations on December 13, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
TRUST A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.82          $   10.82          $   10.29
Net investment income                                                           0.25               0.49               0.50
Net realized and unrealized gain/(loss) on investments                          0.78              (0.98)              0.56
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.03              (0.49)              1.06
Distributions:
Dividends from net investment income                                           (0.25)             (0.49)             (0.50)
Distributions in excess of net investment income                                  --              (0.00)#               --
Distributions from net realized capital gains                                     --              (0.02)             (0.03)
Total distributions                                                            (0.25)             (0.51)             (0.53)
Net asset value, end of period                                             $   10.60          $    9.82          $   10.82
Total return++                                                                 10.57%             (4.70)%            10.43%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $  35,966          $  33,111          $  30,738
Ratio of operating expenses to average net assets                               0.55%+             0.54%              0.46%
Ratio of operating expenses to average net assets including interest
  expense                                                                         --               0.55%                --
Ratio of net investment income to average net assets                            4.85%+             4.74%              4.57%
Portfolio turnover rate                                                           13%                22%                 6%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 0.75%+             0.75%              0.77%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.24          $    0.47          $    0.46


                                                                            PERIOD
                                                                             ENDED
TRUST A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                      $   10.00
Net investment income                                                          0.41
Net realized and unrealized gain/(loss) on investments                         0.29
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   0.70
Distributions:
Dividends from net investment income                                          (0.41)
Distributions in excess of net investment income                                 --
Distributions from net realized capital gains                                    --
Total distributions                                                           (0.41)
Net asset value, end of period                                            $   10.29
Total return++                                                                 7.07%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $  20,584
Ratio of operating expenses to average net assets                              0.20%+
Ratio of operating expenses to average net assets including interest
  expense                                                                        --
Ratio of net investment income to average net assets                           5.25%+
Portfolio turnover rate                                                          12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                0.77%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                          $    0.37

  * The Nations Georgia Intermediate Municipal Bond Fund Trust A Shares commenced operations on March 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                                       SIX MONTHS
                                                                                                          ENDED       PERIOD
                                                                                                        05/31/95       ENDED
TRUST A SHARES                                                                                         (UNAUDITED)   11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.38    $   10.02
Net investment income                                                                                        0.26         0.46
Net realized and unrealized gain/(loss) on investments                                                       1.09        (1.64)
Net increase/(decrease) in net assets resulting from investment operations                                   1.35        (1.18)
Dividends from net investment income                                                                        (0.26)       (0.46)
Net asset value, end of period                                                                          $    9.47    $    8.38
Total return++                                                                                              16.24%      (12.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $     598    $     232
Ratio of operating expenses to average net assets                                                            0.34%+       0.21%+
Ratio of net investment income to average net assets                                                         5.68%+       5.60%+
Portfolio turnover rate                                                                                        17%          35%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           0.99%+       1.04%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.23    $    0.39

  * The Nations Georgia Municipal Bond Fund Trust A Shares commenced operations on January 13, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                              SIX MONTHS
                                                 ENDED             YEAR              YEAR              YEAR              YEAR
                                               05/31/95           ENDED             ENDED             ENDED             ENDED
TRUST A SHARES                                (UNAUDITED)        11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of period           $   10.00      $   11.09         $   10.72         $   10.44         $   10.21
Net investment income                               0.25           0.50              0.52              0.55              0.60
Net realized and unrealized gain/(loss) on
  investments                                       0.79          (0.99)             0.44              0.31              0.24
Net increase/(decrease) in net assets
  resulting from investment operations              1.04          (0.49)             0.96              0.86              0.84
Distributions:
Dividends from net investment income               (0.25)         (0.50)            (0.52)            (0.55)            (0.60)
Distributions from net realized capital
  gains                                            (0.03)         (0.10)            (0.07)            (0.03)            (0.01)
Distributions in excess of net realized
  capital gains                                       --          (0.00)#              --                --                --
Total distributions                                (0.28)         (0.60)            (0.59)            (0.58)            (0.61)
Net asset value, end of period                 $   10.76      $   10.00         $   11.09         $   10.72         $   10.44
Total return++                                     10.57%         (4.64)%            9.11%             8.41%+++          8.46%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)           $  60,431      $  61,349         $  61,552         $  48,192         $  31,088
Ratio of operating expenses to average net
  assets                                            0.55%+         0.53%             0.49%             0.39%             0.20%
Ratio of net investment income to average
  net assets                                        4.89%+         4.73%             4.73%             5.12%             5.76%
Portfolio turnover rate                                7%            22%               26%               38%               26%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                    0.77%+         0.73%             0.73%             0.78%             0.71%
Net investment income per share before fee
  waivers and/or expense reimbursements        $    0.24      $    0.48         $    0.49         $    0.51         $    0.55


                                                 PERIOD
                                                 ENDED
TRUST A SHARES                                 11/30/90*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.16
Net realized and unrealized gain/(loss) on
  investments                                     0.21
Net increase/(decrease) in net assets
  resulting from investment operations            0.37
Distributions:
Dividends from net investment income             (0.16)
Distributions from net realized capital
  gains                                             --
Distributions in excess of net realized
  capital gains                                     --
Total distributions                              (0.16)
Net asset value, end of period               $   10.21
Total return++                                    3.72%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $  11,087
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      6.12%+
Portfolio turnover rate                             49%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                  0.84%+
Net investment income per share before fee
  waivers and/or expense reimbursements      $    0.13

  * The Nations Maryland Intermediate Municipal Bond Fund Trust A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                                       SIX MONTHS
                                                                                                          ENDED         PERIOD
                                                                                                        05/31/95         ENDED
TRUST A SHARES                                                                                         (UNAUDITED)     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.37      $    8.90
Net investment income                                                                                        0.25           0.11
Net realized and unrealized gain/(loss) on investments                                                       1.02          (0.53)
Net increase/(decrease) in net assets resulting from investment operations                                   1.27          (0.42)
Dividends from net investment income                                                                        (0.25)         (0.11)
Net asset value, end of period                                                                          $    9.39      $    8.37
Total return++                                                                                              15.29%         (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $   1,891      $      39
Ratio of operating expenses to average net assets                                                            0.34%+         0.21%+
Ratio of net investment income to average net assets                                                         5.43%+         5.48%+
Portfolio turnover rate                                                                                         5%            39%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           1.02%+         1.30%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.22      $    0.09

 * The Nations Maryland Municipal Bond Fund Trust A Shares commenced operations on September 20, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                        SIX MONTHS
                                                                                           ENDED        YEAR        PERIOD
                                                                                         05/31/95       ENDED        ENDED
TRUST A SHARES                                                                          (UNAUDITED)   11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of period                                                     $    9.53    $   10.46    $   10.00
Net investment income                                                                         0.23         0.44         0.43
Net realized and unrealized gain/(loss) on investments                                        0.81        (0.88)        0.46
Net increase/(decrease) in net assets resulting from investment operations                    1.04        (0.44)        0.89
Distributions:
Dividends from net investment income                                                         (0.23)       (0.44)       (0.43)
Distributions from net realized capital gains                                                (0.01)       (0.05)          --
Total distributions                                                                          (0.24)       (0.49)       (0.43)
Net asset value, end of period                                                           $   10.33    $    9.53    $   10.46
Total return++                                                                               10.98%       (4.34)%       9.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $  18,538    $  14,148    $  11,814
Ratio of operating expenses to average net assets                                             0.56%+       0.55%        0.42%+
Ratio of net investment income to average net assets                                          4.57%+       4.38%        4.23%+
Portfolio turnover rate                                                                         36%          37%          29%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                              0.82%+       0.82%        0.85%+
Net investment income per share before fee waivers and/or expense reimbursements         $    0.22    $    0.42    $    0.39

  * The Nations North Carolina Intermediate Municipal Bond Fund Trust A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                                         SIX MONTHS
                                                                                                            ENDED        PERIOD
                                                                                                          05/31/95        ENDED
TRUST A SHARES                                                                                           (UNAUDITED)    11/30/94*
Operating performance:
Net asset value, beginning of period                                                                      $    8.36     $   10.06
Net investment income                                                                                          0.26          0.45
Net realized and unrealized gain/(loss) on investments                                                         1.11         (1.70)
Net increase/(decrease) in net assets resulting from investment operations                                     1.37         (1.25)
Dividends from net investment income                                                                          (0.26)        (0.45)
Net asset value, end of period                                                                            $    9.47     $    8.36
Total return++                                                                                                16.50%       (12.65)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $     962     $     531
Ratio of operating expenses to average net assets                                                              0.31%+        0.21%+
Ratio of net investment income to average net assets                                                           5.65%+        5.53%+
Portfolio turnover rate                                                                                          20%           29%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements             0.93%+        0.92%+
Net investment income per share before fee waivers and/or expense reimbursements                          $    0.23     $    0.40

  * The Nations North Carolina Municipal Bond Fund Trust A Shares commenced operations on January 11, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                       SIX MONTHS
                                                                          ENDED              YEAR               YEAR
                                                                        05/31/95             ENDED              ENDED
TRUST A SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                    $    9.76          $   10.61         $   10.18
Net investment income                                                        0.25               0.50              0.50
Net realized and unrealized gain/(loss) on investments                       0.74              (0.84)             0.43
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 0.99              (0.34)             0.93
Distributions:
Dividends from net investment income                                        (0.25)             (0.50)            (0.50)
Distributions in excess of net investment income                               --              (0.00)#              --
Distributions from net realized capital gains                                  --              (0.01)               --
Total distributions                                                         (0.25)             (0.51)            (0.50)
Net asset value, end of period                                          $   10.50          $    9.76         $   10.61
Total return++                                                              10.30%             (3.37)%            9.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $      48,222      $      49,030      $     56,995
Ratio of operating expenses to average net assets                            0.55%+             0.54%             0.45%
Ratio of operating expenses to average net assets including
  interest expense                                                           0.56%+               --                --
Ratio of net investment income to average net assets                         5.03%+             4.82%             4.68%
Portfolio turnover rate                                                         6%                30%               11%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                      0.76%+             0.75%             0.75%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                    $        0.24      $        0.48      $       0.47

                                                                         PERIOD
                                                                          ENDED
TRUST A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                   $   10.00
Net investment income                                                       0.47
Net realized and unrealized gain/(loss) on investments                      0.18
Net increase/(decrease) in net assets resulting from investment
  operations                                                                0.65
Distributions:
Dividends from net investment income                                       (0.47)
Distributions in excess of net investment income                              --
Distributions from net realized capital gains                                 --
Total distributions                                                        (0.47)
Net asset value, end of period                                         $   10.18
Total return++                                                              6.62%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $     39,535
Ratio of operating expenses to average net assets                           0.20%+
Ratio of operating expenses to average net assets including
  interest expense                                                            --
Ratio of net investment income to average net assets                        4.11%+
Portfolio turnover rate                                                        7%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                     0.74%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                    $       0.42

  * The Nations South Carolina Intermediate Municipal Bond Fund Trust A Shares commenced operations on January 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                                           SIX MONTHS     PERIOD
                                                                                                              ENDED        ENDED
                                                                                                            05/31/95     11/30/94*
TRUST A SHARES                                                                                             (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                        $    8.65    $   10.02
Net investment income                                                                                            0.27         0.48
Net realized and unrealized gain/(loss) on investments                                                           1.08        (1.37)
Net increase/(decrease) in net assets resulting from investment operations                                       1.35        (0.89)
Dividends from net investment income                                                                            (0.27)       (0.48)
Net asset value, end of period                                                                              $    9.73    $    8.65
Total return++                                                                                                  15.71%       (9.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $       1,614    $     400
Ratio of operating expenses to average net assets                                                                0.34%+       0.21%+
Ratio of net investment income to average net assets                                                             5.68%+       5.48%+
Portfolio turnover rate                                                                                             5%          14%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements               0.99%+       1.12%+
Net investment income per share before fee waivers and/or expense reimbursements                        $        0.24    $    0.41

  * The Nations South Carolina Municipal Bond Fund Trust A Shares commenced operations on December 27, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                            SIX MONTHS
                                                                                               ENDED              YEAR
                                                                                             05/31/95             ENDED
TRUST A SHARES                                                                              (UNAUDITED)         11/30/94
Operating performance:
Net asset value, beginning of period                                                         $    9.30          $   10.18
Net investment income                                                                             0.23               0.45
Net realized and unrealized gain/(loss) on investments                                            0.72              (0.87)
Net increase/(decrease) in net assets resulting from investment operations                        0.95              (0.42)
Distributions:
Dividends from net investment income                                                             (0.23)             (0.45)
Distributions in excess of net investment income                                                    --              (0.00)#
Distributions from net realized capital gains                                                       --              (0.01)
Total distributions                                                                              (0.23)             (0.46)
Net asset value, end of period                                                               $   10.02          $    9.30
Total return++                                                                                   10.34%             (4.24)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $       5,815      $       4,116
Ratio of operating expenses to average net assets                                                 0.56%+             0.52%
Ratio of operating expenses including interest expense                                              --               0.53%
Ratio of net investment income to average net assets                                              4.80%+             4.56%
Portfolio turnover rate                                                                             17%                41%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                  0.87%+             0.89%
Net investment income per share before fee waivers and/or expense reimbursements         $        0.22      $        0.41


                                                                                              PERIOD
                                                                                               ENDED
TRUST A SHARES                                                                               11/30/93*
Operating performance:
Net asset value, beginning of period                                                         $   10.06
Net investment income                                                                             0.29
Net realized and unrealized gain/(loss) on investments                                            0.12
Net increase/(decrease) in net assets resulting from investment operations                        0.41
Distributions:
Dividends from net investment income                                                             (0.29)
Distributions in excess of net investment income                                                    --
Distributions from net realized capital gains                                                       --
Total distributions                                                                              (0.29)
Net asset value, end of period                                                               $   10.18
Total return++                                                                                    4.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $       2,123
Ratio of operating expenses to average net assets                                                 0.27%+
Ratio of operating expenses including interest expense                                              --
Ratio of net investment income to average net assets                                              4.31%+
Portfolio turnover rate                                                                             16%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                  0.94%+
Net investment income per share before fee waivers and/or expense reimbursements         $        0.24

  * The Nations Tennessee Intermediate Municipal Bond Fund Trust A Shares commenced operations on April 13, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                                         SIX MONTHS    PERIOD
                                                                                                            ENDED       ENDED
                                                                                                          05/31/95    11/30/94*
TRUST A SHARES                                                                                           (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                      $    8.58   $    9.59
Net investment income                                                                                          0.26        0.39
Net realized and unrealized gain/(loss) on investments                                                         1.05       (1.01)
Net increase/(decrease) in net assets resulting from investment operations                                     1.31       (0.62)
Dividends from net investment income                                                                          (0.26)      (0.39)
Net asset value, end of period                                                                            $    9.63   $    8.58
Total return++                                                                                                15.47%      (6.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                      $     270   $     311
Ratio of operating expenses to average net assets                                                              0.34%+      0.21%+
Ratio of net investment income to average net assets                                                           5.72%+      5.56%+
Portfolio turnover rate                                                                                          30%         38%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements             1.10%+      1.20%+
Net investment income per share before fee waivers and/or expense reimbursements                          $    0.23   $    0.32

  * The Nations Tennessee Municipal Bond Fund Trust A Shares commenced operations on March 2, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                        SIX MONTHS
                                                                                           ENDED          YEAR        PERIOD
                                                                                         05/31/95         ENDED        ENDED
TRUST A SHARES                                                                          (UNAUDITED)     11/30/94     11/30/93*
Operating performance:
Net asset value, beginning of period                                                     $    9.53      $   10.35    $   10.00
Net investment income                                                                         0.23           0.44         0.41
Net realized and unrealized gain/(loss) on investments                                        0.65          (0.79)        0.35
Net increase/(decrease) in net assets resulting from investment operations                    0.88          (0.35)        0.76
Distributions:
Dividends from net investment income                                                         (0.23)         (0.44)       (0.41)
Distributions in excess of net investment income                                                --          (0.00)#         --
Distributions from net realized capital gains                                                   --          (0.03)          --
Total distributions                                                                          (0.23)         (0.47)       (0.41)
Net asset value, end of period                                                           $   10.18      $    9.53    $   10.35
Total return++                                                                                9.35%         (3.48)%       7.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                     $  22,956  $      24,066     $  31,875
Ratio of operating expenses to average net assets                                             0.56%+         0.55%        0.44%+
Ratio of net investment income to average net assets                                          4.72%+         4.40%        4.43%+
Portfolio turnover rate                                                                         38%            61%          63%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                              0.80%+         0.78%        0.82%+
Net investment income per share before fee waivers and/or expense reimbursements         $    0.22  $        0.42     $   0.38

  * The Nations Texas Intermediate Municipal Bond Fund Trust A Shares commenced operations on January 12, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                                           SIX MONTHS
                                                                                                              ENDED       PERIOD
                                                                                                            05/31/95       ENDED
TRUST A SHARES                                                                                             (UNAUDITED)   11/30/94*
Operating performance:
Net asset value, beginning of period                                                                        $    8.39    $   10.01
Net investment income                                                                                            0.26         0.42
Net realized and unrealized gain/(loss) on investments                                                           1.05        (1.62)
Net increase/(decrease) in net assets resulting from investment operations                                       1.31        (1.20)
Dividends from net investment income                                                                            (0.26)       (0.42)
Net asset value, end of period                                                                              $    9.44    $    8.39
Total return++                                                                                                  15.76%      (12.21)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $   3,271    $   2,285
Ratio of operating expenses to average net assets                                                                0.34%+       0.22%+
Ratio of net investment income to average net assets                                                             5.73%+       5.52%+
Portfolio turnover rate                                                                                            35%         107%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements               0.99%+       1.06%+
Net investment income per share before fee waivers and/or expense reimbursements                            $    0.23    $    0.35

  * The Nations Texas Municipal Bond Fund Trust A Shares commenced operations on February 3, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                  SIX MONTHS
                                     ENDED            YEAR             YEAR             YEAR             YEAR
                                   05/31/95           ENDED            ENDED            ENDED            ENDED
TRUST A SHARES                    (UNAUDITED)       11/30/94         11/30/93         11/30/92         11/30/91
Operating performance:
Net asset value, beginning of
  period                         $    9.94         $   10.99         $   10.59      $   10.34        $   10.14
Net investment income                 0.25              0.50              0.48           0.54             0.58
Net realized and unrealized
  gain/(loss) on investments          0.73             (0.96)             0.42           0.29             0.21
Net increase/(decrease) in net
  assets resulting from
  investment operations               0.98             (0.46)             0.90           0.83             0.79
Distributions:
Dividends from net investment
  income                             (0.25)            (0.50)            (0.48)         (0.54)           (0.58)
Distributions from net
  realized capital gains                --             (0.09)            (0.02)         (0.04)           (0.01)
Distributions in excess of net
  realized capital gains                --             (0.00)#              --             --               --
Total distributions                  (0.25)            (0.59)            (0.50)         (0.58)           (0.59)
Net asset value, end of period   $   10.67         $    9.94         $   10.99      $   10.59        $   10.34
Total return++                       10.03%            (4.35)%            9.08%          8.28%+++         8.04%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)                         $ 162,341         $ 167,405         $ 193,084      $ 157,773        $ 119,757
Ratio of operating expenses to
  average net assets                  0.62%+            0.61%             0.57%         0.56%             0.45%
Ratio of net investment income
  to average net assets               4.94%+            4.76%             4.80%         5.17%             5.67%
Portfolio turnover rate                 10%               14%               26%           13%               24%
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                      0.82%+            0.73%             0.69%         0.68%             0.73%
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                 $    0.24         $    0.49         $    0.47      $    0.53        $    0.55


                                      YEAR             PERIOD
                                     ENDED             ENDED
TRUST A SHARES                      11/30/90         11/30/89*
Operating performance:
Net asset value, beginning of
  period                         $   10.08         $   10.00
Net investment income                 0.61              0.12
Net realized and unrealized
  gain/(loss) on investments          0.11              0.03
Net increase/(decrease) in net
  assets resulting from
  investment operations               0.72              0.15
Distributions:
Dividends from net investment
  income                             (0.66)            (0.07)
Distributions from net
  realized capital gains                --                --
Distributions in excess of net
  realized capital gains                --                --
Total distributions                  (0.66)            (0.07)
Net asset value, end of period   $   10.14         $   10.08
Total return++                        7.41%+++          1.46%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)                         $  75,962         $  46,560
Ratio of operating expenses to
  average net assets                  0.26%             0.16%+
Ratio of net investment income
  to average net assets               6.09%             6.09%+
Portfolio turnover rate                 19%               12%
Ratio of operating expenses to
  average net assets before
  fee waivers and/or expense
  reimbursements                      0.80%             0.81%+
Net investment income per
  share before fee waivers
  and/or expense
  reimbursements                 $    0.55         $    0.08

  * The Nations Virginia Intermediate Municipal Bond Fund Trust A Shares commenced operations on September 20, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR A TRUST A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                                           SIX MONTHS
                                                                                                              ENDED      PERIOD
                                                                                                            05/31/95      ENDED
TRUST A SHARES                                                                                             (UNAUDITED)  11/30/94*
Operating performance:
Net asset value, beginning of period                                                                        $    8.29   $   10.00
Net investment income                                                                                            0.26        0.45
Net realized and unrealized gain/(loss) on investments                                                           1.07       (1.71)
Net increase/(decrease) in net assets resulting from investment operations                                       1.33       (1.26)
Dividends from net investment income                                                                            (0.26)      (0.45)
Net asset value, end of period                                                                              $    9.36   $    8.29
Total return++                                                                                                  16.17%     (12.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $       2,364   $     432
Ratio of operating expenses to average net assets                                                                0.34%+      0.21%+
Ratio of net investment income to average net assets                                                             5.71%+      5.52%+
Portfolio turnover rate                                                                                             0%         61%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements               0.98%+      0.99%+
Net investment income per share before fee waivers and/or expense reimbursements                        $        0.24   $    0.38

  * The Nations Virginia Municipal Bond Fund Trust A Shares commenced operations on January 11, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

EQUITY FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.

NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which NationsBank believes have favorable prospects for increasing dividend income and/or capital appreciation.

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of NationsBank, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.

NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.

NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by NationsBank to have the potential for significant increases in earnings per share.

NATIONS EQUITY INDEX FUND: The investment objective of the Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.
three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS MORTGAGE-BACKED SECURITIES FUND: The Nations Mortgage-Backed Securities Fund's investment objective is to seek as high a level of total investment return as is consistent with prudent investment risk, by investing primarily in mortgage-backed securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: The investment objective of Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities").

The Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.

During normal market conditions, at least 80% of the total assets of Nations Municipal Income Fund and Nations Intermediate Municipal Bond Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. The average dollar weighted effective maturity of the Nations Municipal Income Fund will be at least five years, except during temporary defensive periods. During normal market conditions, the average dollar weighted effective maturity of Nations Short-Term Municipal Income Fund will be three years or less. The average dollar weighted effective maturity of Nations Intermediate Municipal Bond Fund will be between three to ten years, except during temporary defensive periods.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.

The Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal. The Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. The Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. The Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal. The Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. The Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. The Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal. The Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.

Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued

MONEY MARKET FUNDS:

NATIONS PRIME FUND: The Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: The Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
NATIONS GOVERNMENT MONEY MARKET FUND: The Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: The Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities, the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions are Made; Tax Information."

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch"), or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."

EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by NationsBank. NationsBank closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by NationsBank to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. NationsBank also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on NationsBank's judgment of their total return potential. NationsBank buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by NationsBank in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. NationsBank believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. NationsBank will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, NationsBank believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, NationsBank believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.

To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by NationsBank. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by NationsBank. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when NationsBank believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that NationsBank and the Fund's sub-investment adviser believe have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. NationsBank and the Fund's sub-investment adviser seek to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. NationsBank and the Fund's sub-investment adviser believe that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by NationsBank and/or the Fund's sub-investment adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, NationsBank and/or the Fund's sub-investment adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See

"Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;

(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;

(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;

(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and

(Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, NationsBank seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by NationsBank. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and NationsBank will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, NationsBank will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that NationsBank, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for purchase by the Fund, NationsBank utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. NationsBank believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. NationsBank also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by NationsBank). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, NationsBank will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.

NationsBank generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, NationsBank judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. NationsBank may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, NationsBank will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If NationsBank believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.

The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 28, 1995, approximately 70% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 47% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 28, 1995, the five largest companies in the Index were: General Electric (2.6%), Exxon Corporation (2.2%), American Telephone & Telegraph (2.2%), Coca-Cola (2.0%) and Royal Dutch/Shell (1.7%). The largest industry categories were telephone companies (8.2%), pharmaceuticals (5.8%), financial institutions (5.4%), retail (5.1%) and producer goods (5.0%).

GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, NationsBank will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, NationsBank will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, NationsBank believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above average earnings growth and return on equity offer the best growth prospects among common stocks.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet NationsBank's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.

The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obliga-tions. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in NationsBank's opinion, existing circumstances warrant.

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs," real estate investment trust securities or mortgage-backed bonds; other Asset-Backed Securities rated by one of the six NRSROs, or, if not so rated, determined by NationsBank to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.")

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, prevailing market or economic circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by NationsBank to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by NationsBank to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS MORTGAGE-BACKED SECURITIES FUND: In pursuing its investment objective, the Nations Mortgage-Backed Securities Fund may invest in a broad range of debt obligations such as: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; GNMA, FHLMC and FNMA mortgage pass-through securities and collateralized mortgage obligations, other mortgage-backed securities, and other asset backed securities; and corporate debt. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Share price fluctuation is expected to be greater than in funds holding shorter-term securities.

The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in Mortgage-Backed Securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will, at the time of purchase, be within the three highest quality ratings of at least one of the six NRSROs or, if unrated, determined by NationsBank to be comparable in quality. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

NationsBank will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in repurchase agreements, commercial paper, bankers' acceptances, certificates of deposit, time deposits, when-issued and delayed delivery securities and firm commitment agreements. Except as otherwise indicated in this Prospectus, these investments may be in such proportions as, in NationsBank's opinion, existing circumstances warrant. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with NationsBank's and/or the Fund's sub-investment adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by NationsBank and/or the Fund's sub-investment adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated A or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by NationsBank and/or the Fund's sub-investment adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S & P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. NationsBank and/or the Fund's sub-investment adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. NationsBank and the Fund's sub-investment adviser expect that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Under normal market conditions, the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following: D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. NationsBank will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.

Up to 35% of the assets of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by NationsBank to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."

During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of NationsBank, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations; repurchase agreements; and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities ("Municipal Securities"). Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida, Georgia and North Carolina do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends and Distributions are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.

Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by NationsBank to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. NationsBank will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.

During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of NationsBank, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations State Intermediate Municipal Bond Funds and Nations State Municipal Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Mortgage-Backed Securities Fund may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to par-ticipate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund and 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although NationsBank and Nations Gartmore Investment Management ("Nations Gartmore"), the sub-investment adviser for the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund, will seek to achieve the investment objective of each Fund, there is no assurance that they will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

Also, as a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.

   How Performance Is Shown

MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.
NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may advertise the tax-equivalent yield of a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.
Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NATIONSBANK, NATIONS GARTMORE INVESTMENT MANAGEMENT OR THE FUNDS.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*
One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

[CAPTION]

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*
One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*
   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND EX-U.K.               through
  COMPOSITE*                             March 31, 1995**
One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%


Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL EQUITY                 through
  FUND                                    March 31, 1995
One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

[CAPTION]

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

The "tax-equivalent yield" of the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust A Shares, the Money Market Funds offer Trust B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Trust A Shares, the Non-Money Market Funds offer Trust B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAI contains the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. Although Nations Portfolios, as a new registrant, does not have an operating history, NationsBank has significant experience managing mutual funds.

Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management. Although Nations Gartmore is newly formed with no experience managing mutual funds, many of its professionals have, in their capacity as employees of the Gartmore Group, managed mutual funds.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, NationsBank (and/or Nations Gartmore) formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds and the Nations Tax Exempt Fund, NationsBank (and/or Nations Gartmore) is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank (and/or Nations Gartmore) or which have sold shares in such Funds, if NationsBank (and/or Nations Gartmore) believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; 0.50% of the average daily net assets of each of the Nations Equity Index Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced

Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.

For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NationsBank sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's daily net assets; 0.70% of Pacific Growth Fund's daily net assets and 0.54% of Nations Global Government Income Fund's daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.

From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund -- 0.16%; Nations Tax Exempt Fund -- 0.09%; Nations Value Fund -- 0.74%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; Nations Mortgage-Backed Securities Fund -- 0.50%; Nations Municipal Income Fund -- 0.32%; Nations Short-Term Municipal Income Fund -- 0.10%; Nations Intermediate Municipal Bond Fund -- 0%; Nations Florida Intermediate Municipal Bond Fund -- 0.30%; Nations Florida Municipal Bond Fund -- 0%; Nations Georgia Intermediate Municipal Bond Fund -- 0.30%; Nations Georgia Municipal Bond Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.30%; Nations Maryland Municipal Bond
Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.24%; Nations North Carolina Municipal Bond Fund -- 0%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.30%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.15%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.28%; Nations Texas Municipal Bond Fund -- 0%; Nations Virginia Intermediate Municipal Bond Fund -- 0.38%; and Nations Virginia Municipal Bond Fund -- 0%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income
Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser for Nations International Equity Fund 0.38% of the Fund's average daily net assets.

Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.

Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global

Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.

Andrew Fleming is the principal portfolio manager of the Nations Emerging Markets Fund. Mr. Fleming is Chief Investment Officer for Nations Gartmore and head of the emerging markets team. Mr. Fleming joined Gartmore in 1984 as an analyst and fund manager on the European desk. In 1986, he joined the Far East team and, in 1993, became head of the Far East desk. Mr. Fleming was then promoted to head of overseas equities. He graduated from the University of York, England.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and a M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.

Steve Smith, a Senior Vice President at NationsBank, has been portfolio manager for the Disciplined Equity Fund since April 1995. Mr. Smith has approximately twenty years of investment management experience, the last twelve years with NationsBank and its affiliates. Mr. Smith is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. Mr. Smith earned a B.S. in engineering and an M.B.A. from the University of Alabama.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Kathy E. Bowman joined NationsBank in March 1995 as a Vice President and Fixed Income Portfolio Manager. She has been the principal portfolio manager for Nations Mortgage-Backed Securities Fund and Nations Government Securities Fund since April, 1995. Ms. Bowman is a member of the Fixed Income Team and has over fourteen years of investment experience. Prior to joining NationsBank, she was a Director of Fixed Income Securities at Providian Capital Management and managed public bond portfolios for insurance products. Ms. Bowman received a BBA from Memphis State University, and holds the Chartered Financial Analyst designation.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Short-Term Income Fund since 1993. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.

Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Diversified Income Fund since 1992, and has been the principal portfolio manager for Nations Strategic Fixed Income Fund since 1993. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.

John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Michele M. Poirier is responsible for the management of Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier, a Vice President and Fixed Income Portfolio Manager, is responsible for over $1 billion in tax-free assets. She joined NationsBank in 1990 and is the principal portfolio manager for 9 municipal bond mutual funds and 6 municipal bond common trust funds. Ms. Poirer has over 20 years of investment experience from positions previously held in management, sales and trading at Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company, respectively. She earned a B.B.A. in marketing from Georgia State University.

Mathew M. Kiselak, a Vice President and Fixed Income Portfolio Manager responsible for over $600 million in assets, is responsible for the management of Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund and Nations Short-Term Municipal Income Fund. Mr. Kiselak joined NationsBank in 1992 and has over seven years of investment experience. Prior to joining NationsBank, Mr. Kiselak was a tax-exempt portfolio manager and bank credit analyst for Reich & Tang Inc. He received his B.A. in economics from Pace University.

John C. Kohl, a Senior Vice President and Fixed Income Portfolio Manager, has been the principal portfolio manager of Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Virginia Municipal Bond Fund and Nations Intermediate Municipal Bond Fund since August 1994. Mr. Kohl, who has over 15 years of investment experience, joined NationsBank in 1994 and currently is responsible for managing over $1 billion in tax-free assets. Prior to joining NationsBank, Mr. Kohl was chief investment officer for a life insurance company, fixed-income group manager for the personal trust group of a large midwestern bank, and an asset-liability management consultant. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University in Montreal and has continued his studies at The American
University and the J. L. Kellogg Graduate School of Management.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond
Fund -- 0.09%; Nations Short-Term Municipal Income Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund and Nations Texas Municipal Bond Fund -- 0.06%; Nations Florida Municipal Bond Fund -- 0.07%; and Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations South Carolina Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.05%.

For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of the following Funds: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

TSSG serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Morgan Guaranty, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Trust Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Trust A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Mortgage-Backed Securities Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations
Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Trust A Shares are sold primarily to bank trust departments and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.

Trust Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Trust A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Trust A Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Trust Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Trust A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. Trust Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases of Trust A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

   How To Redeem Shares

Customers may redeem all or part of their Trust A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Cus-tomer accounts for these or other services provided in connection with the redemption of Trust Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

With respect to the Money Market Funds, redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund) for execution on that Business Day.

With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.

Nations Fund may redeem a shareholder's Trust Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS

MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration. Trust A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Trust A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Trust A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each fiscal quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.

Trust A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Trust A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Trust A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Trust A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust A Shares in a Fund.

TAX INFORMATION

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders may be entitled to the dividends received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

NATIONS TAX EXEMPT FUND, NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

As regulated investment companies, each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income taxes. The policy of the Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. The Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

If any of these Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida, Georgia and North Carolina impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See Nations Fund Trust's SAI for further details about state tax treatment relevant to shareholders of these Funds.

In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by NationsBank and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emer-gency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank and/or Nations Gartmore at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when NationsBank and the Fund's sub-adviser believe that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. NationsBank and the Fund's sub-adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If NationsBank or Nations Gartmore incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank or Nations Gartmore, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank and/or Nations Gartmore expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

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LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Fund's Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, NationsBank will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. NationsBank will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by NationsBank to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by

66

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a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa", and S&P rates such bonds "AA".

The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the State include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period, the State's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the State is gradually becoming more diversified

                                                                         67

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as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds
"Aaa" and S&P rates such bonds "AA+."

The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA".

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

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SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                                                                         69

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     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered suffi-

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     cient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                               NATIONS FUND TRUST

                      NATIONS GOVERNMENT MONEY MARKET FUND

   SUPPLEMENT DATED JANUARY 30, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              The Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS GOVERNMENT MONEY MARKET FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW
TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

Prospectus

                                      TRUST B SHARES
                                  SEPTEMBER 30, 1995

                                        Money Market
                                               Funds

                                     (NATIONS FUND LOGO
                                       Appears Here)


INVESTMENT ADVISER: NationsBank, N.A. (Carolinas)
DISTRIBUTOR: Stephens Inc.

Prospectus

                                      TRUST B SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the four investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds"), of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Trust B Shares.

EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET
VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE MONEY
MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE
THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN
A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Trust B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc. is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                       Money Market Fund
                                                    Nations Tax Exempt
                                                       Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    or write:
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                     (Nations Fund Logo appears
                                                     here)

                            Table  Of  Contents

    About The Funds
                            Expenses Summary                                   3

                            Financial Highlights                               4

                            Objectives                                         6

                            How Objectives Are Pursued                         6

                            How Performance Is Shown                           8

                            How the Funds Are Managed                          9

                            Organization and History                          11

     About Your Investment

                            How to Buy Shares                                 12

                            Shareholder Servicing Plan                        12

                            How to Redeem Shares                              13

                            How the Funds Value Their Shares                  14

                            How Dividends and Distributions Are Made; Tax Information 14

                            Appendix A -- Portfolio Securities                15

                            Appendix B -- Description of Ratings              20



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Trust B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

TRUST B SHARES

                                                                                                           Nations
                                                                  Nations Prime    Nations Treasury   Government Money   Nations Tax
                                                                      Fund               Fund            Market Fund     Exempt Fund

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                       None               None               None            None
Deferred Sales Load                                                   None               None               None            None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                       .14%               .17%               .16%            .17%
Shareholder Servicing Fees                                             .25%               .25%               .25%            .25%
Other Expenses                                                         .16%               .13%               .14%            .13%
Total Operating Expenses1                                              .55%               .55%               .55%            .55%


1 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Trust B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                                   Nations Treasury    Nations Government   Nations Tax Exempt
                                             Nations Prime Fund          Fund          Money Market Fund          Fund


1 Year                                             $       6            $       6        $       6            $       6
3 Years                                            $      18            $      18        $      18            $      18


The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Trust B Shares will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that these fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

Absent fee waivers and reimbursements, "Management Fees" and "Total Operating Expenses" for Trust B Shares of the indicated Fund would have been as follows:
Nations Prime Fund -- .20% and .61%, respectively; Nations Treasury Fund -- .20% and .58%, respectively; Nations Government Money Market Fund -- .40% and .79%, respectively; and Nations Tax Exempt Fund -- .40% and .78%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A TRUST B SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS PRIME FUND


                                                                                       PERIOD
                                                                                       ENDED
                                                                                       5/31/95*


TRUST B SHARES
Operating performance:
Net asset value, beginning of period                                                    $    1.00

Net investment income                                                                      0.0474

Dividends from net investment income                                                      (0.0474)

Net asset value, end of period                                                          $    1.00

Total return++                                                                               4.84%

Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                        $126,120

Ratio of operating expenses to average net assets                                            0.55%+

Ratio of net investment income to average net assets                                         4.98%+

Ratio of operating expenses to average net assets without waivers and reimbursements         0.63%+

Net investment income per share without waivers and reimbursements                       $ 0.0466


  * The Nations Prime Fund Trust B Shares commenced operations on June 16, 1994. + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR A TRUST B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND

                                                                                                                    PERIOD
                                                                                                                     ENDED
                                                                                                                    05/31/95*


TRUST B SHARES

Operating performance:
Net asset value, beginning of period                                                                                $    1.00

Net investment income                                                                                                  0.0449

Dividends from net investment income                                                                                  (0.0449)

Distributions from net realized capital gains                                                                         (0.0000)**

Net asset value, end of period                                                                                      $    1.00

Total return++                                                                                                           4.56%

Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                                   $  56,815

Ratio of operating expenses to average net assets                                                                        0.55%+

Ratio of net investment income to average net assets                                                                     4.74%+

Ratio of operating expenses to average net assets without waivers and reimbursements                                     0.60%+

Net investment income per share without waivers and reimbursements                                                  $  0.0444


 * The Nations Treasury Fund Trust B Shares commenced operations on June 16,
   1994.
** Amount represents less than $0.0001.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

NATIONS GOVERNMENT MONEY MARKET FUND


                                                                                                     SIX MONTHS
                                                                                                        ENDED       PERIOD
                                                                                                      05/31/95      ENDED
                                                                                                     (UNAUDITED)    11/30/94*
TRUST B SHARES
Operating performance:
Net asset value, beginning of period                                                                  $    1.00     $    1.00
Net investment income                                                                                    0.0267        0.0200
Distributions:
Dividends from net investment income                                                                    (0.0267)      (0.0200)
Dividends from net realized gains                                                                            --       (0.0000)#
Total distributions                                                                                     (0.0267)      (0.0200)
Net asset value, end of period                                                                        $    1.00     $    1.00
Total return++                                                                                             2.69%         2.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $  75,218     $  72,747
Ratio of operating expenses to average net assets                                                          0.55%+        0.55%+
Ratio of net investment income to average net assets                                                       5.36%+        3.54%+
Ratio of operating expenses to average net assets before fee waivers                                       0.81%+        0.84%+
Net investment income per share before fee waivers                                                    $  0.0254     $  0.0186



 * The Nations Government Money Market Fund Trust B Shares commenced operations on June 16, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated.
 # Value represents less than $(0.0001) per share.

FOR A TRUST B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TAX EXEMPT FUND

                                                                                                     SIX MONTHS
                                                                                                        ENDED       PERIOD
                                                                                                      05/31/95      ENDED
                                                                                                    (UNAUDITED)     11/30/94*

TRUST B SHARES
Operating performance:
Net asset value, beginning of period                                                                  $    1.00     $    1.00
Net investment income                                                                                    0.0167        0.0116
Dividends from net investment income                                                                    (0.0167)      (0.0116)
Net asset value, end of period                                                                        $    1.00     $    1.00
Total return++                                                                                             1.68%         1.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $  21,407     $  18,207
Ratio of operating expenses to average net assets                                                          0.55%+        0.52%+
Ratio of net investment income to average net assets                                                       3.39%+        2.34%+
Ratio of operating expenses to average net assets before fee waivers                                       0.80%+        0.84%+
Net investment income per share before fee waivers                                                    $  0.0155     $  0.0102


 * The Nations Tax Exempt Fund Shares commenced operations on June 16, 1994. + Annualized.
++ Total return represents aggregate total return for the period indicated.

   Objectives

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

   How Objectives Are Pursued

NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participation in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, The Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."

RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

The investment objective and policies of the Funds, unless otherwise specified, may be changed without a vote of shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown

From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Trust B Shares, the Funds offer Trust A, Investor A, Investor B, Investor C and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Trustees and Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, NationsBank formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, NationsBank is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or which have sold shares in such Fund, if NationsBank believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.

From time to time, NationsBank may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the rate of 0.16% and 0.09% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid investment advisory fees at the rate of 0.13% and 0.16% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund, respectively.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.

TSSG serves as the Transfer Agent for each Fund's Trust Shares. NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the assets of each Fund. The Custodian, which also serves as the sub-transfer agent for each Fund's Trust Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, the Transfer Agent is entitled to receive an annual fee from TSSG of $251,000.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Trust B Shares also bear certain shareholder servicing costs. Any general expenses of Nations Fund Trust and/or Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors determines is fair and equitable.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Trust B Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust SAI for examples of when the 1940 Act requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Trust B Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore may be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations

Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Trust B Shares are sold primarily to bank trust departments and other financial institutions (including NationsBank and its affiliated and correspondent banks) ("Institutions") that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund and that are acting on behalf of their customers ("Customers") having a qualified trust account at or relationship with the Institution.

Trust B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge their Customers' accounts for services provided in connection with the purchase of shares. Purchases may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

The Institutions have entered into Servicing Agreements whereby they will provide various shareholder services for their Customers that own Trust B Shares. From time to time, Nations Fund may voluntarily reduce the maximum fees payable for shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Trust B Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Trust B Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Trust B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.

   Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the "Servicing Plan") pursuant to which Trust B Shares are sold through Institutions which enter into Servicing Agreements with Nations Fund. The Servicing Agreements require Institutions to provide shareholder services to their Customers who from time to time beneficially own Trust B Shares in return for payment by the Fund at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Trust B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Holders of Trust B Shares will bear all fees paid to Institutions under the Servicing Plan. The Servicing Plan does not cover, and the fees thereunder are not payable, to Institutions with respect to Trust A Shares.

Such shareholder services supplement the services provided by Stephens, TSSG and the Transfer Agent to shareholders of record. The shareholder services provided by Institutions may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions in Trust B Shares; providing sub-accounting with respect to Trust B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Trust B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreement between Institutions and Nations Fund. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Institutions may charge fees to their Customers who are the owners of Trust B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Servicing Agreement with Nations Fund. The Servicing Agreements require an Institution to disclose to its Customers any compensation payable to the Institution by Nations Fund and any other compensation payable by Customers in connection with the investment of their assets in Trust B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.

Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Fund in connection with the investment of fiduciary assets in Trust B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Trust B Shares.

   How To Redeem Shares

Customers may redeem all or part of their Trust B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Trust Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving a redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund), for execution on that Business Day.

Nations Fund may redeem a shareholder's Trust Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Trust Shares in a Fund to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends and Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration. Trust B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Trust B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his or her Trust B Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

TAX INFORMATION: Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

If the Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage backed securities include mortgage pass through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the SAIs.

Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, a Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when NationsBank believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lesser percentages as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: With respect to the Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments include, among other instruments, U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the cur-rencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are Duff 1 and Duff
2. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

                               NATIONS FUND TRUST

                      NATIONS GOVERNMENT MONEY MARKET FUND

   SUPPLEMENT DATED JANUARY 30, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              The Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS GOVERNMENT MONEY MARKET FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW
TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

                                                 Prospectus

                                                 MONEY MARKET FUNDS
                                                 Nations Prime Fund
                                                 Nations Treasury Fund
                                                 Nations Government Money Market
                                                  Fund
                                                 Nations Tax Exempt Fund

                                                 INVESTOR A SHARES
                                                 SEPTEMBER 30, 1995

INVESTMENT ADVISER: NationsBank, N.A. (Carolinas)
DISTRIBUTOR: Stephens Inc.                             (NATIONS FUND LOGO
                                                            GOES HERE)
 MMPA

Prospectus

                                  INVESTOR A SHARES
                                 SEPTEMBER 30, 1995

This Prospectus describes the four investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Money Market
Fund -- Investor A Shares.

EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET
ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE
MONEY MARKET FUNDS ARE NEITHER INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE
NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund Trust and
Nations Fund, Inc. is contained in separate
Statements of Additional Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK")
OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT
INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.
NATIONSBANK IS THE INVESTMENT ADVISER AND,
TOGETHER WITH ITS AFFILIATES, PROVIDES CERTAIN
OTHER SERVICES TO NATIONS FUND, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                      Money Market Fund
                                                    Nations Tax Exempt Fund



                                                     For purchase, redemption
                                                     and
                                                     performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255
                                                       (NATIONS FUND LOGO
                                                         GOES HERE)

                             Table  Of  Contents

About The Funds
                             Expenses Summary                                  3

                             Financial Highlights                              4

                             Objectives                                        6

                             How Objectives are Pursued                        7

                             How Performance is Shown                         10

                             How the Funds are Managed                        10

                             Organization and History                         13

     About Your Investment
                             How to Buy Shares                                15

                             Shareholder Servicing and Distribution Plans     16

                             How to Redeem Shares                             18

                             How to Exchange Shares                           19

                             How the Funds Value Their Shares                 21

                             How Dividends and Distributions are Made; Tax
                             Information                                      21

                             Appendix A -- Portfolio Securities               23

                             Appendix B -- Description of Ratings             30


                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS
                             AND, IF GIVEN OR MADE, SUCH INFORMATION OR
                             REPRESENTATIONS MUST NOT BE RELIED UPON AS
                             HAVING BEEN AUTHORIZED BY NATIONS FUND OR
                             ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT
                             CONSTITUTE AN OFFERING BY NATIONS FUND OR
                             BY THE DISTRIBUTOR IN ANY JURISDICTION IN
                             WHICH SUCH OFFERING MAY NOT LAWFULLY BE
                             MADE.

About The Funds

Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


                                                                                                      Nations          Nations Tax
                                                             Nations Prime    Nations Treasury   Government Money      Exempt Fund
                                                                 Fund               Fund            Market Fund
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                     None               None               None              None
Deferred Sales Charge                                               None               None               None              None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                                    .14%               .17%               .16%            .17%
Rule 12b-1 Fees                                                     .10%               .10%               .10%            .10%
Shareholder Servicing Fees1                                         .25%               .25%               .25%            .15%
Other Expenses                                                      .16%               .13%               .14%            .13%
Total Operating Expenses1                                           .65%               .65%               .65%            .55%




1 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.




                                                    Nations Prime   Nations Treasury    Nations Government     Nations Tax Exempt
                                                        Fund            Fund            Money Market Fund             Fund
1 Year                                                  $  7            $ 7                $  7                         $ 6
3 Year                                                  $ 21            $ 21               $ 21                         $18
5 Year                                                  $ 36            $ 36               $ 36                         $31
10 Years                                                $ 81            $ 81               $ 81                         $69




The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. Certain figures in the above table are based on amounts incurred during each Fund's most recent fiscal year and have been restated as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."

Absent fee waivers and reimbursements, "Management Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would be as follows: Nations Prime Fund -- .20%, .25% and .81%, respectively; Nations Treasury Fund -- .20%, .25% and .70%, respectively; Nations Government Money Market Fund -- .40%, .25% and .89%, respectively; and Nations Tax Exempt Fund -- .40%, .25% and .90%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS PRIME FUND


                                              YEAR             YEAR             YEAR             YEAR            PERIOD
                                              ENDED            ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                           05/31/95          5/31/94          5/31/93          5/31/92         5/31/91*
Operating performance:
Net asset value, beginning of period       $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Net investment income                         0.0475           0.0283           0.0293          0.0470           0.0617
Dividends from net investment income         (0.0475)         (0.0283)         (0.0293)        (0.0470)         (0.0617)
Net asset value, end of period             $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Total return++                                  4.85%            2.86%            2.97%           4.81%+++         7.31%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)          $ 698,358        $ 511,833        $ 306,376       $ 281,101        $ 144,202
Ratio of operating expenses to average
  net assets                                    0.75%            0.65%            0.65%           0.65%            0.65%+
Ratio of net investment income to
  average net assets                            4.78%            2.85%            2.90%           4.67%            6.69%+
Ratio of operating expenses to average
  net assets without waivers and
  reimbursements                                0.83%            0.72%            0.71%           0.77%            0.79%+
Net investment income per share without
  waivers and reimbursements               $  0.0467        $  0.0276        $  0.0287       $  0.0458        $  0.0603

  * The Nations Prime Fund Investor A Shares commenced operations on July 16, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS TREASURY FUND


                                              YEAR              YEAR             YEAR              YEAR             PERIOD
                                              ENDED            ENDED             ENDED            ENDED             ENDED
INVESTOR A SHARES                           05/31/95          5/31/94           5/31/93          5/31/92           5/31/91*

Operating performance:
Net asset value, beginning of period       $    1.00         $    1.00        $    1.00       $    1.00         $    1.00
Net investment income                         0.0457            0.0262           0.0272          0.0448            0.0592
Dividends from net investment income         (0.0457)          (0.0262)         (0.0272)        (0.0448)          (0.0592)
Distributions from net realized capital
  gains                                      (0.0000)**             --               --              --                --
Net asset value, end of period           $      1.00      $       1.00      $      1.00      $     1.00        $     1.00
Total return++                                  4.65    %         2.67    %        2.77    %       4.57+++           6.98%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)        $   107,475      $     74,195      $   105,828      $   90,917        $   37,265
Ratio of operating expenses to average
  net assets                                    0.67    %         0.65    %        0.65    %       0.64      %       0.61%+
Ratio of net investment income to
  average net assets                            4.62    %         2.62    %        2.67    %       4.47      %       6.53%+
Ratio of operating expenses to average
  net assets without waivers and
  reimbursements                                0.72    %         0.71    %        0.71    %       0.76      %       0.83      %+
Net investment income per share without
  waivers and reimbursements             $    0.0452      $     0.0257      $    0.0266      $   0.0435        $   0.0570

  * The Nations Treasury Fund Investor A Shares commenced operations on July 16, 1990.
 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

NATIONS GOVERNMENT MONEY MARKET FUND


                                        SIX MONTHS
                                           ENDED            YEAR             YEAR             YEAR            PERIOD
                                         05/31/95           ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                       (UNAUDITED)       11/30/94         11/30/93         11/30/92         11/30/91*
Net asset value, beginning of period    $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Net investment income                      0.0261           0.0340           0.0256          0.0358           0.0571
Distributions:
Dividends from net investment income      (0.0261)         (0.0340)         (0.0256)        (0.0358)         (0.0571)
Dividends from net realized gains              --          (0.0000)#             --              --               --
Total distributions                       (0.0261)         (0.0340)         (0.0256)        (0.0358)         (0.0571)
Net asset value, end of period          $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Total return++                               2.64%            3.45%            2.60%           3.63%+++         5.86%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)       $  13,063        $  20,173        $  10,499       $  13,851        $   8,949
Ratio of operating expenses to
  average net assets                         0.65%+           0.65%            0.61%           0.42%            0.43%+
Ratio of net investment income to
  average net assets                         5.26%+           3.44%            2.60%           3.55%            5.49%+
Ratio of operating expenses to
  average net assets before fee
  waivers                                    0.91%+           0.94%            0.87%           0.58%            0.62%+
Net investment income per share
  before fee waivers                    $  0.0248        $  0.0311        $  0.0231       $  0.0341        $  0.0551

  * The Nations Government Money Market Fund Investor A Shares commenced operations on February 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated. +++ Unaudited.
 # Value represents less than $(0.0001) per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS TAX EXEMPT FUND

                                        SIX MONTHS
                                           ENDED            YEAR             YEAR             YEAR            PERIOD
                                         05/31/95           ENDED            ENDED            ENDED            ENDED
INVESTOR A SHARES                       (UNAUDITED)       11/30/94         11/30/93         11/30/92         11/30/91*


Net asset value, beginning of period    $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Net investment income                      0.0167           0.0231           0.0198          0.0266           0.0422
Dividends from net investment income      (0.0167)         (0.0231)         (0.0198)        (0.0266)         (0.0422)
Net asset value, end of period          $    1.00        $    1.00        $    1.00       $    1.00        $    1.00
Total return++                               1.68%            2.36%            2.00%           2.68%+++         4.30%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)       $ 106,838        $ 151,714        $ 119,552       $  80,158        $   1,690
Ratio of operating expenses to
  average net assets                         0.55%+           0.52%            0.48%           0.55%            0.42%+
Ratio of net investment income to
  average net assets                         3.39%+           2.34%            1.98%           2.50%            4.23%+
Ratio of operating expenses to
  average net assets before fee
  waivers                                    0.80%+           0.84%            0.84%           0.72%            0.60%+
Net investment income per share
  before fee waivers                    $  0.0155        $  0.0199        $  0.0162       $  0.0248        $  0.0404

  * The Nations Tax Exempt Fund Investor A Shares commenced operations on April 5, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated. +++ Unaudited.

   Objectives

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

   How Objectives Are Pursued

NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appen-dix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."

RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.

In order for the Funds to value their investments on the basis of amortized cost (see "How the Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown

From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in the Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling agents and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Investor A Shares, the Funds offer Trust A, Trust B, Investor B, Investor C and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, NationsBank formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, NationsBank is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or which have sold shares in such Fund, if NationsBank believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.

From time to time, NationsBank may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the rate of 0.19% and 0.09% of the average daily net assets of the Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.13% and 0.16% of the average daily net assets of the Nations Prime Fund and Nations Treasury Fund, respectively.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any such services, it is expected that the the Board of Trustees of Nations Fund

Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for each Fund's Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; directors' or trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Investor A Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for exam-ples of instances where the 1940 Act requires voting by fund.

As of August, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC. Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NationsBanc Advisors, Inc. (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NationsBanc Advisors, Inc. to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor A Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens under which they will provide various sales support services to their customers ("Customers") who own Investor A Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agree-ments ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor A Shares. Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the fees payable for shareholder services and sales support services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Selling Agent transmitting the order, and any funds received will be returned promptly to the sending Selling Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

The Selling Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

TELEPHONIC TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution
   Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Shareholder Servicing and Distribution Plan (the "Investor A Plan") with respect to Investor A Shares of the Funds. Pursuant to the Investor A Plan, the Funds may pay Stephens (or any other person) for distribution-related expenses and Selling Agents for sales support expenses incurred in connection with Investor A Shares. Payments under the Investor A Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees or Directors provided that the annual rate may not exceed 0.10% of the average daily net asset value of Investor A Shares of the Funds. Payments to Stephens under the Investor A Plan may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including expenses of organizing and conducting sales seminars, printing prospectuses, statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and the costs of administering the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers. The Funds may not pay for shareholder servicing activities under the Investor A Plan.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more information on the Investor A Plan.

In addition, the Trustees and Directors have approved a shareholder servicing plan (the "Servicing Plan") with respect to Investor A Shares of the Funds. Pursuant to the Servicing Plan, the Funds may pay Servicing Agents that have entered into a Servicing Agreement with Nations Fund for certain shareholder support services that are provided by the Servicing Agents. Payments under the Funds' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of each Fund's Investor A Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange, and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing information periodically to Customers, including information showing their position in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor A Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of a Fund's Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.

Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), will be processed on the next Business Day.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Free checkwriting is available with respect to Investor A Shares of the Funds. With this service, a shareholder may write checks in the amount of $250 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Selling Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in the Funds by writing a check.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

SHARES PURCHASED DIRECTLY THROUGH A SELLING AGENT, STEPHENS OR THE TRANSFER
AGENT: The exchange feature enables a shareholder of Investor A Shares of a Money Market Fund to acquire Investor A Shares of another Money Market Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. Except as described below, Investor A Shares of a Money Market Fund may not be exchanged for any class of any non-money market fund of Nations Fund.

An investor who owns his or her shares through a Nations Fund IRA that initially invests in Investor A Shares of a Money Market Fund may exchange those shares for Investor A or Investor N Shares of a non-money market fund offered by Nations Fund. In the event of such an exchange into Investor A Shares of a non-money market fund, the shareholder would be subject to the sales charge that otherwise would be applicable to the purchase of such Investor A Shares. Additionally, Investor A or Investor N Shares of a non-money market fund acquired through such an exchange will, upon redemption, be subject to the contingent deferred sales charge ("CDSC") schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of purchase of the Investor A or Investor N Shares.

SHARES ACQUIRED THROUGH THE NATIONS FUND AUTOMATIC EXCHANGE FEATURE: An investor who is participating in the Nations Fund Automatic Exchange Feature ("AEF") may acquire Investor A or Investor C Shares of a non-money market fund offered by Nations Fund (other than Investor C Shares of Nations Short-Term Income Fund and Nations Short Term Municipal Income Fund). In the event of such an exchange into Investor A Shares of a non-money market fund, the shareholder would be subject to the sales charge that otherwise would be applicable to the purchase of such Investor A Shares. In addition, Investor A or Investor C Shares of a non-money market fund acquired through such exchange will, upon redemption, be subject to the CDSC schedule applicable to the acquired shares. For purposes of determining the applicable rate of the CDSC, the date of the exchange will be deemed to be the date of the purchase of the Investor A or Investor C Shares. The AEF requires a minimum exchange amount of $25 on a bi-monthly, monthly or quarterly basis. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The AEF may be established by directing a request to the Transfer Agent by Telephone or in writing. For more information concerning the AEF, contact your Selling Agent.

SHARES ACQUIRED THROUGH AN EXCHANGE OF INVESTOR A SHARES OF A NON-MONEY MARKET
FUND: The exchange feature enables a shareholder who acquires Investor A Shares of a Money Market Fund through an exchange of Investor A Shares of a non-money market fund to re-exchange such shares for shares of the same class of any other fund of Nations Fund.

GENERAL: An exchange of Investor A Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received. The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

Investor A Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor A Shares were purchased or in some cases Stephens or the Transfer Agent. Your exchange feature may be governed by your account agreement with your Selling Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

The assets of each Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are
   Made; Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of the Funds are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration. Investor A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money

Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long- term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

If the Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate share-holders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local taxes.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. Reverse repurchase agreements may be considered to be borrowings. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transac-tion is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are Duff 1 and Duff
2. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     D&P uses the short-term ratings described above for commercial paper.

     Fitch uses the short-term ratings described above for commercial paper.

     BankWatch ratings are based upon a qualitative and quantitative analysis of all seg-
     ments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

     BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

                               NATIONS FUND TRUST

                      NATIONS GOVERNMENT MONEY MARKET FUND

   SUPPLEMENT DATED JANUARY 30, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              The Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS GOVERNMENT MONEY MARKET FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW
TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

Prospectus

                                   INVESTOR B SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the four investment portfolios (each a "Fund" and collectively, the "Money Market Funds"), listed in the column to the right, of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Money Market
Fund -- Investor B Shares.

EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET
VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE FUNDS
ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc. is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                       Money Market Fund
                                                    Nations Tax Exempt
                                                       Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-626-2275
                                                    or write:
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    (Nations Fund Logo appears
                                                     here)
MMPB

                            Table  Of  Contents

                                                                 About The Funds

                            Expenses Summary                                   3

                            Financial Highlights                               4

                            Objectives                                         5

                            How Objectives are Pursued                         6

                            How Performance is Shown                           8

                            How the Funds are Managed                          8

                            Organization and History                          10

                                                           About Your Investment

                            How to Buy Shares                                 11

                            Shareholder Servicing and Distribution Plans      12

                            How to Redeem Shares                              13

                            How to Exchange Shares                            14

                            How the Funds Value Their Shares                  14

                            How Dividends and Distributions are Made; Tax Information 15

                            Appendix A -- Portfolio Securities                16

                            Appendix B -- Description of Ratings              21


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

SHAREHOLDER TRANSACTION EXPENSES

                                                                                                      Nations          Nations
                                                             Nations Prime    Nations Treasury   Government Money     Tax Exempt
                                                                 Fund               Fund            Market Fund          Fund

Sales Load Imposed on Purchases                             None                None               None               None
Deferred Sales Charge                                       None                None               None               None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)

Management Fees1                                           .14%                .17%               .16%                .17%
Rule 12b-1 Fees1                                           .00%                .00%               .00%                .00%
Shareholder Servicing Fees1                                .25%                .25%               .25%                .20%
Other Expenses                                             .16%                .13%               .14%                .13%
Total Operating Expenses1                                  .55%                .55%               .55%                .50%

* The Funds and Stephens have voluntarily agreed to limit the total charges against each Fund's net assets for sales distribution activities and/or servicing of shareholder accounts to no more than .25% of each Fund's average net assets per annum. This limitation will not be terminated without prior notice to shareholders.

1 After any waivers and reimbursements.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                         Nations
                                                                   Nations            Nations          Government         Nations
                                                                    Prime            Treasury             Money          Tax Exempt
                                                                    Fund               Fund            Market Fund          Fund
 1 Year                                                        $ 6                $ 6                $ 6                 $ 5
 3 Years                                                       $18                $18                $18                 $16
 5 Years                                                       $31                $31                $31                 $28
10 Years                                                       $69                $69                $69                 $63

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that these fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed."

Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor B
Shares of the indicated Fund would be as follows: Nations Prime Fund -- .20%, .10%, .25% and .71%, respectively; Nations Treasury Fund -- .20%, .10%, .25% and .68%, respectively; Nations Government Money Market Fund -- .40%, .10%, .25% and .89%, respectively; and Nations Tax Exempt Fund -- .40%, .10%, .25% and .88%,
respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent accountant.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                                                                 YEAR      PERIOD
                                                                                                 ENDED      ENDED
INVESTOR B SHARES                                                                              05/31/95   05/31/94*

Operating performance:
Net asset value, beginning of period                                                          $    1.00  $   1.00
Net investment income                                                                            0.0493    0.0015
Dividends from net investment income                                                            (0.0493)  (0.0015)
Net asset value, end of period                                                                $    1.00  $   1.00
Total return++                                                                                     5.03%     0.15%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                             $ 216,973  $      2
Ratio of operating expenses to average net assets                                                  0.56%     0.55%+
Ratio of net investment income to average net assets                                               4.97%     2.95%+
Ratio of operating expenses to average net assets without waivers and reimbursements               0.64%     0.62%+
Net investment income per share without waivers and reimbursements                            $  0.0485  $ 0.0015

 * The Nations Prime Fund Investor B Shares commenced operations on May 11,
   1994.
 + Annualized.
++ Total return represents aggregrate total return for the period indicated and does not reflect the deduction of any applicable sales charge.

NATIONS TREASURY FUND

                                                                                                 YEAR      PERIOD
                                                                                                 ENDED      ENDED
INVESTOR B SHARES                                                                              05/31/95   05/31/94*
Operating performance:
Net asset value, beginning of period                                                         $   1.00    $   1.00
Net investment income                                                                          0.0468      0.0015
Dividends from net investment income                                                          (0.0468)    (0.0015)
Distributions from net realized capital gains                                                 (0.0000)**        -
Net asset value, end of period                                                               $   1.00    $   1.00
Total return++                                                                                   4.76%       0.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                            $ 52,564    $      2
Ratio of operating expenses to average net assets                                                0.56%       0.55%+
Ratio of net investment income to average net assets                                             4.73%       2.72%+
Ratio of operating expenses to average net assets without waivers and reimbursements             0.61%       0.61%+
Net investment income per share without waivers and reimbursements                           $ 0.0463    $ 0.0014

 * The Nations Treasury Fund Investor B Shares commenced operations on May 16, 1994.
** Amount represents less than $0.0001.
 + Annualized.
++ Total return represents aggregrate total return for the period indicated and does not reflect the deduction of any applicable sales charge.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                                                                                       SIX MONTHS       PERIOD
                                                                                                          ENDED         ENDED
                                                                                                        05/31/95       11/30/94*
INVESTOR B SHARES                                                                                      (UNAUDITED)
Net asset value, beginning of period                                                                  $    1.00       $   1.00
Net investment income                                                                                    0.0267         0.0222
Distributions:
Dividends from net investment income                                                                    (0.0267)       (0.0222)
Dividends from net realized gains                                                                            --        (0.0000)#
Total distributions                                                                                     (0.0267)       (0.0222)
Net asset value, end of period                                                                        $    1.00       $   1.00
Total return++                                                                                             2.69%          2.24%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $  28,565       $ 11,955
Ratio of operating expenses to average net assets                                                          0.55%+         0.55%+
Ratio of net investment income to average net assets                                                       5.36%+         3.54%+
Ratio of operating expenses to average net assets before fee waivers                                       0.81%+         0.84%+
Net investment income per share before fee waivers                                                    $  0.0254       $ 0.0206

 * The Nations Money Market Fund Investor B Shares commenced operations on May 17, 1994.
 + Annualized.
++ Total return represents aggregrate total return for the period indicated.
 # Value represents less than $(0.0001) per share.

NATIONS TAX EXEMPT FUND

                                                                                                       SIX MONTHS       PERIOD
                                                                                                          ENDED         ENDED
                                                                                                        05/31/95       11/30/94*
INVESTOR B SHARES                                                                                      (UNAUDITED)
Net asset value, beginning of period                                                                  $    1.00       $   1.00
Net investment income                                                                                    0.0171         0.0141
Dividends from net investment income                                                                    (0.0171)       (0.0141)
Net asset value, end of period                                                                        $    1.00       $   1.00
Total return++                                                                                             1.72%          1.43%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                                     $  76,691       $      3
Ratio of operating expenses to average net assets                                                          0.50%+         0.47%+
Ratio of net investment income to average net assets                                                       3.44%+         2.39%+
Ratio of operating expenses to average net assets before fee waivers                                       0.75%+         0.79%+
Net investment income per share before fee waivers                                                    $  0.0159       $ 0.0118

 * The Nations Tax Exempt Fund Investor B Shares commenced operations on May 17, 1994.
 + Annualized.
++ Total return represents aggregrate total return for the period indicated.

   Objectives

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

   How Objectives Are Pursued

NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the

Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."

RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.

In order for the Funds to value their investments on the basis of amortized cost (see "How the Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

   How Performance Is Shown

From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in the Nations Tax Exempt Fund.

Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.

In addition to Investor B Shares, the Funds offer Trust A, Trust B, Investor A, Investor C and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.

Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, NationsBank formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, NationsBank is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or which have sold shares in such Fund, if NationsBank believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.

From time to time, NationsBank may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank fees at the rate of 0.16% and 0.09% of the average daily net assets of the Nations Government Money Market Fund and the Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.13% and 0.16% of the average daily net assets of the Nations Prime Fund and Nations Treasury Fund, respectively.

Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.

It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor B Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and

(iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for each Fund's Investor B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor B Shares, are deducted from accrued income before dividends are declared. The respective Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor B Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Investor B Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-626-2275.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of instances where the 1940 Act requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, the following persons owned of record 25% or more of the Investor B Shares of the indicated Funds and therefore could be considered controlling persons of such Funds for purposes of the 1940 Act: Nations Government Money Market Fund, Barbara Fasken; Nations Tax Exempt Fund, Jacob George Harris and Sondra G. Harris. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor B Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-626-2275.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. In addition, as of August 31, 1995, Barbara Fasken owned of record 25% or more of the Nations Government Money Market Fund and therefore could be considered a controlling person of such class for purposes of The 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares

Stephens has established various procedures for pur-chasing Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $25,000; the minimum subsequent investment is $1,000, except for investments pursuant to the Systematic Investment Plan described below and reinvested dividends. Investor B Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens under which they will provide sales support assistance to their Customers who own Investor B Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") will provide various shareholder services for their Customers who own Investor B Shares ("Servicing Agents"). Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens, and Nations Fund may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing and Distribution Plans."

Nations Fund reserves the right to reject any purchase order. The issuance of Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Selling Agent transmitting the order, and any funds received will be returned promptly to the sending Selling Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor B Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

The Selling Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor B Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $500. For more information concerning the SIP, contact your Selling Agent.

TELEPHONIC TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Investor B Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor B Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor B Shares; providing sub-accounting with respect to Investor B Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor B Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Directors and Trustees also have approved a Distribution Plan with respect to Investor B Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for expenses incurred in connection with sales support services. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors or Board of Trustees provided that the annual rate may not exceed 0.10% of the average daily net asset value of a Fund's Investor B Shares. Payments to Stephens pursuant to the Distri-bution Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor B Shares, (ii) for promotional activities intended to result in the sale of Investor B Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Shareholder Servicing Agreement with Nations Fund. The Sales Support Agreements and Shareholder Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.

Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund), will be processed on the next Business Day.

Nations Fund may redeem a shareholder's Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

Free checkwriting is available with respect to Investor B Shares of the Funds. With this service, a shareholder may write checks in the amount of $500 or more. To obtain checks, a shareholder must complete the signature section included within the Account Application Form. To establish this checkwriting service after opening an account in one of the Funds, the shareholder must contact his/her Selling Agent by telephone or mail to obtain an Application Form. A shareholder will receive the dividends and distributions declared on the shares to be redeemed up to the day that a check is presented to the Custodian for payment. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor B Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $500 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor B Shares of a Money Market Fund to acquire Investor B Shares of another Money Market Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Investor B Shares for Investor B Shares of another Money Market Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.

The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.

Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Selling Agent through which the original shares were purchased. Investors should consult their Selling Agent or Stephens for further information regarding exchanges.

Investor B Shares may be exchanged by directing a request directly to the Selling Agent through which the original Investor B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Selling Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Selling Agent.

   How The Funds Value Their Shares

The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.

The assets of each Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration Investor B Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor B Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor B Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of retail transfer agency fees allocated to Investor B Shares.

TAXES: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.

Dividends received from Nations Treasury Fund and Nations Government Money Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

If Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local taxes.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All other Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements may be considered to be borrowings. When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.

The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Funds sells their shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a pre-determined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another invest-ment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.

The following summarizes the highest two ratings used by D&P for bonds:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.

The following summarizes the highest two ratings used by Fitch for bonds:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong pro-tection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The two highest rating categories of D&P for short-term debt are Duff 1 and Duff
2. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

The following summarizes the two highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

                               NATIONS FUND TRUST

                      NATIONS GOVERNMENT MONEY MARKET FUND

   SUPPLEMENT DATED JANUARY 30, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              The Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS GOVERNMENT MONEY MARKET FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW
TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

Prospectus

                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the four investment portfolios listed in the column to the right (each a "Fund" and collectively the "Money Market Funds") of the Nations Fund
Family ("Nations Fund" or "Nations Fund Family"). This
ProNations Government spectus describes one class of shares of each Money Market Fund -- Investor C Shares.

EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF
$1.00 PER SHARE. INVESTMENTS IN THE MONEY MARKET FUNDS ARE
NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE
NET ASSET VALUE OF $1.00 PER SHARE.
This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor C Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc. is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                       Money Market Fund
                                                    Nations Tax
                                                       Exempt Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS FUND [logo]

                            Table  Of  Contents
About The
Funds

                            Expenses Summary                                   3
                            Financial Highlights                               4

                            Objectives                                         6

                            How Objectives are Pursued                         6

                            How Performance is Shown                           8

                            How the Funds are Managed                          8

                            Organization and History                          10

About Your
Investment

                            How to Buy Shares                                 11

                            Shareholder Servicing Plan                        12

                            How to Redeem Shares                              13

                            How to Exchange Shares                            13

                            How the Funds Value their Shares                  14

                            How Dividends and Distributions are Made; Tax
                            Information                                       14

                            Appendix A -- Portfolio Securities                16

                            Appendix B -- Description of Ratings              21

                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds
   Expenses Summary
Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.
INVESTOR C SHARES

                                                                                               Nations
                                                                                             Government            Nations Tax
                                                  Nations              Nations                  Money               Exempt
SHAREHOLDER TRANSACTION EXPENSES                Prime Fund          Treasury Fund            Market Fund             Fund
Sales Load Imposed on Purchases                    None                 None                    None                 None
Deferred Sales Charge                              None                 None                    None                 None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees1                                    .14%                 .17%                    .16%                 .17%
Rule 12b-1 Fees                                    None                 None                    None                 None
Shareholder Servicing Fees1                         .25%                 .25%                    .25%                 .15%
Other Expenses                                      .16%                 .13%                    .19%                 .14%
Total Operating Expenses1                           .55%                 .55%                    .60%                 .46%

1 After any waivers and reimbursements.
EXAMPLES:
You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                     Nations
                                            Nations                 Government          Nations Tax
                       Nations Prime         Treasury              Money Market           Exempt
                          Fund                Fund                     Fund                Fund
1 Year                   $ 6                     $ 6                   $ 6                   $ 5
3 Years                  $18                     $18                   $19                   $15
5 Years                  $31                     $31                   $33                   $26
10 Years                 $69                     $69                   $75                   $58

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. The "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed."
Absent fee waivers and reimbursements, "Management Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .25% and .61%, respectively; Nations Treasury Fund -- .20%, .25% and .58%, respectively; Nations Government Money Market Fund -- .40%, .25% and .84%, respectively; and Nations Tax Exempt Fund -- .40%, .25% and .79%, respectively.
THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.
                                                                               3

   Financial Highlights
The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.
FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS PRIME FUND

                                                                                              YEAR                  PERIOD
                                                                                              ENDED                  ENDED
INVESTOR C SHARES                                                                           05/31/95               05/31/94*
Operating performance:
Net asset value, beginning of period                                                        $    1.00              $    1.00
Net investment income                                                                          0.0493                 0.0155
Dividends from net investment income                                                          (0.0493)               (0.0155)
Net asset value, end of period                                                              $    1.00              $    1.00
Total return++                                                                                   5.03%                  1.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                        $  53,451              $   1,481
Ratio of operating expenses to average net assets                                                0.56%                  0.55%+
Ratio of net investment income to average net assets                                             4.97%                  2.95%+
Ratio of operating expenses to average net assets without waivers and reimbursements             0.64%                  0.62%+
Net investment income per share without waivers and reimbursements                          $  0.0485              $  0.0151

 * The Nations Prime Fund Investor C Shares commenced operations on November 26, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
NATIONS TREASURY FUND

                                                                                                YEAR                     PERIOD
                                                                                                ENDED                     ENDED
INVESTOR C SHARES                                                                             05/31/95                  05/31/94*
Operating performance:
Net asset value, beginning of period                                                          $    1.00                 $    1.00
Net investment income                                                                            0.0468                    0.0019
Dividends from net investment income                                                            (0.0468)                  (0.0019)
Distributions from net realized capital gains                                                   (0.0000)**                     --
Net asset value, end of period                                                                $    1.00                 $    1.00
Total return++                                                                                     4.76%                     0.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                          $   6,373                 $     191
Ratio of operating expenses to average net assets                                                  0.56%                     0.55%+
Ratio of net investment income to average net assets                                               4.73%                     2.72%+
Ratio of operating expenses to average net assets without waivers and reimbursements               0.61%                     0.61%+
Net investment income per share without waivers and reimbursements                            $  0.0463                 $  0.0019

 * The Nations Treasury Fund Investor C Shares commenced operations on May 11, 1994.
** Amount represents less than $0.0001.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
4

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS GOVERNMENT MONEY MARKET FUND

                                                                            SIX MONTHS ENDED
                                                                                05/31/95                      PERIOD
INVESTOR C SHARES                                                              (UNAUDITED)                ENDED 11/30/94*
Net asset value, beginning of period                                            $    1.00                    $    1.00
Net investment income                                                              0.0266                       0.0290
Distributions:
Dividends from net investment income                                              (0.0266)                     (0.0290)
Dividends from net realized gains                                                      --                      (0.0000)#
Total distributions                                                               (0.0266)                     (0.0290)
Net asset value, end of period                                                  $    1.00                    $    1.00
Total return++                                                                       2.68%                        2.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                               $   1,081                    $     476
Ratio of operating expenses to average net assets                                    0.55%+                       0.55%+
Ratio of net investment income to average net assets                                 5.36%+                       3.54%+
Ratio of operating expenses to average net assets before fee waivers                 0.81%+                       0.84%+
Net investment income per share before fee waivers                              $  0.0253                    $  0.0268

  * The Nations Government Money Market Fund Investor C Shares commenced operations on March 21, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated.
  # Value represents less than $(0.0001) per share.
NATIONS TAX EXEMPT FUND

                                                                                SIX MONTHS ENDED                PERIOD
                                                                                    05/31/95                     ENDED
INVESTOR C SHARES                                                                  (UNAUDITED)                 11/30/94*
Net asset value, beginning of period                                                $    1.00                  $    1.00
Net investment income                                                                  0.0173                     0.0203
Dividends from net investment income                                                  (0.0173)                   (0.0203)
Net asset value, end of period                                                      $    1.00                  $    1.00
Total return++                                                                           1.74%                      1.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  26,093                  $  25,704
Ratio of operating expenses to average net assets                                        0.45%+                     0.42%+
Ratio of net investment income to average net assets                                     3.49%+                     2.44%+
Ratio of operating expenses to average net assets before fee waivers                     0.70%+                     0.74%+
Net investment income per share before fee waivers                                  $  0.0160                  $  0.0177

  * The Nations Tax Exempt Fund Investor C Shares commenced operations on March 7, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated.
                                                                               5

   Objectives
Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities. Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No Fund should be considered, by itself, to provide a complete investment program for any investor.
NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.
NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.
   How Objectives Are Pursued
NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A." NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."
The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated
6

"Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."
The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."
The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."
RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investment in particular instruments, see "Appendix A -- Portfolio Securities."
INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's SAI.
Each Fund may not:
1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)
2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.
3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.
In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objective and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus or the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.
In order for the Funds to value their investments on the basis of amortized cost (see "How the Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"), some of which are described below. These include maturity, qual-
                                                                               7
ity and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks which, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are
(i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.
   How Performance Is Shown
From time to time the Funds may advertise the yield and effective yield on a class of shares and the Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.
Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.
In addition to Investor C Shares, the Funds offer Trust A, Trust B, Investor A, Investor B and Investor D Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your servicing agent.
   How The Funds Are Managed
The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.
Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.
8

NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.
NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.
Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, NationsBank formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, NationsBank is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or which have sold shares in such Fund, if NationsBank believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.
From time to time, NationsBank may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank advisory fees at the rate of 0.16% and 0.09% of the average daily net assets of the Nations Government Money Market Fund and Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.13% and 0.16% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund, respectively. Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services. OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.
The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the indicated rate of the following Funds' average daily net assets: Nations Prime Fund -- 0.09%; and Nations Treasury Fund -- 0.09%.
It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations
                                                                               9

Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the
Funds' average daily net assets.
Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to servicing agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing Plan." NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.
TSSG serves as transfer agent (the "Transfer Agent") for each Fund's Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.
Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.
EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares are deducted from accrued income before dividends are declared. The respective Fund's expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.
   Organization And History
The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.
NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. This Prospectus relates only to the Investor C Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.
Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.
Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the
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
SAI for examples of instances where the 1940 Act requires voting by fund.
As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.
Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.
NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of the Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.
Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class. Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares.
There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable. As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. In addition, as of August
31, 1995, Lois H. Bohler owned of record 25% or more of the Investor C Shares of the Nations Treasury Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law.
Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this
Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.
About Your Investment
   How To Buy Shares
Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Stephens ("Servicing Agents").
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Investors exchanging Investor N Shares of a non-money market fund of the Nations
Fund Family for Investor C Shares of the Money Market Funds and investors who have entered into managed account arrangements with a Servicing Agent are eligible to invest in Investor C Shares of the Funds. Under a managed account arrangement investors would be provided with some or all of the following types of services or features: automated investment of excess account cash balances; debit cards; checking privileges; direct deposit; automatic bill payment;
federal funds transfer; travelers checks; charge card protection; and periodic summary account statements.
Investor C Shares of the Money Market Funds are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").
Servicing Agents will perform various shareholder services for their customers ("Customers") who from time to time own of record or beneficially Investor C Shares. From time to time the Servicing Agents and the Funds may agree to voluntarily reduce the fees payable for shareholder services. See "Shareholder Servicing Plan."
Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued.
EFFECTIVE TIME OF PURCHASES: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund). Absent prior arrangement with Stephens or the Transfer Agent, purchase orders received after such time on any given day will not be accepted; notice thereof will be given to the Servicing Agent transmitting the order, and any funds received will be returned promptly to the sending Servicing Agent. Any late purchase orders that are not rejected pursuant to such a prior arrangement will be executed on the following Business Day. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Investor C Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.
The Servicing Agents are responsible for transmitting orders for purchases by their Customers and delivering required funds on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.
TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize requests in writing only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.
   Shareholder Servicing Plan
The Directors and Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to Investor C Shares of each Fund. Pursuant to the Servicing Plan, a Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Fund for certain shareholder support services that are provided by the Servicing Agents. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors or the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor C Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; pro-
cessing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor C Shares; providing sub-accounting with respect to Investor C Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor C Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.
Nations Fund understands that Servicing Agents may charge fees to their
Customers who are the owners of Investor C Shares for additional services provided in connection with their Customers' accounts. These fees would be in addition to any amounts which may be
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
received by Servicing Agents under a Servicing Agreement with Nations Fund. The Servicing Agreements require Servicing Agents to disclose to their Customers any compensation payable to the Servicing Agents by Nations Fund and any other compensation payable by Customers in connection with the investment of their assets in Investor C Shares. Customers should read this Prospectus in light of the terms governing their accounts with their Servicing Agents.
Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.
   How To Redeem Shares
Redemption orders should be transmitted by telephone or in writing through the same Servicing Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent. The Servicing Agents are responsible for transmitting redemption orders to Stephens or to the
Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.
Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to Servicing Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), will be processed on the next Business Day. Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Servicing Agent pursuant to arrangements between the Servicing Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.
Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.
   How To Exchange Shares
SHARES PURCHASED DIRECTLY THROUGH A SERVICING AGENT: Investor C Shares of a
Money Market Fund purchased directly through a Servicing Agent may not be exchanged for shares of another fund of Nations Fund.
SHARES ACQUIRED THROUGH AN EXCHANGE: The exchange feature enables a shareholder who acquires Investor C Shares of a Money Market Fund through an exchange of Investor N Shares of a non-money market fund or a permissible exchange of Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund to re-exchange such shares for Investor C Shares of another Money Market Fund, Investor N Shares of any non-money market fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund) or for Investor A Shares of Nations Short-Term Income
Fund or Nations Short-Term Municipal Income Fund. A re-exchange of Investor C Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.
If a shareholder acquires Investor C Shares of a Money Market Fund through an exchange, the acquired shares (and any other Investor A or Investor C Shares acquired through a re-exchange of such shares) will remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange will, in all events, be subject to the highest CDSC schedule applicable to
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any shares that were exchanged within the 30 days prior to the redemption.
The holding period (for the purpose of determining the applicable rate of the
CDSC) does not accrue as long as the investor holds Investor C Shares of a Money Market Fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.
The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.
The current prospectus for each fund of Nations Fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.
Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.
Investor C Shares may be exchanged by directing a request directly to the Servicing Agent through which the original Investor C Shares were acquired or in some cases to Stephens or the Transfer Agent. Your exchange feature may be governed by your account agreement with your Servicing Agent.
During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Servicing Agent through which the original shares were purchased. Investors should consult their Servicing Agent or Stephens for further information regarding exchanges.
   How The Funds Value Their Shares
The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.
The assets of each Money Market Fund are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.
   How Dividends And Distributions Are Made;
   Tax Information
DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m.,
Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration. Investor C Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor C Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Servicing Agent. Dividends are paid in
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
cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.
Each Fund's net investment income available for distribution to the holders of Investor C Shares will be reduced by the amount of shareholder servicing fees paid to Servicing Agents and by the amount of retail transfer agency fees payable to the Transfer Agent applicable to Investor C Shares.
TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.
Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an Individual Retirement Account are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.
Dividends received from Nations Treasury Fund and Nations Government Money
Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.
Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes. Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.
NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the related SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distribution may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. If the Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local taxes.
                                                                              15

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.
   Appendix A -- Portfolio Securities
The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.
ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.
Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI. Non-mortgage backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.
BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.
The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).
Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.
BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily
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
for temporary or emergency purposes, including the meeting of redemption requests that otherwise might requre the untimely disposition of securities. Reverse repurchase agreements may be considered to be borrowings. When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.
At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, a Fund may not establish a segregated account when NationsBank believes it is not in the best interests of the Fund to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.
The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.
COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.
Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.
The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.
FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to dif-
                                                                              17
ferent accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.
GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.
A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.
ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.
If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.
INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.
MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining
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
maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A. MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend. Municipal securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.
Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.
In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.
Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.
OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This tech-
                                                                              19

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nique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.
SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.
SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.
STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.
Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of
Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.
VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues
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
of securities on a "when-issued", "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.
   Appendix B -- Description of Ratings
The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:
     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.
To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.
The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:
     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.
The following summarizes the highest two ratings used by D&P for bonds:
     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.
     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.
To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.
The following summarizes the highest two ratings used by Fitch for bonds:
     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.
The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:
     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
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     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.
The following summarizes the two highest ratings used by S&P for short-term municipal notes:
     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.
     SP-2 -- Satisfactory capacity to pay principal and interest.
The two highest rating categories of D&P for short-term debt are Duff 1 and Duff
2. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
The following summarizes the two highest rating categories used by Fitch for short-term obligations:
     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
D&P uses the short-term ratings described above for commercial paper.
Fitch uses the short-term ratings described above for commercial paper.
BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.
BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:
AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.
AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.
     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
The following summarizes the two highest long-term ratings used by IBCA:
22

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.
     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
The following summarizes the two highest short-term debt ratings used by IBCA:
     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.
     A1 -- Obligations supported by the highest capacity for timely repayment.
                                                                              23

                               NATIONS FUND TRUST

                      NATIONS GOVERNMENT MONEY MARKET FUND

   SUPPLEMENT DATED JANUARY 30, 1996 TO PROSPECTUSES DATED SEPTEMBER 30, 1995


              The Prospectuses for the Trust A, Trust B, Investor A, Investor B, Investor C and Investor D Shares of NATIONS GOVERNMENT MONEY MARKET FUND are hereby supplemented as follows:

              1. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW TO BUY SHARES -- EFFECTIVE TIME OF PURCHASES":

                     A purchase order must be received by Stephens or by the Transfer Agent by 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund).

              2. By substituting the following for the first three sentences in the second paragraph in the section entitled "HOW
TO REDEEM SHARES":

                     Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within five Business Days after receiving the redemption order if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), will be processed on the next Business Day.

              3. By substituting the following for the second sentence in the first paragraph in the section entitled "HOW THE FUNDS VALUE THEIR SHARES":

                     Shares are valued as of 2:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on each Business Day.

              4. By substituting the following for the first sentence in the first paragraph in the section entitled "HOW DIVIDENDS AND DISTRIBUTIONS ARE MADE; TAX INFORMATION -- DIVIDENDS AND DISTRIBUTIONS":

                     Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (1:00 p.m. Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) on the day of declaration.

Prospectus

                                   INVESTOR D SHARES
                                  SEPTEMBER 30, 1995

This Prospectus describes the four investment portfolios (each a "Fund" and collectively, the "Money Market Funds"), listed in the column to the right, of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Money Market
Fund -- Investor D Shares.

EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET
VALUE OF $1.00 PER SHARE. INVESTMENTS IN THE FUNDS
ARE NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.

This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor D Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust and Nations Fund, Inc. is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.

SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. (CAROLINAS) ("NATIONSBANK") OR
ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED
BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT
INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR
ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE
FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE
LOSS OF PRINCIPAL.

NATIONSBANK IS THE INVESTMENT ADVISER AND, TOGETHER
WITH ITS AFFILIATES, PROVIDES CERTAIN OTHER SERVICES
TO NATIONS FUND, FOR WHICH THEY ARE COMPENSATED.
STEPHENS INC., WHICH IS NOT AFFILIATED WITH
NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND
SERVES AS THE DISTRIBUTOR FOR NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                    Nations Prime Fund
                                                    Nations Treasury Fund
                                                    Nations Government
                                                       Money Market Fund
                                                    Nations Tax Exempt
                                                       Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    or write:
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS FUNDS [logo]

MMPD

                            Table  Of  Contents
About The Funds

                            Expenses Summary                                   3

                            Financial Highlights                               4

                            Objectives                                         5

                            How Objectives are Pursued                         6

                            How Performance is Shown                           8

                            How the Funds are Managed                          8

                            Organization and History                          10

About Your Investment

                            How to Buy Shares                                 11

                            Shareholder Servicing and Distribution Plans      12

                            How to Redeem Shares                              13

                            How to Exchange Shares                            14

                            How the Funds Value Their Shares                  15

                            How Dividends and Distributions are Made; Tax
                            Information                                       15

                            Appendix A -- Portfolio Securities                16

                            Appendix B -- Description of Ratings              21


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds
   Expenses Summary
Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor D Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                                                                      Nations              Nations
                                                             Nations Prime    Nations Treasury   Government Money        Tax Exempt
SHAREHOLDER TRANSACTION EXPENSES                                 Fund               Fund            Market Fund             Fund
Sales Load Imposed on Purchases                                  None               None               None                 None
Deferred Sales Charge                                           .00%1              .00%1              .00%1                 .00%1

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees2                                                .14%               .17%               .16%                  .17%
Rule 12b-1 Fees                                                 .45%               .45%               .45%                  .45%
Shareholder Servicing Fees                                      .25%               .25%               .25%                  .25
Other Expenses                                                  .16%               .13%               .14%                  .13%
Total Fund Operating Expenses2                                 1.00%              1.00%              1.00%                 1.00%


1 Shares acquired through an exchange remain subject to the contingent deferred sales charge ("CDSC") schedule applicable to the shares exchanged. See "How to Buy Shares" and "How to Sell Shares -- Contingent Deferred Sales Charge" below.
2 After any waivers and reimbursements.
EXAMPLES:
You would pay the following expenses on a $1,000 investment in Investor D Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                         Nations
                                   Nations            Nations          Government            Nations
                                    Prime            Treasury             Money            Tax Exempt
                                    Fund               Fund            Market Fund            Fund
1 Year                               $10                $10                $10                $10
3 Years                              $32                $32                $32                $32

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in each Fund will bear either directly or indirectly. Because Investor D Shares were not offered during the Funds' most recent fiscal year, the "Other Expenses" figures contained in the above table are based on estimated amounts for the Funds' current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that these fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed."
                                                                               3

Absent fee waivers and reimbursements, "Management Fees" and "Total Fund Operating Expenses" for Investor D Shares of the indicated Fund would be as follows: Nations Prime Fund -- .20% and 1.06%, respectively; Nations Treasury Fund -- .20% and 1.03%, respectively; Nations Government Money Market
Fund -- .40% and 1.24%, respectively; and Nations Tax Exempt Fund -- .40% and 1.23%, respectively.
THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.
   Financial Highlights
The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.
FOR AN INVESTOR D SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS PRIME FUND

                                                                                                PERIOD
                                                                                                 ENDED
INVESTOR D SHARES                                                                              05/31/95*

Operating performance:
Net asset value, beginning of period                                                           $    1.00
Net investment income                                                                             0.0173
Dividends from net investment income                                                             (0.0173)
Net asset value, end of period                                                                 $    1.00
Total return++                                                                                      1.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                           $       2
Ratio of operating expenses to average net assets                                                   0.55%+
Ratio of net investment income to average net assets                                                4.98%+
Ratio of operating expenses to average net assets without waivers and reimbursements                0.63%+
Net investment income per share without waivers and reimbursements                             $  0.0165


 * The Nations Prime Fund Investor D Shares commenced operations on February 9, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
NATIONS TREASURY FUND

                                                                                                  PERIOD
                                                                                                  ENDED
INVESTOR D SHARES                                                                               05/31/95*
Operating performance:
Net asset value, beginning of period                                                            $    1.00
Net investment income                                                                              0.0167
Dividends from net investment income                                                              (0.0167)
Net asset value, end of period                                                                  $    1.00
Total return++                                                                                       1.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $       2
Ratio of operating expenses to average net assets                                                    0.55%+
Ratio of net investment income to average net assets                                                 4.74%+
Ratio of operating expenses to average net assets without waivers and reimbursements                 0.60%+
Net investment income per share without waivers and reimbursements                              $  0.0162


 * The Nations Treasury Fund Investor D Shares commenced operations on February 9, 1995.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
4

FOR AN INVESTOR D SHARE OUTSTANDING THROUGHOUT THE PERIOD
NATIONS GOVERNMENT MONEY MARKET FUND

                                                                                 05/31/95*
                                                                                  PERIOD
                                                                                  ENDED
                                                                                05/31/95*
INVESTOR D SHARES                                                              (UNAUDITED)
Net asset value, beginning of period                                            $    1.00
Net investment income                                                              0.0166
Distributions:
Dividends from net investment income                                              (0.0166)
Dividends from net realized gains                                                      --
Total distributions                                                               (0.0166)
Net asset value, end of period                                                  $    1.00
Total return++                                                                       1.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                               $       2
Ratio of operating expenses to average net assets                                    0.55%+
Ratio of net investment income to average net assets                                 5.36%+
Ratio of operating expenses to average net assets before fee waivers                 0.81%+
Net investment income per share before fee waivers                              $  0.0156


  * The Nations Government Money Market Fund Investor D Shares commenced operations on February 10, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated. NATIONS TAX EXEMPT FUND

                                                                                  PERIOD
                                                                                  ENDED
                                                                                 05/31/95*
INVESTOR D SHARES                                                               (UNAUDITED)
Net asset value, beginning of period                                             $    1.00
Net investment income                                                               0.0111
Dividends from net investment income                                               (0.0111)
Net asset value, end of period                                                   $    1.00
Total return++                                                                        1.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                             $       2
Ratio of operating expenses to average net assets                                     0.45%+
Ratio of net investment income to average net assets                                  3.49%+
Ratio of operating expenses to average net assets before fee waivers                  0.70%+
Net investment income per share before fee waivers                               $  0.0101

  * The Nations Tax Exempt Fund Investor D Shares commenced operations on February 10, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated.
   Objectives
Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities. Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No Fund should be considered, by itself, to provide a complete investment program for any investor.
NATIONS PRIME FUND: The Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
NATIONS TREASURY FUND: The Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
NATIONS GOVERNMENT MONEY MARKET FUND: The Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.
NATIONS TAX EXEMPT FUND: The Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.
                                                                               5

   How Objectives Are Pursued
NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations"), other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by the trust. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A." NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."
NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."
The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "Duff 1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P, or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by NationsBank pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."
The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."
The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of NationsBank, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the
6

Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."
RISK CONSIDERATIONS: Although NationsBank will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."
INVESTMENT LIMITATIONS: The Funds are subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the Funds' SAIs.
Each Fund may not:
1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in obligations of domestic banks.)
2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or are privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.
3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.
In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations. The investment objectives and policies of the Funds, unless otherwise specified, may be changed without shareholder approval. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in its best interests, it may consider terminating sales of its shares in the states involved.
In order for the Funds to value their investments on the basis of amortized cost (see "How the Funds Value Their Shares"), investments must be in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks and that, at the time of acquisition, are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except the Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.
                                                                               7

   How Performance Is Shown
From time to time, a Fund may advertise the "yield" and "effective yield" of a class of shares, and Nations Tax Exempt Fund may advertise the "tax equivalent yield" of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.
The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in the Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate. The tax-equivalent yield will always be higher than the "yield" of a class of shares in the Nations Tax Exempt Fund.
Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. Any fees charged by selling and/or servicing agents to their customers' accounts for automatic investment or other cash management services will not be included in calculations of yield.
In addition to Investor D Shares, the Funds offer Trust A, Trust B, Investor A, Investor B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of the Funds' shares. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.
   How The Funds Are Managed
The business and affairs of Nations Fund Trust and Nations Fund, Inc. are managed under the direction of its Board of Trustees and Board of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.
Nations Fund and NationsBank have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. INVESTMENT ADVISER: NationsBank, through its investment management division, serves as investment adviser to the Funds. NationsBank is an indirect wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.
NationsBank provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.
Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, NationsBank formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Nations Tax Exempt Fund, NationsBank is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with NationsBank or which have sold shares in such Fund, if NationsBank believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a
8
lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NationsBank is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; and 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund.
From time to time, NationsBank may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank fees at the rate of 0.16% and 0.09% of the average daily net assets of the Nations Government Money Market Fund and the Nations Tax Exempt Fund, respectively. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.13% and 0.16% of the average daily net assets of the Nations Prime Fund and Nations Treasury Fund, respectively.
Morrison & Foerster, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that NationsBank may perform the services contemplated by the Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent NationsBank from continuing to perform, in whole or in part, such services. If NationsBank were prohibited from performing any such services, it is expected that the Board of Trustees of Nations Fund Trust and the Board of Directors of Nations Fund, Inc. would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services. OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.
The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Government Money Market Fund and Nations Tax Exempt Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Prime Fund and Nations Treasury Fund.
It is anticipated that beginning in November of 1995, NationsBank will serve as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank will assist Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.
Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor D Shares of the Funds. See "Shareholder Servicing and Distribution Plans."
NationsBank of Texas, N.A., serves as each Fund's custodian (the "Custodian"). The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and
                                                                               9

(iii) $15.00 per purchase, sale and maturity transaction involving the Funds. TSSG serves as transfer agent (the "Transfer Agent") for each Fund's Investor D Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.
Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.
EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor D Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to NationsBank, Stephens and TSSG; interest; Directors' or Trustees' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor D Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and distribution costs. Any general expenses of Nations Fund Trust and/or of Nations Fund, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust and/or of Nations Fund, Inc. or in such other manner as the Board of Trustees or Board of Directors deems appropriate.
   Organization And History
The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.
NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer six separate classes of shares -- Investor A, Investor B, Investor C, Investor D, Trust A and Trust B Shares. This Prospectus relates only to the Investor D Shares of Nations Government Money Market Fund and Nations Tax Exempt Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.
Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.
Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of a fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the SAI for examples of instances where the 1940 Act requires voting by fund.
As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.
Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.
NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which consists of separate classes of shares. This Prospectus relates only to the Investor D Shares of Nations Prime Fund and Nations Treasury Fund of Nations Fund, Inc. To obtain addi-
10
tional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.
Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class. Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of Directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of Nations Fund, Inc.'s outstanding shares. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable. As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. In addition, as of August 31, 1995, William O. Kirker owned of record 25% or more of the Nations Prime Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings, except when required by the 1940 Act or Maryland law. Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.
About Your Investment
   How To Buy Shares
Investor D Shares of the Funds are offered only as an exchange option to existing shareholders of Investor C Shares of a non-money market fund of the Nations Fund Family (the "Non-Money Market Funds") pursuant to the exchange privilege described in the relevant, then current prospectus for Investor C Shares of the Non-Money Market Funds. Exchange orders for Investor D Shares of the Funds may be placed with banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements with Stephens ("Selling Agents") or a shareholder servicing agreement with Nations Fund ("Servicing Agents").
The Investor C Shares exchanged for Investor D Shares of a Fund must have a current value of at least $1,000. No sales load or exchange fee is imposed upon the purchase of Investor D Shares of a Fund through an exchange. Purchases may be effected only on days on which the Federal Reserve Bank of New York is open for business (a "Business Day").
The Selling Agents have entered into Sales Support Agreements with Stephens under which they will provide sales support assistance to their Customers who own Investor D Shares. In addition, the Servicing Agents have entered into shareholder servicing agreements ("Servicing Agreements") under which they will provide various shareholder services for their Customers who own Investor D Shares ("Servicing Agents"). Selling Agents and Servicing Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens, and Nations Fund may agree to voluntarily reduce the fees payable for shareholder services and sales support services. See "Shareholder Servicing and Distribution Plans."
Nations Fund reserves the right to reject any purchase order. The issuance of Investor D Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.
                                                                              11

EFFECTIVE TIME OF EXCHANGES: Exchanges will be effected only when federal funds are available for investment on the Business Day the exchange order is received by Stephens or by the Transfer Agent. An Exchange order must be received by Stephens or by the Transfer Agent by 4:00 p.m., Eastern time. Investor D Shares are purchased at the net asset value per share next determined after receipt of the exchange order by Stephens or by the Transfer Agent.
The Selling Agents are responsible for transmitting exchange orders by their Customers. Stephens is responsible for transmitting orders it receives to
Nations Fund.
TELEPHONIC TRANSACTIONS: An investor may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.
   Shareholder Servicing And Distribution Plans
SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits each Fund to compensate Servicing Agents for certain shareholder support services that are provided by the Servicing Agents to their Customers that own Investor D Shares. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Trustees or the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of a Fund's Investor D Shares. The shareholder services provided by Servicing Agents may include general shareholder liaison services; processing purchase, exchange and redemption requests from Customers and placing orders with Stephens or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing sales information periodically to Customers, including information showing their positions in Investor D Shares; providing sub-accounting with respect to
Investor D Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Investor D Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.
Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Funds' Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.
DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors also have approved a Distribution Plan with respect to Investor D Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of Investor D Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees or Board of Directors provided that the annual rate may not exceed 0.45% of the average daily net asset value of a Fund's Investor D Shares. Payments to Stephens pursuant to the Distribution Plan will be used primarily to compensate or reimburse Stephens for distribution services provided by Stephens and related expenses incurred by Stephens, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred by, such Selling Agents.
Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Funds' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.
Nations Fund understands that Selling Agents and/or Servicing Agents may charge fees to their Customers who are the owners of Investor D Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Shareholder Servicing Agreement with Nations Fund. The Sales Support Agreements and Shareholder Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agents by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connec-
12
tion with their accounts. Customers of Agents should read this Prospectus in light of the terms governing their accounts with their Agents.
   How To Redeem Shares
Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share, less any applicable CDSC, next determined after receipt of the order by Stephens or by the Transfer Agent. The Selling Agents are responsible for transmitting redemption orders to
Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund.
Redemption orders must be received on a Business Day before 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund), and payment will normally be wired the same day to Selling Agents. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of NationsBank, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders received by Stephens or by the Transfer Agent after 2:00 p.m., Eastern time (12:00 noon, Eastern time, with respect to Nations Tax Exempt Fund), will be processed on the next Business Day. Nations Fund may redeem a shareholder's Investor D Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a
Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.
Prior to effecting a redemption of Investor D Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.
CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor D Shares of a Fund will be subject to a CDSC of 1.00% if redeemed within one year of the initial purchase of the Investor C Shares exchanged for the Investor D Shares being redeemed. The CDSC is imposed on the lesser of the net asset value of the Investor D Shares redeemed or the initial purchase price of the Investor C Shares exchanged to acquire the Investor D Shares being redeemed. No CDSC is imposed on increases in net asset value above the initial purchase price of the exchanged Investor C Shares, including shares acquired by reinvestment of distributions.
Solely for purposes of determining the period of time that has elapsed from the initial purchase of any Investor C Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of initial purchase of Investor C Shares.
The CDSC will be waived on redemptions of Investor D Shares (i) following the death or disability (as defined in the Code) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations), (b) distributions from an IRA following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of
Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the
Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver
                                                                              13
of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.
AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a shareholder of a Fund if the value of the Investor Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more.
Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor D Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.
   How To Exchange Shares
The exchange feature enables a shareholder of Investor D Shares of a Money
Market Fund to re-exchange such shares for Investor C Shares of a Non-Money Market Fund or Investor D Shares of another Money Market Fund when that shareholder believes that a shift between funds is an appropriate investment decision. However, a shareholder may not exchange Investor D Shares of a Fund for Investor C Shares of Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund until one year has elapsed since the original purchase of the Investor C Shares exchanged to acquire the subject Investor D Shares. For purposes of determining whether one year has elapsed from the initial purchase of any Investor C Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. An exchange of Investor D Shares for shares of another fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.
No CDSC will be imposed in connection with an exchange of Investor D Shares that meets the requirements discussed in this section. If a shareholder acquires shares in exchange for Investor D Shares of a Fund, the acquired shares will remain subject to the CDSC applicable to the Investor C Shares exchanged to acquire the subject Investor D Shares. In addition, the remaining period of time (if any) that the CDSC will be in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.
The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.
The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.
Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.
Investor D Shares may be exchanged by directing a request directly to the Agent through which the original Investor D Shares were purchased or in some cases Stephens or the Transfer Agent. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Agent through which the original shares were purchased. Investors should consult their Agent or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Agent.
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   How The Funds Value Their Shares
The net asset value of a share of each class of shares in the Funds is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), on each Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day.
The assets of each Fund are valued based upon the amortized cost method.
Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.
   How Dividends And Distributions Are Made;
   Tax Information
DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of each Fund are declared daily to shareholders at 2:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund), on the day of declaration. Investor D Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Investor D Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Funds' Transfer Agent and will become effective with respect to dividends paid after its receipt. Your dividend election may be governed by your account agreement with your Selling Agent. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor D Shares in a
Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.
Each Fund's net investment income available for distribution to the holders of Investor D Shares will be reduced by the amount of sales support and shareholder servicing fees paid to Selling Agents and Servicing Agents, respectively. Each Fund's net investment income available for distribution to the holders of Investor D Shares will be reduced by the amount of retail transfer agency fees allocated to Investor D Shares.
TAXES: Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.
Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by the Nations Prime Fund, Nations Treasury Fund and Nations Government Money Market Fund will be taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) These distributions will not qualify for the dividends received deduction for corporate shareholders.
Dividends received from Nations Treasury Fund and Nations Government Money
Market Fund may qualify as tax-exempt dividends for state income tax purposes in some states. The Funds do not expect to realize any long-term capital gains, and therefore, do not expect to distribute any capital gains dividends.
Each year, shareholders will be notified as to the amount and Federal tax status of all dividends (and capital gains, if applicable) paid during the prior year. Such dividends (and capital gains) may be subject to state and local taxes. Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.
Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup
                                                                              15
withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.
NATIONS TAX EXEMPT FUND: As a regulated investment company, the Nations Tax Exempt Fund is permitted to pass through to its shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Fund intends to satisfy. The Fund does not intend to earn investment company taxable income or long-term capital gains; to the extent that it does earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by the Nations Tax Exempt Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.
If Nations Tax Exempt Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits. To the extent, if any, dividends paid to shareholders are derived from taxable income or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax and also may be subject to state and local taxes.
The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.
   Appendix A -- Portfolio Securities
The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.
ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities.
Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.
Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI. Non-mortgage backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as
16
the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.
BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by NationsBank to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.
The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All other Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).
Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.
BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.
Reverse repurchase agreements may be considered to be borrowings. When the Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.
At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash,
U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by NationsBank to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated
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account when NationsBank believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.
The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.
COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of NationsBank.
Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by NationsBank at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.
The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.
FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.
GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.
A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by NationsBank. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.
Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.
ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the Funds sells their shares. Repurchase agreements and
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
time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.
If otherwise consistent with its investment objective and policies, certain
Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or NationsBank, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.
INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.
A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. NationsBank expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.
MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.
MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.
Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. An issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend. Municipal securities also may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by
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the lender. Such loans made by a Fund may have a demand provision permitting the
Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, NationsBank will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.
Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.
In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.
Although each Fund does not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities that are payable solely from revenues of similar projects if such investment is deemed necessary or appropriate by NationsBank. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.
OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves. SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.
SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.
STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect cor-
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relation between the contracts and the securities or currencies being hedged;
and potential losses in excess of the amount invested in the futures contracts themselves.
Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of
Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.
VARIABLE AND FLOATING RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.
WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.
   Appendix B -- Description of Ratings
The following summarizes the highest two ratings used by S&P for corporate and municipal bonds:
     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.
To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.
The following summarizes the highest two ratings used by Moody's for corporate and municipal bonds:
     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the
                                                                              21
bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1.
The following summarizes the highest two ratings used by D&P for bonds:
     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk free U.S. Treasury debt.
     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.
To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major category.
The following summarizes the highest two ratings used by Fitch for bonds:
     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
To provide more detailed indications of credit quality, the AA rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.
The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:
     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.
The following summarizes the two highest ratings used by S&P for short-term municipal notes:
     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.
     SP-2 -- Satisfactory capacity to pay principal and interest.
The two highest rating categories of D&P for short-term debt are Duff 1 and Duff
2. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
The following summarizes the two highest rating categories used by Fitch for short-term obligations:
     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while
22
sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
D&P uses the short-term ratings described above for commercial paper.
Fitch uses the short-term ratings described above for commercial paper.
BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.
BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the two highest investment grade ratings used by BankWatch for long-term debt:
     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.
     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
The following summarizes the two highest long-term ratings used by IBCA:
     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.
     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
The following summarizes the two highest short-term debt ratings used by IBCA:
     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.
     A1 -- Obligations supported by the highest capacity for timely repayment.
                                                                              23

Prospectus


                                   INVESTOR A SHARES
                                  SEPTEMBER 30, 1995
                                  AS SUPPLEMENTED ON
                                    JANUARY 19, 1996



This Prospectus describes the nineteen investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations Fund Trust, a managed investment company which is part of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Tax-Exempt
Funds -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust is contained in a separate
Statement of Additional Information (the "SAI"), which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
TAX-EXEMPT FUNDS



Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate
  Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate
  Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal
  Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal
  Bond Fund
Nations Texas Intermediate
  Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate
  Municipal Bond Fund
Nations Virginia Municipal
  Bond Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund Logo)



MUNIPROA

                            Table  Of  Contents

About The Funds

                            Expenses Summary                                   3


                            Financial Highlights                               6



                            Objectives                                        18



                            How Objectives are Pursued                        19



                            How Performance is Shown                          22



                            How the Funds are Managed                         22



                            Organization and History                          25


About Your
Investment



                            How to Buy Shares                                 26



                            Shareholder Servicing and Distribution Plans      27



                            How to Redeem Shares                              28



                            How to Exchange Shares                            29



                            How the Funds Value their Shares                  30



                            How Dividends and Distributions are Made; Tax
                            Information                                       31



                            Appendix A -- Portfolio Securities                32



                            Appendix B -- Description of Ratings              37



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary


Expenses are one of several factors to consider when investing in a Fund. The following tables summarize shareholder transaction and operating expenses for the Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A Shares of a Fund over specified periods.


INVESTOR A SHARES


                                  Nations            Nations                           Nations Florida
SHAREHOLDER                     Short-Term        Intermediate                          Intermediate      Nations Florida
TRANSACTION                  Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond     Municipal Bond
EXPENSES                           Fund               Fund            Income Fund           Fund               Fund
Maximum Sales Load Imposed
  on Purchases (as a
  percentage of offering
  price)                              None               None               None               None               None
Maximum Deferred Sales
  Charge (as a percentage
  of the lower of the
  original purchase price
  or redemption proceeds)1            None               None               None               None               None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees2                      .30%                .30%              .40%               .30%               .40%
Rule 12b-1 Fees (including
  shareholder servicing
  fees)2                             .20%3                .20%              .20%               .20%               .20%
Other Expenses                        .25%                .25%              .25%               .25%               .25%
Total Operating Expenses2             .75%                .75%              .85%               .75%               .85%

                              Nations Georgia
SHAREHOLDER                    Intermediate      Nations Georgia
TRANSACTION                   Municipal Bond     Municipal Bond
EXPENSES                           Fund               Fund
Maximum Sales Load Imposed
  on Purchases (as a
  percentage of offering
  price)                              None               None
Maximum Deferred Sales
  Charge (as a percentage
  of the lower of the
  original purchase price
  or redemption proceeds)1            None               None
ANNUAL FUND
OPERATING
EXPENSES
(as a percentage of
average net assets)
Management Fees2                      .30%               .40%
Rule 12b-1 Fees (including
  shareholder servicing
  fees)2                              .20%               .20%
Other Expenses                        .25%               .25%
Total Operating Expenses2             .75%               .85%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How to Redeem Shares -- Contingent Deferred Sales Charge."


2 After any waivers and reimbursements.

3 Shareholder servicing fees for Nations Short-Term Municipal Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing and Distribution Plans."

INVESTOR A SHARES



                                                                                       Nations
                                            Nations Maryland                       North Carolina         Nations
                                              Intermediate     Nations Maryland     Intermediate      North Carolina
SHAREHOLDER TRANSACTION                      Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
EXPENSES                                          Fund               Fund               Fund               Fund
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                None               None               None               None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1            None               None               None               None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)
Management Fees2                                     .30%               .40%               .30%               .40%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                   .20%               .20%               .20%               .20%
Other Expenses                                       .25%               .25%               .30%               .25%
Total Operating Expenses2                            .75%               .85%               .80%               .85%

                                                 Nations
                                             South Carolina         Nations
                                              Intermediate      South Carolina
SHAREHOLDER TRANSACTION                      Municipal Bond     Municipal Bond
EXPENSES                                          Fund               Fund
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                None               None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1            None               None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)
Management Fees2                                     .30%               .40%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                   .20%               .20%
Other Expenses                                       .24%               .25%
Total Operating Expenses2                            .74%               .85%



                                                                                          Nations
                                               Nations Tennessee                           Texas
                                                 Intermediate     Nations Tennessee    Intermediate          Nations
SHAREHOLDER TRANSACTION                         Municipal Bond     Municipal Bond     Municipal Bond     Texas Municipal
EXPENSES                                             Fund               Fund               Fund             Bond Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                         None               None               None               None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1               None               None               None               None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)
Management Fees2                                        .30%               .40%               .30%               .40%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                      .20%               .20%               .20%               .20%
Other Expenses                                          .30%               .25%               .30%               .25%
Total Operating Expenses2                               .80%               .85%               .80%               .85%

                                               Nations Virginia
                                                 Intermediate     Nations Virginia
SHAREHOLDER TRANSACTION                         Municipal Bond     Municipal Bond
EXPENSES                                             Fund               Fund
Maximum Sales Load Imposed on Purchases (as a
  percentage of offering price)                         None               None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1               None               None
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)
Management Fees2                                        .40%               .40%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                      .20%               .20%
Other Expenses                                          .25%               .25%
Total Operating Expenses2                               .85%               .85%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How to Redeem Shares -- Contingent Deferred Sales Charge."


2 After any waivers and reimbursements.

EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


INVESTOR A SHARES


              Nations Short-Term         Nations                               Nations Florida
               Municipal Income       Intermediate       Nations Municipal      Intermediate        Nations Florida
                     Fund          Municipal Bond Fund      Income Fund      Municipal Bond Fund  Municipal Bond Fund
1 Year             $       8            $       8            $       9            $       8            $       9
3 Years            $      24            $      24            $      27            $      24            $      27
5 Years            $      42            $      42            $      47            $      42            $      47
10 Years           $      93            $      93            $     105            $      93            $     105

                Nations Georgia                          Nations Maryland
                 Intermediate        Nations Georgia       Intermediate
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $       8            $       9            $       8
3 Years            $      24            $      27            $      24
5 Years            $      42            $      47            $      42
10 Years           $      93            $     105            $      93



                                                                                   Nations
                                         Nations                                    South               Nations
                                     North Carolina           Nations             Carolina               South
               Nations Maryland       Intermediate        North Carolina        Intermediate      Carolina Municipal
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund       Bond Fund
1 Year             $       9            $       8            $       9            $       8            $       9
3 Years            $      27            $      24            $      27            $      24            $      27
5 Years            $      47            $      42            $      47            $      42            $      47
10 Years           $     105            $      93            $     105            $      93            $     105

               Nations Tennessee                              Nations
                 Intermediate       Nations Tennessee   Texas Intermediate
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $       8            $       9            $       8
3 Years            $      24            $      27            $      24
5 Years            $      42            $      47            $      42
10 Years           $      93            $     105            $      93



                    Nations         Nations Virginia
                Texas Municipal       Intermediate       Nations Virginia
                   Bond Fund       Municipal Bond Fund  Municipal Bond Fund
1 Year             $       9            $       9            $       9
3 Years            $      27            $      27            $      27
5 Years            $      47            $      47            $      47
10 Years           $     105            $     105            $     105




The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor A Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."

Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for the Investor A Shares of the Funds would have been as follows: Nations Municipal Income Fund -- .60%, .25% and 1.10%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .50%, and 1.25%, respectively; Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- .50%, .25% and 1.00%, respectively; Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .25% and .99%, respectively; Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond -- .50%, .75%, and 1.05%, respectively; and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .25% and 1.10%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.


   Financial Highlights

The following audited financial information has been derived from the financial statements of Nations Fund Trust. Price Waterhouse LLP, is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for Nations Fund Trust's most recent fiscal year accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94

Operating performance:
Net asset value, beginning of period                                               $    9.69              $    9.96
Net investment income                                                                   0.24                   0.36
Net realized and unrealized gain/(loss) on investments                                  0.26                  (0.27)
Net increase in net assets resulting from investment operations                         0.50                   0.09
Distributions:
Dividends from net investment income                                                   (0.24)                 (0.36)
Distributions from net realized capital gains                                             --                  (0.00)#
Total distributions                                                                    (0.24)                 (0.36)
Net asset value, end of period                                                     $    9.95              $    9.69
Total return++                                                                          4.91%                  0.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   2,765              $     217
Ratio of operating expenses to average net assets                                       0.61%+                 0.52%
Ratio of net investment income to average net assets                                    4.30%+                 3.65%
Portfolio turnover rate                                                                   33%                    57%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                1.17%+                 0.99%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                   $    0.21              $    0.33

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR A SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                               $    9.98
Net investment income                                                                   0.03
Net realized and unrealized gain/(loss) on investments                                 (0.02)
Net increase in net assets resulting from investment operations                         0.01
Distributions:
Dividends from net investment income                                                   (0.03)
Distributions from net realized capital gains                                             --
Total distributions                                                                    (0.03)
Net asset value, end of period                                                     $    9.96
Total return++                                                                          0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $     731
Ratio of operating expenses to average net assets                                       0.24%+
Ratio of net investment income to average net assets                                    3.01%+
Portfolio turnover rate                                                                   45%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                1.19%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                   $    0.02

 * The Nations Short-Term Municipal Income Fund's Investor A Shares commenced operations on November 2, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94

Operating performance:
Net asset value, beginning of period                                               $    9.24              $   10.11
Net investment income                                                                   0.23                   0.42
Net realized and unrealized gain/(loss) on investments                                  0.74                  (0.86)
Net increase/(decrease) in net assets resulting from investment operations              0.97                  (0.44)
Distributions:
Dividends from net investment income                                                   (0.23)                 (0.42)
Distributions in excess of net investment income                                          --                  (0.00)#
Distributions from net realized capital gains                                             --                  (0.01)
Total distributions                                                                    (0.23)                 (0.43)
Net asset value, end of period                                                     $    9.98              $    9.24
Total return++                                                                         10.63%                 (4.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $     988              $     172
Ratio of operating expenses to average net assets                                       0.61%+                 0.53%
Ratio of net investment income to average net assets                                    4.83%+                 4.41%
Portfolio turnover rate                                                                   20%                    51%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                0.99%+                 1.06%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                        0.21              $    0.38

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR A SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                               $   10.10
Net investment income                                                                   0.12
Net realized and unrealized gain/(loss) on investments                                  0.01
Net increase/(decrease) in net assets resulting from investment operations              0.13
Distributions:
Dividends from net investment income                                                   (0.12)
Distributions in excess of net investment income                                          --
Distributions from net realized capital gains                                             --
Total distributions                                                                    (0.12)
Net asset value, end of period                                                     $   10.11
Total return++                                                                          1.28%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $      68
Ratio of operating expenses to average net assets                                       0.39%+
Ratio of net investment income to average net assets                                    3.92%+
Portfolio turnover rate                                                                   23%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                1.11%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                   $    0.10

 * The Nations Intermediate Municipal Bond Fund's Investor A Shares commenced operations on August 17, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS MUNICIPAL INCOME FUND



                                              SIX MONTHS
                                                ENDED                  YEAR                  YEAR                  YEAR
                                               05/31/95               ENDED                 ENDED                 ENDED
INVESTOR A SHARES                            (UNAUDITED)             11/30/94              11/30/93              11/30/92
Operating performance:
Net asset value, beginning of period         $    9.64             $   11.33              $   10.65           $   10.25
Net investment income                             0.29                  0.55                   0.57                0.58
Net realized and unrealized gain/(loss)
  on investments                                  1.14                 (1.44)                  0.72                0.41
Net increase/(decrease) in net assets
  resulting from investment operations            1.43                 (0.89)                  1.29                0.99
Distributions:
Dividends from net investment income             (0.29)                (0.55)                 (0.57)              (0.58)
Distributions in excess of net
  investment income                                 --                 (0.00)#                   --                  --
Distributions from net realized capital
  gains                                             --                 (0.25)                 (0.04)              (0.01)
Total distributions                              (0.29)                (0.80)                 (0.61)              (0.59)
Net asset value, end of period               $   10.78             $    9.64              $   11.33           $   10.65
Total return++                                   14.97%                (8.34)%                12.37%               9.88%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)         $  25,140             $  23,754              $  28,415           $  21,056
Ratio of operating expenses to average
  net assets                                      0.81%+                0.79%                  0.60%               0.52%
Ratio of operating expenses to average
  net assets including interest expense             --                    --                     --                0.80%
Ratio of net investment income to
  average net assets                              5.61%+                5.24%                  5.09%               5.42%
Portfolio turnover rate                             24%                   63%                    48%                 19%
Ratio of operating expenses to average
  net assets before fee waivers and/or
  expense reimbursements                          1.10%+                1.08%                  0.99%               0.99%
Net investment income per share before
  fee waivers and/or expense
  reimbursements                             $    0.27             $    0.52              $    0.53           $    0.53

                                                PERIOD
                                                 ENDED
INVESTOR A SHARES                              11/30/91*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.52
Net realized and unrealized gain/(loss)
  on investments                                  0.25
Net increase/(decrease) in net assets
  resulting from investment operations            0.77
Distributions:
Dividends from net investment income             (0.52)
Distributions in excess of net
  investment income                                 --
Distributions from net realized capital
  gains                                             --
Total distributions                              (0.52)
Net asset value, end of period               $   10.25
Total return++                                    7.87%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)         $   7,234
Ratio of operating expenses to average
  net assets                                      0.20%+
Ratio of operating expenses to average
  net assets including interest expense             --
Ratio of net investment income to
  average net assets                              6.07%+
Portfolio turnover rate                             54%
Ratio of operating expenses to average
  net assets before fee waivers and/or
  expense reimbursements                          0.88%+
Net investment income per share before
  fee waivers and/or expense
  reimbursements                             $    0.45



  * The Nations Municipal Income Fund's Investor A Shares commenced operations on February 1, 1991.


  + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


+++ Unaudited.


 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                                $    9.61              $   10.50
Net investment income                                                                    0.23                   0.43
Net realized and unrealized gain/(loss) on investments                                   0.82                  (0.88)
Net increase/(decrease) in net assets resulting from investment operations               1.05                  (0.45)
Distributions:
Dividends from net investment income                                                    (0.23)                 (0.43)
Distributions in excess of net investment income                                           --                  (0.00)#
Distributions from net realized gains                                                      --                  (0.01)
Total distributions                                                                     (0.23)                 (0.44)
Net asset value, end of period                                                      $   10.43              $    9.61
Total return++                                                                          11.04%                 (4.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                    2,170              $   2,114
Ratio of operating expenses to average net assets                                        0.75%+                 0.73%
Ratio of operating expenses to average net assets including interest expense             0.76%+                   --
Ratio of net investment income to average net assets                                     4.61%+                 4.26%
Portfolio turnover rate                                                                    17%                    34%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                 0.97%+                 0.94%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                    $    0.22              $    0.41

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR A SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                                $    9.99
Net investment income                                                                    0.42
Net realized and unrealized gain/(loss) on investments                                   0.51
Net increase/(decrease) in net assets resulting from investment operations               0.93
Distributions:
Dividends from net investment income                                                    (0.42)
Distributions in excess of net investment income                                           --
Distributions from net realized gains                                                      --
Total distributions                                                                     (0.42)
Net asset value, end of period                                                      $   10.50
Total return++                                                                           9.44%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $   2,261
Ratio of operating expenses to average net assets                                        0.59%+
Ratio of operating expenses to average net assets including interest expense               --
Ratio of net investment income to average net assets                                     4.13%+
Portfolio turnover rate                                                                    15%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                 0.95%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                    $    0.39

 * The Nations Florida Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 14, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND
                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR A SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                   $    8.40
Net investment income                                                                                       0.25
Net realized and unrealized gain/(loss) on investments                                                      1.11
Net increase/(decrease) in net assets resulting from investment operations                                  1.36
Dividends from net investment income                                                                       (0.25)
Net asset value, end of period                                                                         $    9.51
Total return++                                                                                             16.34%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                   $   1,640
Ratio of operating expenses to average net assets                                                           0.53%+
Ratio of net investment income to average net assets                                                        5.47%+
Portfolio turnover rate                                                                                        9%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                            1.15%+
Net investment income per share before fee waivers and/or expense reimbursements                       $    0.22

                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR A SHARES                                                                                      11/30/94*

Operating performance:
Net asset value, beginning of period                                                                   $    9.98

Net investment income                                                                                       0.47

Net realized and unrealized gain/(loss) on investments                                                     (1.58)

Net increase/(decrease) in net assets resulting from investment operations                                 (1.11)

Dividends from net investment income                                                                       (0.47)

Net asset value, end of period                                                                         $    8.40

Total return++                                                                                            (11.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                   $   1,024

Ratio of operating expenses to average net assets                                                           0.39%+

Ratio of net investment income to average net assets                                                        5.37%+

Portfolio turnover rate                                                                                       46%

Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                            1.09%+

Net investment income per share before fee waivers and/or expense reimbursements                       $    0.42


 * The Nations Florida Municipal Bond Fund Investor A Shares commenced operations on December 10, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND



                                                                   SIX MONTHS
                                                                     ENDED                 YEAR                 YEAR
                                                                    05/31/95               ENDED                ENDED
INVESTOR A SHARES                                                 (UNAUDITED)            11/30/94             11/30/93
Operating performance:
Net asset value, beginning of period                              $    9.82              $   10.82            $   10.28
Net investment income                                                  0.24                   0.47                 0.48
Net realized and unrealized gain/(loss) on investments                 0.78                  (0.98)                0.57
Net increase/(decrease) in net assets resulting from
  investment operations                                                1.02                  (0.51)                1.05
Distributions:
Dividends from net investment income                                  (0.24)                 (0.47)               (0.48)
Distributions in excess of net investment income                         --                  (0.00)#                 --
Distributions from net realized capital gains                            --                  (0.02)               (0.03)
Total distributions                                                   (0.24)                 (0.49)               (0.51)
Net asset value, end of period                                    $   10.60              $    9.82            $   10.82
Total return++                                                        10.46%                 (4.87)%              10.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $  10,397              $  10,401            $  16,752
Ratio of operating expenses to average net assets                      0.75%+                 0.72%                0.61%
Ratio of operating expenses to average net assets including
  interest expense                                                       --                   0.73%                  --
Ratio of net investment income to average net assets                   4.65%+                 4.56%                4.42%
Portfolio turnover rate                                                  13%                    22%                   6%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                0.95%+                 0.93%                0.92%
Net investment income per share before fee waivers and/or
  expense reimbursements                                          $    0.23              $    0.45            $    0.45

                                                                     PERIOD
                                                                      ENDED
INVESTOR A SHARES                                                   11/30/92*
Operating performance:
Net asset value, beginning of period                              $    9.98
Net investment income                                                  0.30
Net realized and unrealized gain/(loss) on investments                 0.30
Net increase/(decrease) in net assets resulting from
  investment operations                                                0.60
Distributions:
Dividends from net investment income                                  (0.30)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Total distributions                                                   (0.30)
Net asset value, end of period                                    $   10.28
Total return++                                                         6.12%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $   3,809
Ratio of operating expenses to average net assets                      0.34%+
Ratio of operating expenses to average net assets including
  interest expense                                                       --
Ratio of net investment income to average net assets                   5.01%+
Portfolio turnover rate                                                  12%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                0.91%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                          $    0.27



  * The Nations Georgia Intermediate Municipal Bond Fund Investor A Shares commenced operations on May 4, 1992.


  + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


+++ Unaudited.


 # Amount represents less than $0.01 per share.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND
                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR A SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                   $    8.38
Net investment income                                                                                       0.25
Net realized and unrealized gain/(loss) on investments                                                      1.09
Net increase/(decrease) in net assets resulting from investment operations                                  1.34
Dividends from net investment income                                                                       (0.25)
Net asset value, end of period                                                                         $    9.47
Total return++                                                                                             16.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                   $       7
Ratio of operating expenses to average net assets                                                           0.54%+
Ratio of net investment income to average net assets                                                        5.48%+
Portfolio turnover rate                                                                                       17%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                            1.19%+
Net investment income per share before fee waivers and/or expense reimbursements                       $    0.22


                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR A SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                   $    9.99

Net investment income                                                                                       0.47

Net realized and unrealized gain/(loss) on investments                                                     (1.61)

Net increase/(decrease) in net assets resulting from investment operations                                 (1.14)

Dividends from net investment income                                                                       (0.47)

Net asset value, end of period                                                                         $    8.38

Total return++                                                                                            (11.71)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                   $       6

Ratio of operating expenses to average net assets                                                           0.39%+

Ratio of net investment income to average net assets                                                        5.42%+

Portfolio turnover rate                                                                                       35%

Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                            1.22%+

Net investment income per share before fee waivers and/or expense reimbursements                       $    0.40


 * The Nations Georgia Municipal Bond Fund Investor A Shares commenced operations on December 30, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                       SIX MONTHS
                                         ENDED               YEAR               YEAR                YEAR                YEAR
                                        05/31/95             ENDED              ENDED              ENDED               ENDED
INVESTOR A SHARES                     (UNAUDITED)          11/30/94           11/30/93            11/30/92            11/30/91
Operating performance:
Net asset value, beginning of
  period                              $   10.00           $   11.09          $   10.72         $   10.44           $   10.21
Net investment income                      0.24                0.48               0.51              0.54                0.60
Net realized and unrealized
  gain/(loss) on investments               0.79               (0.99)              0.44              0.31                0.24
Net increase/(decrease) in net
  assets resulting from
  investment operations                    1.03               (0.51)              0.95              0.85                0.84
Distributions:
Dividends from net investment
  income                                  (0.24)              (0.48)             (0.51)            (0.54)              (0.60)
Distributions from net realized
  capital gains                           (0.03)              (0.10)             (0.07)            (0.03)              (0.01)
Distributions in excess of net
  realized capital gains                     --               (0.00)#               --                --                  --
Total distributions                       (0.27)              (0.58)             (0.58)            (0.57)              (0.61)
Net asset value, end of period        $   10.76           $   10.00          $   11.09         $   10.72           $   10.44
Total return++                            10.46%              (4.82)%             8.96%             8.32%+++            8.46%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                              $  21,789           $  22,145          $  22,144         $  20,092           $   9,934
Ratio of operating expenses to
  average net assets                       0.75%+              0.71%              0.64%             0.48%               0.20%
Ratio of net investment income to
  average net assets                       4.69%+              4.55%              4.58%             4.98%               5.76%
Portfolio turnover rate                       7%                 22%                26%               38%                 26%
Ratio of operating expenses to
  average net assets before fee
  waivers and/or expense
  reimbursements                           0.97%+              0.91%              0.88%             0.87%               0.71%
Net investment income per share
  before fee waivers and/or
  expense reimbursements              $    0.23           $    0.46          $    0.48         $    0.50           $    0.55

                                         PERIOD
                                         ENDED
INVESTOR A SHARES                      11/30/90*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.16
Net realized and unrealized
  gain/(loss) on investments              0.21
Net increase/(decrease) in net
  assets resulting from
  investment operations                   0.37
Distributions:
Dividends from net investment
  income                                 (0.16)
Distributions from net realized
  capital gains                             --
Distributions in excess of net
  realized capital gains                    --
Total distributions                      (0.16)
Net asset value, end of period       $   10.21
Total return++                            3.72%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                             $   2,228
Ratio of operating expenses to
  average net assets                      0.21%+
Ratio of net investment income to
  average net assets                      6.12%+
Portfolio turnover rate                     49%
Ratio of operating expenses to
  average net assets before fee
  waivers and/or expense
  reimbursements                          0.84%+
Net investment income per share
  before fee waivers and/or
  expense reimbursements             $    0.13

  * The Nations Maryland Intermediate Municipal Bond Fund Investor A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    8.37               $    9.77
Net investment income                                                                  0.24                    0.49
Net realized and unrealized gain/(loss) on investments                                 1.02                   (1.40)
Net increase/(decrease) in net assets resulting from investment operations             1.26                   (0.91)
Dividends from net investment income                                                  (0.24)                  (0.49)
Net asset value, end of period                                                    $    9.39               $    8.37
Total return++                                                                        15.18%                  (9.59)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $     572               $       9
Ratio of operating expenses to average net assets                                      0.54%+                  0.39%
Ratio of net investment income to average net assets                                   5.23%+                  5.30%
Portfolio turnover rate                                                                   5%                     39%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.22%+                  1.48%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21               $    0.41

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR A SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    9.80
Net investment income                                                                  0.03
Net realized and unrealized gain/(loss) on investments                                (0.03)
Net increase/(decrease) in net assets resulting from investment operations               --
Dividends from net investment income                                                  (0.03)
Net asset value, end of period                                                    $    9.77
Total return++                                                                         0.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $       6
Ratio of operating expenses to average net assets                                      0.13%+
Ratio of net investment income to average net assets                                   3.97%+
Portfolio turnover rate                                                                   1%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.76%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.02

 * The Nations Maryland Municipal Bond Fund Investor A Shares commenced operations on November 4, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    9.53               $   10.46
Net investment income                                                                  0.22                    0.42
Net realized and unrealized gain/(loss) on investments                                 0.81                   (0.88)
Net increase/(decrease) in net assets resulting from investment operations             1.03                   (0.46)
Distributions:
Dividends from net investment income                                                  (0.22)                  (0.42)
Distributions from net realized capital gains                                         (0.01)                  (0.05)
Total distributions                                                                   (0.23)                  (0.47)
Net asset value, end of period                                                    $   10.33               $    9.53
Total return++                                                                        10.87%                  (4.51)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   9,658               $   8,896
Ratio of operating expenses to average net assets                                      0.76%+                  0.73%
Ratio of net investment income to average net assets                                   4.37%+                  4.20%
Portfolio turnover rate                                                                  36%                     37%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.02%+                  1.00%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21               $    0.40

                                                                                     PERIOD
                                                                                     ENDED
INVESTOR A SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $   10.01
Net investment income                                                                  0.42
Net realized and unrealized gain/(loss) on investments                                 0.45
Net increase/(decrease) in net assets resulting from investment operations             0.87
Distributions:
Dividends from net investment income                                                  (0.42)
Distributions from net realized capital gains                                            --
Total distributions                                                                   (0.42)
Net asset value, end of period                                                    $   10.46
Total return++                                                                         8.76%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $  13,749
Ratio of operating expenses to average net assets                                      0.57%+
Ratio of net investment income to average net assets                                   4.08%+
Portfolio turnover rate                                                                  29%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.38

 * The Nations North Carolina Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 14, 1992.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR A SHARES                                                                 (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    8.36             $    9.85
Net investment income                                                                  0.25                  0.50
Net realized and unrealized gain/(loss) on investments                                 1.11                 (1.49)
Net increase/(decrease) in net assets resulting from investment operations             1.36                 (0.99)
Dividends from net investment income                                                  (0.25)                (0.50)
Net asset value, end of period                                                    $    9.47             $    8.36
Total return++                                                                        16.39%               (10.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $   1,244             $   1,161
Ratio of operating expenses to average net assets                                      0.51%+                0.39%
Ratio of net investment income to average net assets                                   5.45%+                5.35%
Portfolio turnover rate                                                                  20%                   29%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.13%+                1.10%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.22             $    0.43

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR A SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                               $    9.97
Net investment income                                                                   0.04
Net realized and unrealized gain/(loss) on investments                                 (0.12)
Net increase/(decrease) in net assets resulting from investment operations             (0.08)
Dividends from net investment income                                                   (0.04)
Net asset value, end of period                                                     $    9.85
Total return++                                                                         (0.80)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   1,085
Ratio of operating expenses to average net assets                                       0.09%+
Ratio of net investment income to average net assets                                    3.97%+
Portfolio turnover rate                                                                   10%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                1.21%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                   $    0.03

 * The Nations North Carolina Municipal Bond Fund Investor A Shares commenced operations on November 1, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                SIX MONTHS
                                                                  ENDED                  YEAR                  YEAR
                                                                 05/31/95               ENDED                 ENDED
INVESTOR A SHARES                                              (UNAUDITED)             11/30/94              11/30/93
Operating performance:
Net asset value, beginning of period                           $    9.76             $   10.61             $   10.18
Net investment income                                               0.24                  0.48                  0.48
Net realized and unrealized gain/(loss) on investments              0.74                 (0.84)                 0.43
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.98                 (0.36)                 0.91
Distributions:
Dividends from net investment income                               (0.24)                (0.48)                (0.48)
Distributions in excess of net investment income                      --                 (0.00)#                  --
Distributions from net realized capital gains                         --                 (0.01)                   --
Total distributions                                                (0.24)                (0.49)                (0.48)
Net asset value, end of period                                 $   10.50             $    9.76             $   10.61
Total return++                                                     10.18%                (3.54)%                9.16%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $  16,147             $  16,378             $  20,024
Ratio of operating expenses to average net assets                   0.75%+                0.72%                 0.60%
Ratio of operating expenses to average net assets
  including interest expense                                        0.76%+                  --                    --
Ratio of net investment income to average net assets                4.83%+                4.64%                 4.53%
Portfolio turnover rate                                                6%                   30%                   11%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                         0.96%+                0.93%                 0.90%
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.23             $    0.46             $    0.45

                                                                  PERIOD
                                                                   ENDED
INVESTOR A SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of period                           $    9.98
Net investment income                                               0.30
Net realized and unrealized gain/(loss) on investments              0.20
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.50
Distributions:
Dividends from net investment income                               (0.30)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.30)
Net asset value, end of period                                 $   10.18
Total return++                                                      5.03%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   7,414
Ratio of operating expenses to average net assets                   0.33%+
Ratio of operating expenses to average net assets
  including interest expense                                          --
Ratio of net investment income to average net assets                4.83%+
Portfolio turnover rate                                                7%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                         0.85%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.27

  * The Nations South Carolina Intermediate Municipal Bond Fund Investor A Shares commenced operations on May 5, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                     ENDED                  YEAR
                                                                                    05/31/95               ENDED
INVESTOR A SHARES                                                                 (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    8.65             $    9.86
Net investment income                                                                  0.26                  0.50
Net realized and unrealized gain/(loss) on investments                                 1.08                 (1.21)
Net increase/(decrease) in net assets resulting from investment operations             1.34                 (0.71)
Dividends from net investment income                                                  (0.26)                (0.50)
Net asset value, end of year                                                      $    9.73             $    8.65
Total return++                                                                        15.60%                (7.45)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $     201             $     140
Ratio of operating expenses to average net assets                                      0.54%+                0.39%
Ratio of net investment income to average net assets                                   5.48%+                5.30%
Portfolio turnover rate                                                                   5%                   14%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1,19%+                1.30%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.23             $    0.42

                                                                                     PERIOD
                                                                                     ENDED
INVESTOR A SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    9.87
Net investment income                                                                  0.03
Net realized and unrealized gain/(loss) on investments                                (0.01)
Net increase/(decrease) in net assets resulting from investment operations             0.02
Dividends from net investment income                                                  (0.03)
Net asset value, end of year                                                      $    9.86
Total return++                                                                         0.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $      14
Ratio of operating expenses to average net assets                                      0.10%+
Ratio of net investment income to average net assets                                   4.16%+
Portfolio turnover rate                                                                   8%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.63%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.02

 * The Nations South Carolina Municipal Bond Fund Investor A Shares commenced operations on November 8, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                            SIX MONTHS
                                                                                              ENDED                YEAR
                                                                                             05/31/95              ENDED
INVESTOR A SHARES                                                                          (UNAUDITED)           11/30/94
Operating performance:
Net asset value, beginning of period                                                       $    9.30            $   10.18
Net investment income                                                                           0.22                 0.43
Net realized and unrealized gain/(loss) on investments                                          0.72                (0.87)
Net increase/(decrease) in net assets resulting from investment operations                      0.94                (0.44)
Distributions:
Dividends from net investment income                                                           (0.22)               (0.43)
Distributions in excess of net investment income                                                  --                (0.00)#
Distributions from net realized capital gains                                                     --                (0.01)
Total distributions                                                                            (0.22)               (0.44)
Net asset value, end of period                                                             $   10.02            $    9.30
Total return++                                                                                 10.23%               (4.41)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   8,234            $   7,831
Ratio of operating expenses to average net assets                                               0.76%+               0.70%
Ratio of operating expenses to average net assets including interest expense                      --                 0.71%
Ratio of net investment income to average net assets                                            4.60%+               4.38%
Portfolio turnover rate                                                                           17%                  41%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                1.07%+               1.07%
Net investment income per share before fee waivers and/or expense reimbursements           $    0.21            $    0.40

                                                                                              PERIOD
                                                                                              ENDED
INVESTOR A SHARES                                                                           11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $   10.00
Net investment income                                                                           0.29
Net realized and unrealized gain/(loss) on investments                                          0.18
Net increase/(decrease) in net assets resulting from investment operations                      0.47
Distributions:
Dividends from net investment income                                                           (0.29)
Distributions in excess of net investment income                                                  --
Distributions from net realized capital gains                                                     --
Total distributions                                                                            (0.29)
Net asset value, end of period                                                             $   10.18
Total return++                                                                                  4.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $  15,573
Ratio of operating expenses to average net assets                                               0.42%+
Ratio of operating expenses to average net assets including interest expense                      --
Ratio of net investment income to average net assets                                            4.16%+
Portfolio turnover rate                                                                           16%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                1.09%+
Net investment income per share before fee waivers and/or expense reimbursements           $    0.24

 * The Nations Tennessee Intermediate Municipal Bond Fund Investor A Shares commenced operations on April 2, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                            SIX MONTHS
                                                                                              ENDED                YEAR
                                                                                             05/31/95              ENDED
INVESTOR A SHARES                                                                          (UNAUDITED)           11/30/94
Operating performance:
Net asset value, beginning of period                                                       $    8.58             $    9.80
Net investment income                                                                           0.25                  0.50
Net realized and unrealized gain/(loss) on investments                                          1.05                 (1.22)
Net increase/(decrease) in net assets resulting from investment operations                      1.30                 (0.72)
Dividends from net investment income                                                           (0.25)                (0.50)
Net asset value, end of period                                                             $    9.63             $    8.58
Total return++                                                                                 15.36%                (7.58)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $      97             $      43
Ratio of operating expenses to average net assets                                               0.54%+                0.39%
Ratio of net investment income to average net assets                                            5.52%+                5.38%
Portfolio turnover rate                                                                           30%                   38%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                1.30%+                1.38%
Net investment income per share before fee waivers and/or expense reimbursements           $    0.22             $    0.42

                                                                                              PERIOD
                                                                                               ENDED
INVESTOR A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of period                                                       $    9.88
Net investment income                                                                           0.04
Net realized and unrealized gain/(loss) on investments                                         (0.08)
Net increase/(decrease) in net assets resulting from investment operations                     (0.04)
Dividends from net investment income                                                           (0.04)
Net asset value, end of period                                                             $    9.80
Total return++                                                                                 (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $      34
Ratio of operating expenses to average net assets                                               0.17%+
Ratio of net investment income to average net assets                                            4.31%+
Portfolio turnover rate                                                                            3%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                1.86%+
Net investment income per share before fee waivers and/or expense reimbursements           $    0.03

 * The Nations Tennessee Municipal Bond Fund Investor A Shares commenced operations on November 2, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND



                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    9.53              $   10.35
Net investment income                                                                  0.22                   0.42
Net realized and unrealized gain/(loss) on investments                                 0.65                  (0.79)
Net increase/(decrease) in net assets resulting from investment operations             0.87                  (0.37)
Distributions:
Dividends from net investment income                                                  (0.22)                 (0.42)
Distributions in excess of net investment income                                         --                  (0.00)#
Distributions from net realized capital gains                                            --                  (0.03)
Total distributions                                                                   (0.22)                 (0.45)
Net asset value, end of period                                                    $   10.18              $    9.53
Total return++                                                                         9.24%                 (3.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $     832              $     718
Ratio of operating expenses to average net assets                                      0.76%+                 0.73%
Ratio of net investment income to average net assets                                   4.52%+                 4.22%
Portfolio turnover rate                                                                  38%                    61%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.00%+                 0.96%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.21              $    0.40

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR A SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                              $   10.15
Net investment income                                                                  0.37
Net realized and unrealized gain/(loss) on investments                                 0.20
Net increase/(decrease) in net assets resulting from investment operations             0.57
Distributions:
Dividends from net investment income                                                  (0.37)
Distributions in excess of net investment income                                         --
Distributions from net realized capital gains                                            --
Total distributions                                                                   (0.37)
Net asset value, end of period                                                    $   10.35
Total return++                                                                         5.64%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $     968
Ratio of operating expenses to average net assets                                      0.59%+
Ratio of net investment income to average net assets                                   4.28%+
Portfolio turnover rate                                                                  63%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               0.97%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.34



 * The Nations Texas Intermediate Municipal Bond Fund Investor A Shares commenced operations on February 4, 1993.


 + Annualized.


++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR A SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    8.39
Net investment income                                                                                     0.25
Net realized and unrealized gain/(loss) on investments                                                    1.05
Net increase/(decrease) in net assets resulting from investment operations                                1.30
Dividends from net investment income                                                                     (0.25)
Net asset value, end of period                                                                       $    9.44
Total return++                                                                                           15.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $      95
Ratio of operating expenses to average net assets                                                         0.54%+
Ratio of net investment income to average net assets                                                      5.53%+
Portfolio turnover rate                                                                                     35%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.19%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.22

                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR A SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    9.92

Net investment income                                                                                     0.47

Net realized and unrealized gain/(loss) on investments                                                   (1.53)

Net increase/(decrease) in net assets resulting from investment operations                               (1.06)

Dividends from net investment income                                                                     (0.47)

Net asset value, end of period                                                                       $    8.39

Total return++                                                                                          (10.98)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $      55

Ratio of operating expenses to average net assets                                                         0.40%+

Ratio of net investment income to average net assets                                                      5.34%+

Portfolio turnover rate                                                                                    107%

Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.24%+

Net investment income per share before fee waivers and/or expense reimbursements                     $    0.39


 * The Nations Texas Municipal Bond Fund Investor A Shares commenced operations on December 17, 1993.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND



                                          SIX MONTHS
                                            ENDED                YEAR               YEAR                YEAR
                                           05/31/95             ENDED               ENDED              ENDED
INVESTOR A SHARES                        (UNAUDITED)           11/30/94           11/30/93            11/30/92
Operating performance:
Net asset value, beginning of period     $    9.94           $   10.99            $   10.59        $   10.34
Net investment income                         0.24                0.48                 0.51             0.54
Net realized and unrealized
  gain/(loss) on investments                  0.73               (0.96)                0.42             0.29
Net increase/(decrease) in net
  assets resulting from investment
  operations                                  0.97               (0.48)                0.93             0.83
Distributions:
Dividends from net investment income         (0.24)              (0.48)               (0.51)           (0.54)
Distributions from net realized
  capital gains                                 --               (0.09)               (0.02)           (0.04)
Distributions in excess of net
  realized capital gains                        --               (0.00)#                 --               --
Total distributions                          (0.24)              (0.57)               (0.53)           (0.58)
Net asset value, end of period           $   10.67           $    9.94            $   10.99        $   10.59
Total return++                                9.92%              (4.52)%               8.91%            8.18%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  77,223           $  79,412            $ 103,689        $  76,650
Ratio of operating expenses to
  average net assets                          0.82%+              0.79%                0.72%            0.65%
Ratio of net investment income to
  average net assets                          4.74%+              4.58%                4.65%            5.04%
Portfolio turnover rate                         10%                 14%                  26%              13%
Ratio of operating expenses to
  average net assets before fee
  waivers and/or expense
  reimbursements                              1.02%+              0.91%                0.84%            0.97%
Net investment income per share
  before fee waivers and/or expense
  reimbursements                         $    0.23           $    0.47            $    0.49        $    0.50

                                             YEAR               PERIOD
                                            ENDED               ENDED
INVESTOR A SHARES                          11/30/91           11/30/90*
Operating performance:
Net asset value, beginning of period    $   10.14           $   10.08
Net investment income                        0.58                0.61
Net realized and unrealized
  gain/(loss) on investments                 0.21                0.11
Net increase/(decrease) in net
  assets resulting from investment
  operations                                 0.79                0.72
Distributions:
Dividends from net investment income        (0.58)              (0.66)
Distributions from net realized
  capital gains                             (0.01)                 --
Distributions in excess of net
  realized capital gains                       --                  --
Total distributions                         (0.59)              (0.66)
Net asset value, end of period          $   10.34           $   10.14
Total return++                               8.04%+++            7.41%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)    $  44,540           $  24,303
Ratio of operating expenses to
  average net assets                         0.45%               0.26%+
Ratio of net investment income to
  average net assets                         5.67%               6.09%+
Portfolio turnover rate                        24%                 19%
Ratio of operating expenses to
  average net assets before fee
  waivers and/or expense
  reimbursements                             0.73%               0.80%+
Net investment income per share
  before fee waivers and/or expense
  reimbursements                        $    0.55           $    0.55



  * The Nations Virginia Intermediate Municipal Bond Fund Investor A Shares commenced operations on December 5, 1989.


  + Annualized.


 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


+++ Unaudited.


 # Amount represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR A SHARES                                                                  (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                              $    8.29              $    9.77
Net investment income                                                                  0.25                   0.49
Net realized and unrealized gain/(loss) on investments                                 1.07                  (1.48)
Net increase/(decrease) in net assets resulting from investment operations             1.32                  (0.99)
Dividends from net investment income                                                  (0.25)                 (0.49)
Net asset value, end of period                                                    $    9.36              $    8.29
Total return++                                                                        16.05%                (10.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $     420              $     168
Ratio of operating expenses to average net assets                                      0.54%+                 0.39%
Ratio of net investment income to average net assets                                   5.51%+                 5.34%
Portfolio turnover rate                                                                   0%                    61%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.18%+                 1.17%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.23              $    0.43

                                                                                     PERIOD
                                                                                     ENDED
INVESTOR A SHARES                                                                  11/30/93*
Operating performance:
Net asset value, beginning of period                                              $    9.84
Net investment income                                                                  0.03
Net realized and unrealized gain/(loss) on investments                                (0.07)
Net increase/(decrease) in net assets resulting from investment operations            (0.04)
Dividends from net investment income                                                  (0.03)
Net asset value, end of period                                                    $    9.77
Total return++                                                                        (0.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                              $      25
Ratio of operating expenses to average net assets                                      0.10%+
Ratio of net investment income to average net assets                                   3.88%+
Portfolio turnover rate                                                                   0%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                               1.30%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                  $    0.02

 * The Nations Virginia Municipal Bond Fund Investor A Shares commenced operations on November 8, 1993.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

   Objectives


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund and Nations Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income taxes ("Municipal Securities").


The Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.


During normal market conditions, at least 80% of the total assets of Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. The average dollar weighted effective maturity of the Nations Municipal Income Fund will be at least five years, except during temporary defensive periods. During normal market conditions, the average dollar weighted effective maturity of Nations Short-Term Municipal Income Fund will be three years or less. The average dollar weighted effective maturity of Nations Intermediate Municipal Bond Fund will be between three and ten years, except during temporary defensive periods.


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.


The Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes and the Florida state intangibles tax, consistent with the relative stability of principal. The Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. The Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. The Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal. The Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. The Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. The Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes, consistent with the relative stability of principal. The Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.


Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: Under normal market conditions, the Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following rating agencies:
Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.



Up to 35% of the assets of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality.

Secur-
ities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations, repurchase agreements, and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."



STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities. Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income taxes and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida, Georgia and North Carolina do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income taxes, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends and Distributions are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.



Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income taxes.



During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."


GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, the Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and

Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income taxes and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time a Fund may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Trust A, Trust B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.


TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.



Subject to the general supervision of the Trustees of Nations Fund Trust, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and 0.60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.



For the services provided and the expenses assumed pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.07% of the average daily net assets of each Fund.



From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Municipal Income
Fund -- 0.10%; Nations Intermediate Municipal Bond Fund -- 0%; Nations Municipal Income Fund -- 0.32%; Nations Florida Intermediate Municipal Bond Fund -- 0.30%; Nations Florida Municipal Bond Fund -- 0%; Nations Georgia Intermediate Municipal Bond Fund -- 0.30%; Nations Georgia Municipal Bond Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.30%; Nations Maryland Municipal Bond Fund -- 0%; Nations North Carolina Intermediate Municipal Bond
Fund -- 0.24%; Nations North Carolina Municipal Bond Fund -- 0%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.30%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond
Fund -- 0.15%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.28%; Nations Texas Municipal Bond
Fund -- 0%; Nations Virginia Intermediate Municipal Bond Fund -- 0.38%; and Nations Virginia Municipal Bond Fund -- 0%.


Michele M. Poirier is responsible for the management of Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier is a Vice President and Fixed Income Portfolio Manager and is responsible for over $1 billion in tax-exempt assets. She joined NationsBank in 1990 and is the principal portfolio manager for 9 municipal bond mutual funds and 6 municipal bond common trust funds. Ms. Poirier has over 20 years of investment experience from positions previously held in management, sales and trading at Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company, respectively. She earned a B.B.A. in marketing from Georgia State University.

Mathew M. Kiselak, a Vice President and Fixed Income Portfolio Manager responsible for over $600 million in assets is responsible for the management of Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal

Bond Fund. Mr. Kiselak joined NationsBank in 1992 and has over seven years of investment experience. Prior to joining NationsBank, Mr. Kiselak was a tax-exempt portfolio manager and bank credit analyst for Reich & Tang Inc. He received his B.A. in economics from Pace University.

John C. Kohl, a Senior Vice President and Fixed Income Portfolio Manager, has been the principal portfolio manager of Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund since August 1994. Mr. Kohl, who has over 15 years of investment experience, joined NationsBank in 1994 and currently is responsible for managing over $1 billion in tax-exempt assets. Prior to joining NationsBank, Mr. Kohl was chief investment officer for a life insurance company, fixed-income group manager for the personal trust group of a large midwestern bank, and an asset-liability management consultant. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University in Montreal and has continued his studies at The American University and the J.L. Kellogg Graduate School of Management.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the indicated rate of the Funds' average daily net assets: Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- 0.09%. Nations Short-Term Municipal Income Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund and Nations Texas Municipal Bond Fund -- 0.06%; Nations Florida Municipal Bond
Fund -- 0.07%; and Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations South Carolina Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.05%.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds.

Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing and Distribution Plans."
NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the assets of each Fund. The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of a Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; interest; trustees' fees and federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion. Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor A Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations

Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, the following persons owned of record 25% or more of Investor A Shares of the Funds and therefore could be considered controlling persons of such class for purposes of the 1940 Act: Nations Short-Term Municipal Income Fund, Carl W. Cheek and Ralph Jerry Parker; Nations Municipal Bond Fund, Marion B. Shaller Trust; Nations North Carolina Municipal Bond Fund, Harlan D. Green & Raydell S. Greene; Nations South Carolina Intermediate Municipal Bond Fund, James T. Pearce; Nations South Carolina Municipal Bond Fund, Jerome C. Cuppia Jr. Trust; Nations Tennessee Municipal Bond Fund, Allene Ellis & Joyce Rose, Nations Texas Municipal Bond Fund, Hal B. Jennings & Flora Gene Jennings Trust and Nations Virginia Municipal Bond Fund, William P. Moore & Vera W. Moore. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares may be purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").



With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund whereby they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.



   Shareholder Servicing And Distribution Plans



The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers in connection with Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. Aggregate payments under the Funds' Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.


The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. Nations Short-Term Municipal Income Fund, however, may not pay for shareholder services under the Investor A Plan. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.

In addition, the Trustees have approved a Shareholder Servicing Plan (the "Servicing Plan") with respect to the Investor A Shares of the Nations Short-Term Municipal Income Fund. Pursuant to its Servicing Plan, the Nations Short-Term Municipal Income Fund may pay Servicing Agents that have entered into a Servicing Agreement with Nations Fund for certain shareholder support services that are provided by the Servicing Agents. Payments under the Fund's Servicing Plan may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The shareholder services provided by Servicing Agents include, but are not limited to, those listed above with respect to the Investor A Plan. Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.


Nations Fund understands that Agents may charge fees to their Customers who are the owners of the Funds' Investor Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iii) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (iv) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her account within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Agent or by Nations Fund at any time.


   How To Exchange Shares


Except as described below, the exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor A Shares that meets the requirements discussed in this section. If Investor A Shares of the Funds are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Funds. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption.



INVESTOR A SHARES OF NATIONS SHORT-TERM MUNICIPAL INCOME FUND ACQUIRED IN EXCHANGE FOR INVESTOR N SHARES: Notwithstanding the foregoing, Investor A Shares of the Nations Short-Term Municipal Income Fund acquired directly or indirectly in exchange for Investor N Shares of another non-money market fund may be re-exchanged only for Investor N Shares of another non-money market fund, Investor C Shares of a money market fund of Nations Fund or Investor A Shares of Nations Short-Term Income Fund.


If a shareholder acquires Investor A Shares of the Nations Short-Term Municipal Income Fund in exchange for Investor N Shares of another non-money market fund, the acquired shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange of Investor N Shares will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption.

Additionally, the holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of the Nations Short-Term Municipal Income Fund or Nations Short-Term Income Fund or Investor C Shares of a money market fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor N Shares of any fund that charges a CDSC.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF"), a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.


As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends-received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below and in the SAI.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

If any of the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida, Georgia and North Carolina impose a tax upon tangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares of the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of the Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.



If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.


INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accor-dance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.
The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.



Municipal Securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish proce-
dures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa," and S&P rates such bonds "AA."

The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the State include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period the State's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the State is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA."

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in the SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial.

     Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                   INVESTOR A SHARES
                                  SEPTEMBER 30, 1995
                                  AS SUPPLEMENTED ON
                                    JANUARY 19, 1996



This Prospectus describes the NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS DISCIPLINED EQUITY FUND,
NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING
MARKETS FUND AND NATIONS PACIFIC GROWTH FUND (the
"Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor A
Shares. The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    GROWTH AND INCOME FUNDS:

                                                    Nations Value Fund

                                                    Nations Equity Income Fund

                                                    Nations Balanced Assets Fund

                                                    GROWTH FUNDS:

                                                    Nations Capital Growth Fund

                                                    Nations Emerging Growth Fund

                                                    Nations Disciplined Equity
                                                    Fund

                                                    INTERNATIONAL FUNDS:

                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging Markets
                                                    Fund

                                                    Nations Pacific
                                                    Growth Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    NATIONS
                                                       FUND

                                                                 About The Funds

                            Table  Of  Contents


                            Expenses Summary                                   3


                            Financial Highlights                               4



                            Objectives                                         9



                            How Objectives Are Pursued                        10



                            How Performance is Shown                          17



                            How the Funds Are Managed                         18



                            Organization and History                          22



                                                           About Your Investment


                            How to Buy Shares                                 23



                            Shareholder Servicing and Distribution Plans      24



                            How to Redeem Shares                              25



                            How to Exchange Shares                            27



                            How the Funds Value Their Shares                  27



                            How Dividends and Distributions are Made; Tax Information 28



                            Appendix A -- Portfolio Securities                29



                            Appendix B -- Description of Ratings              35



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES

                                                                                   Nations            Nations
                                                             Nations Value         Equity            Balanced
                                                                 Fund            Income Fund        Assets Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)                                                None               None               None
Maximum Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)1                                                        None               None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                      .75%               .70%               .75%
Rule 12b-1 Fees (including shareholder servicing fees)               .25%               .25%               .25%
Other Expenses                                                       .17%               .25%               .20%
Total Operating Expenses                                            1.17%              1.20%              1.20%

                                                                Nations            Nations
                                                                Capital           Emerging
                                                              Growth Fund        Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)                                                None               None
Maximum Deferred Sales Charge (as a percentage of the
  lower of the original purchase price or redemption
  proceeds)1                                                        None               None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                      .75%               .75%
Rule 12b-1 Fees (including shareholder servicing fees)               .25%               .25%
Other Expenses                                                       .17%               .20%
Total Operating Expenses                                            1.17%              1.20%


                                                                               Nations            Nations            Nations
                                                                             Disciplined       International        Emerging
                                                                             Equity Fund        Equity Fund       Markets Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                           None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                 None               None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                                     .75%               .90%              1.10%
Rule 12b-1 Fees (including shareholder servicing fees)                              .25%               .25%               .25%
Other Expenses                                                                      .25%               .20%               .80%
Total Operating Expenses                                                           1.25%              1.35%              2.15%

                                                                               Nations
                                                                               Pacific
                                                                             Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                           None
Maximum Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                                 None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                                     .90%
Rule 12b-1 Fees (including shareholder servicing fees)                              .25%
Other Expenses                                                                      .80%
Total Operating Expenses                                                           1.95%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How to Redeem Shares -- Contingent Deferred Sales Charge."

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund

1 Year                                                          $      12            $      12            $      12
3 Years                                                         $      37            $      38            $      38
5 Years                                                         $      64            $      66            $      66
10 Years                                                        $     142            $     145            $     145

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      12            $      12
3 Years                                                         $      37            $      38
5 Years                                                         $      64            $      66
10 Years                                                        $     142            $     145


                                                                 Nations              Nations              Nations
                                                               Disciplined         International       Emerging Market
                                                               Equity Fund          Equity Fund             Fund

1 Year                                                          $      13            $      14            $      22
3 Years                                                         $      40            $      43            $      67
5 Years                                                         $      69            $      74                  N/A
10 Years                                                        $     151            $     162                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      20
3 Years                                                         $      61
5 Years                                                               N/A
10 Years                                                              N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. Except for the Nations Emerging Markets Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, the figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND
                                               SIX MONTHS
                                                 ENDED              YEAR              YEAR              YEAR              YEAR
                                                05/31/95           ENDED             ENDED             ENDED             ENDED
INVESTOR A SHARES                             (UNAUDITED)         11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of period          $   12.98         $   13.72         $   12.45        $   11.16         $    9.71
Net investment income                              0.13              0.20              0.22             0.26              0.34
Net realized and unrealized gain/(loss) on
  investments                                      2.11             (0.20)             1.35             1.59              1.47
Net increase/(decrease) in net assets
  resulting from investment operations             2.24              0.00              1.57             1.85              1.81
Distributions:
Dividends from net investment income              (0.12)            (0.20)            (0.21)           (0.27)            (0.36)
Distributions from net realized capital
  gains                                           (0.67)            (0.54)            (0.09)           (0.29)               --
Total distributions                               (0.79)            (0.74)            (0.30)           (0.56)            (0.36)
Net asset value, end of period                $   14.43         $   12.98         $   13.72        $   12.45         $   11.16
Total return++                                    18.50%            (0.17)%           12.80%           16.96%+++         18.79%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $  40,061         $  35,445         $  32,607        $  24,536         $  13,514
Ratio of operating expenses to average net
  assets                                           1.16%+            1.18%             1.21%            1.06%             0.53%
Ratio of net investment income to average
  net assets                                       1.92%+            1.60%             1.73%            2.15%             3.33%
Portfolio turnover rate                              36%               75%               64%              60%               51%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                   1.16%+            1.18%             1.22%            1.15%             0.99%
Net investment income per share before fee
  waivers and/or expense reimbursements       $    0.13         $    0.20         $    0.22        $    0.25         $    0.30


                                                 PERIOD
                                                  ENDED
INVESTOR A SHARES                               11/30/90*
Operating performance:
Net asset value, beginning of period         $   10.04
Net investment income                             0.35
Net realized and unrealized gain/(loss) on
  investments                                    (0.36)
Net increase/(decrease) in net assets
  resulting from investment operations           (0.01)
Distributions:
Dividends from net investment income             (0.32)
Distributions from net realized capital
  gains                                             --
Total distributions                              (0.32)
Net asset value, end of period               $    9.71
Total return++                                   (0.16)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $   7,020
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      4.19%+
Portfolio turnover rate                             24%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                  1.11% +
Net investment income per share before fee
  waivers and/or expense reimbursements      $    0.26

  * The Nations Value Fund Investor A Shares commenced operations on December 6, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.

+++ Unaudited.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND

                                                                 YEAR             YEAR             YEAR              YEAR
                                                                ENDED             ENDED            ENDED            ENDED
INVESTOR A SHARES                                              05/31/95         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period                         $   11.41          $   12.02        $   11.40       $   10.19
Net investment income                                             0.40               0.37             0.34            0.29
Net realized and unrealized gain on investments                   1.10               0.21             1.05            1.27
Net increase in net assets resulting from investment
  operations                                                      1.50               0.58             1.39            1.56
Distributions:
Dividends from net investment income                             (0.40)             (0.38)           (0.32)          (0.28)
Distributions from net realized capital gains                    (0.73)             (0.81)           (0.45)          (0.07)
Total distributions                                              (1.13)             (1.19)           (0.77)          (0.35)
Net asset value, end of period                               $   11.78          $   11.41        $   12.02       $   11.40
Total return++                                                   14.53%              4.74%           12.78%          15.59%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  35,538          $  33,691        $  32,760       $   3,418
Ratio of operating expenses to average net assets                 1.17%              1.19%            1.17%           1.35%
Ratio of net investment income to average net assets              3.50%              3.16%            3.12%           2.90%
Portfolio turnover rate                                            158%               116%              55%             84%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                      1.18%+             1.20%            1.29%           2.46%
Net investment income per share without waivers and
  reimbursements                                             $    0.40          $    0.37        $    0.33       $    0.18

                                                                PERIOD
                                                                ENDED
INVESTOR A SHARES                                             05/31/91*
Operating performance:
Net asset value, beginning of period                         $   10.04
Net investment income                                             0.05
Net realized and unrealized gain on investments                   0.10
Net increase in net assets resulting from investment
  operations                                                      0.15
Distributions:
Dividends from net investment income                                --
Distributions from net realized capital gains                       --
Total distributions                                               0.00
Net asset value, end of period                               $   10.19
Total return++                                                    1.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $     497
Ratio of operating expenses to average net assets                 1.37%+
Ratio of net investment income to average net assets              3.40%+
Portfolio turnover rate                                              9%
Ratio of operating expenses to average net assets without
  waivers and reimbursements                                     15.09%+
Net investment income per share without waivers and
  reimbursements                                             $   (1.30)

  * The Nations Equity Income Fund Investor A Shares commenced operations on April 16, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS BALANCED ASSETS FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   10.42          $   10.86            $   10.24
Net investment income                                                            0.15               0.22                 0.29
Net realized and unrealized gain/(loss) on investments                           1.14              (0.44)                0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.29              (0.22)                0.91
Distributions:
Dividends from net investment income                                            (0.13)             (0.22)               (0.29)
Distributions from net realized gains                                           (0.02)                --                   --
Total distributions                                                             (0.15)             (0.22)               (0.29)
Net asset value, end of period                                              $   11.56          $   10.42            $   10.86
Total return++                                                                  12.47%             (2.02)%               8.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $   5,006          $   4,881            $   5,191
Ratio of operating expenses to average net assets                                1.24%+             1.23%                1.15%
Ratio of net investment income to average net assets                             2.86%+             2.06%                2.57%
Portfolio turnover rate                                                           101%               156%                  50%
Ratio of operating expenses to average net assets before fee waivers             1.24%+             1.24%                1.22%
Net investment income per share before fee waivers                          $    0.15          $    0.22            $    0.28


                                                                               PERIOD
                                                                                ENDED
INVESTOR A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                        $   10.00
Net investment income                                                            0.01
Net realized and unrealized gain/(loss) on investments                           0.23##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     0.24
Distributions:
Dividends from net investment income                                               --
Distributions from net realized gains                                              --
Total distributions                                                                --
Net asset value, end of period                                              $   10.24
Total return++                                                                   2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     547
Ratio of operating expenses to average net assets                                0.55%+
Ratio of net investment income to average net assets                             3.60%+
Portfolio turnover rate                                                            79%
Ratio of operating expenses to average net assets before fee waivers             1.30%+
Net investment income per share before fee waivers                          $    0.01

  * The Nations Balanced Assets Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
## The amounts shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS CAPITAL GROWTH FUND

                                                               SIX MONTHS
                                                                  ENDED                 YEAR                 YEAR
                                                                05/31/95               ENDED                 ENDED
INVESTOR A SHARES                                              (UNAUDITED)            11/30/94             11/30/93
Operating performance:
Net asset value, beginning of period                            $   11.21           $   11.06              $   10.67
Net investment income/(loss)                                         0.04                0.07                   0.07
Net realized and unrealized gain on investments                      1.38                0.14                   0.41
Net increase in net assets resulting from investment
  operations                                                         1.42                0.21                   0.48
Distributions:
Dividends from net investment income                                (0.04)              (0.06)                 (0.08)
Distributions from net realized gains                               (0.26)              (0.00)(a)              (0.01)
Total distributions                                                 (0.30)              (0.06)                 (0.09)
Net asset value, end of period                                  $   12.33           $   11.21              $   11.06
Total return++                                                      13.07%               1.93%                  4.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  13,369           $  11,038              $  11,182
Ratio of operating expenses to average net assets                    1.16%+              1.15%                  1.05%
Ratio of net investment income/(loss) to average net
  assets                                                             0.78%+              0.60%                  0.59%
Portfolio turnover rate                                                43%                 56%                    81%
Ratio of operating expenses to average net assets before
  fee waivers                                                        1.22%+              1.16%                  1.14%
Net investment income/(loss) per share before fee waivers       $    0.04           $    0.07              $    0.06


                                                                  PERIOD
                                                                  ENDED
INVESTOR A SHARES                                               11/30/92*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income/(loss)                                       0.01
Net realized and unrealized gain on investments                    0.66##
Net increase in net assets resulting from investment
  operations                                                       0.67
Distributions:
Dividends from net investment income                                 --
Distributions from net realized gains                                --
Total distributions                                                  --
Net asset value, end of period                                $   10.67
Total return++                                                     6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $   1,225
Ratio of operating expenses to average net assets                  0.55%+
Ratio of net investment income/(loss) to average net
  assets                                                           1.08%+
Portfolio turnover rate                                               7%
Ratio of operating expenses to average net assets before
  fee waivers                                                      1.30%+
Net investment income/(loss) per share before fee waivers     $  0.00(a)


  * The Nations Capital Growth Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EMERGING GROWTH FUND

                                                                                      SIX MONTHS
                                                                                         ENDED                  YEAR
                                                                                       05/31/95                 ENDED
INVESTOR A SHARES                                                                     (UNAUDITED)             11/30/94#
Operating performance:
Net asset value, beginning of period                                                   $   11.35              $   10.85
Net investment income/(loss)                                                                0.00(a)               (0.06)
Net realized and unrealized gain on investments                                             0.96                   0.70
Net increase in net assets resulting from investment operations                             0.96                   0.64
Distributions:
Distributions from net realized gains                                                      (0.40)                 (0.14)
Total distributions                                                                        (0.40)                 (0.14)
Net asset value, end of period                                                         $   11.91              $   11.35
Total return++                                                                              8.98%                  5.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $   4,212              $   3,234
Ratio of operating expenses to average net assets                                           1.22%+                 1.26%
Ratio of net investment income/(loss) to average net assets                                (0.15)%+               (0.54)%
Portfolio turnover rate                                                                       69%                   129%
Ratio of operating expenses to average net assets before fee waivers                        1.23%+                 1.26%
Net investment income/(loss) per share before fee waivers                                   0.00(a)           $   (0.06)


                                                                                        PERIOD
                                                                                         ENDED
INVESTOR A SHARES                                                                      11/30/93*
Operating performance:
Net asset value, beginning of period                                                  $    9.87
Net investment income/(loss)                                                              (0.03)
Net realized and unrealized gain on investments                                            1.02
Net increase in net assets resulting from investment operations                            0.99
Distributions:
Distributions from net realized gains                                                     (0.01)
Total distributions                                                                       (0.01)
Net asset value, end of period                                                        $   10.85
Total return++                                                                             9.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $   2,095
Ratio of operating expenses to average net assets                                          1.05%+
Ratio of net investment income/(loss) to average net assets                               (0.40)%+
Portfolio turnover rate                                                                     159%
Ratio of operating expenses to average net assets before fee waivers                       1.26%+
Net investment income/(loss) per share before fee waivers                             $   (0.04)


 * The Nations Emerging Growth Fund Investor A Shares commenced operations on December 10, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
 (a) Value represents less than $0.01 per share.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DISCIPLINED EQUITY FUND

                                                                                     SIX MONTHS
                                                                                        ENDED               PERIOD
                                                                                      05/31/95               ENDED
INVESTOR A SHARES                                                                   (UNAUDITED)#           11/30/94*
Operating performance:
Net asset value, beginning of period                                                  $   13.06            $   13.30
Net investment income/(loss)                                                               0.08                 0.00(a)
Net realized and unrealized gain/(loss) on investments                                     1.35                (0.23)##
Net increase/(decrease) in net assets resulting from investment operations                 1.43                (0.23)
Distributions:
Dividends from net investment income                                                      (0.01)               (0.01)
Distributions from net realized gains                                                        --                   --
Return of capital                                                                            --                (0.00)(a)
Total distributions:                                                                      (0.01)               (0.01)
Net asset value, end of period                                                        $   14.48            $   13.06
Total return++                                                                            10.95%               (1.71)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     502            $     252
Ratio of operating expenses to average net assets                                          1.04%+               1.23%+
Ratio of net investment income/(loss) to average net assets                                1.27%+               0.02%+
Portfolio turnover rate                                                                      98%                 177%
Ratio of operating expenses to average net assets before fee waivers                       1.75%+               1.66%+
Net investment income/(loss) per share before fee waivers                             $    0.04            $   (0.07)


                                                                                       PERIOD
                                                                                        ENDED
INVESTOR A SHARES                                                                     04/29/94*
Operating performance:
Net asset value, beginning of period                                                  $   14.94
Net investment income/(loss)                                                              (0.04)
Net realized and unrealized gain/(loss) on investments                                     1.35
Net increase/(decrease) in net assets resulting from investment operations                 1.31
Distributions:
Dividends from net investment income                                                         --
Distributions from net realized gains                                                     (2.95)
Return of capital                                                                            --
Total distributions:                                                                      (2.95)
Net asset value, end of period                                                        $   13.30
Total return++                                                                             8.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     165
Ratio of operating expenses to average net assets                                          1.30%+
Ratio of net investment income/(loss) to average net assets                               (0.62)%+
Portfolio turnover rate                                                                     475%
Ratio of operating expenses to average net assets before fee waivers                       1.74%+
Net investment income/(loss) per share before fee waivers                             $   (0.07)


  * The period for the Nations Disciplined Equity Investor A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class B Shares, which were reorganized into Investor A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class B Shares commenced operations on July 26, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND

                                                                                                  YEAR               YEAR
                                                                                                  ENDED              ENDED
INVESTOR A SHARES                                                                               05/31/95#          05/31/94#
Operating performance:
Net asset value, beginning of period                                                            $   12.00          $   10.56
Net investment income/(loss)                                                                         0.11               0.06
Net realized and unrealized gain/(loss) on investments                                              (0.20)              1.44
Net increase/(decrease) in net assets resulting from investment operations                          (0.09)              1.50
Distributions:
Dividends from net investment income                                                                (0.02)             (0.04)
Distributions from net realized capital gains                                                       (0.12)             (0.02)
Distributions in excess of net realized capital gains                                               (0.10)                --
Total distributions                                                                                 (0.24)             (0.06)
Net asset value, end of period                                                                  $   11.67          $   12.00
Total return++                                                                                      (0.69)%            14.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $   4,877          $   3,219
Ratio of operating expenses to average net assets                                                    1.28%              1.42%
Ratio of net investment income/(loss) to average net assets                                          0.92%              0.50%
Portfolio turnover rate                                                                                92%                39%
Ratio of operating expenses to average net assets without waivers and reimbursements                 1.29%              1.43%
Net investment income/(loss) per share without waivers and reimbursements                       $    0.11          $    0.05

                                                                                                 PERIOD
                                                                                                  ENDED
INVESTOR A SHARES                                                                              05/31/93*#
Operating performance:
Net asset value, beginning of period                                                            $   10.38
Net investment income/(loss)                                                                         0.07
Net realized and unrealized gain/(loss) on investments                                               0.21
Net increase/(decrease) in net assets resulting from investment operations                           0.28
Distributions:
Dividends from net investment income                                                                (0.08)
Distributions from net realized capital gains                                                       (0.02)
Distributions in excess of net realized capital gains                                                  --
Total distributions                                                                                 (0.10)
Net asset value, end of period                                                                  $   10.56
Total return++                                                                                       2.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     839
Ratio of operating expenses to average net assets                                                    1.55%+
Ratio of net investment income/(loss) to average net assets                                          0.78%+
Portfolio turnover rate                                                                                41%
Ratio of operating expenses to average net assets without waivers and reimbursements                 1.62%+
Net investment income/(loss) per share without waivers and reimbursements                       $    0.07


 * The Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.



FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS EMERGING MARKETS FUND



                                                                                                                         PERIOD
                                                                                                                          ENDED
INVESTOR A SHARES                                                                                                      09/30/95*#
Net asset value, beginning of period                                                                                    $   10.00
Net investment income/(loss)##                                                                                              (0.01)
Net realized and unrealized gain/(loss) on investments                                                                      (0.12)
Net increase/(decrease) in net assets resulting from investment operations                                                  (0.13)
Distributions:
Dividends from net investment income                                                                                          N/A
Total Distributions                                                                                                           N/A
Net asset value, end of period                                                                                          $    9.87
Total return++                                                                                                              (1.30)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                    $ 57
Ratio of operating expenses to average net assets                                                                            2.15%+
Ratio of net investment income/(loss) to average net assets                                                                 (0.28)%
Portfolio turnover rate                                                                                                   10%



  * The Fund's Investor A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS PACIFIC GROWTH FUND



                                                                                                                         PERIOD
                                                                                                                          ENDED
INVESTOR A SHARES                                                                                                      09/30/95*#
Net asset value, beginning of period                                                                                    $   10.00
Net investment income/(loss)##                                                                                              (0.00)**
Net realized and unrealized gain/(loss) on investments                                                                      (0.30)
Net increase/(decrease) in net assets resulting from investment operations                                                  (0.30)
Distributions:
Dividends from net investment income                                                                                          N/A
Total Distributions                                                                                                           N/A
Net asset value, end of period                                                                                          $    9.70
Total return++                                                                                                              (3.00)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                    $161
Ratio of operating expenses to average net assets                                                                            1.95%+
Ratio of net investment income/(loss) to average net assets                                                                 (0.10)%+
Portfolio turnover rate                                                                                                          3%



  * The Fund's Investor A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.


NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.


NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above-average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.


NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.


NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.


INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above-average earnings growth and return on equity offer the best growth prospects among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc.
(collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above-average earnings growth potential.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above-average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50 percent) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50 percent of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's, S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of those ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's instruments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and the Far East include Australia, Hong Kong, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in issuers that conduct their principal business activities in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets Fund) may invest in real estate investment trust securities.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND AND NATIONS PACIFIC GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, certain Funds present unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and the Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long-term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.


The financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates;

(3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.

See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund. For other Funds' portfolio turnover rate, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objec-tive or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



Set forth below is certain performance data for the Pacific Ex-Japan Composite and the Emerging Markets Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite and the Emerging Markets Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NBAI, NATIONS GARTMORE OR THE FUNDS.

                                           Average Annual Total
                                          Return for the Periods
PACIFIC EX-JAPAN                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            4.90%
Three Year                                         24.50%
Five Year                                          15.70%
Since Inception on January 1, 1988                 22.20%

Annual Total Returns*

   1988        1989        1990        1991        1992        1993        1994
  10.70%      56.10%     (1.50)%      20.30%      21.10%     106.90%     (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                           Average Annual Total
                                          Return for the Periods
EMERGING MARKETS                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            (24.40)%
Since Inception on January 1, 1993                    9.60%

Annual Total Returns*

   1993        1994
  73.90%     (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                           Average Annual Total
                                          Return for the Periods
NATIONS INTERNATIONAL EQUITY                Indicated through
  FUND -- INVESTOR A SHARES                   March 31, 1995

One Year                                           (1.46%)
Since Inception on June 3, 1992                     4.39%

Annual Total Returns

   1993        1994
  26.90%      2.21%


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Trust A, Trust B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.



Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; and 0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; and 1.10% of Nations Emerging Markets Fund's average daily net assets.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; 0.20% of the Nations Equity Income Fund's average daily net assets; 0.70% of the Nations International Equity Fund's and the Nations Pacific Growth Fund's average daily net assets; and 0.85% of the Nations Emerging Markets Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets and 0.70% of Pacific Growth Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or TradeStreet and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets:
Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Value Fund -- 0.74%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.40% the Nations International Equity Fund's average daily net assets and 0.68% of the Nations Equity Income Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.



Philip Ehrmann is the principal portfolio manager of the Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.


Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and an M.B.A. from the University of North Carolina in
Char-
lotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.


Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style Group for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.



Jeff C. Moser, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Disciplined Equity Fund since 1995. He joined NationsBank in 1983 and has been employed there as an equity analyst, account portfolio manager and fund manager. Mr. Moser received a B.S. degree in Mathematics from Wake Forest University where he graduated Phi Beta Kappa. He also holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.


Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.


Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.


Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations International Equity Fund and the Nations Equity Income Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

NationsBank of Texas, N.A. ("NationsBank of Texas" and collectively with Morgan Guaranty, the "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.


TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor A Shares of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.


As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations International Equity Fund and Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI, (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI, to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").



With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.



The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution Plans


The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAIs for more details on the Investor A Plan.


Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Fund Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.



Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.



The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size,
(iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor A Shares that meets the requirements discussed in this section. If Investor A Shares of a Fund are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Fund.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor A Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.



TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)


Corporate investors in the Funds (except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund) may be entitled to the dividends-received deduction on all or a portion of such Funds' dividends. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each of Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each of those Funds will consist of securities of foreign issuers, and therefore each of those Funds may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.
Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objections Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


The Nations International Equity Fund, the Nations Emerging Markets Fund and/or the Nations Pacific Growth Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.


If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.


INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.


SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial.

     Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                   INVESTOR A SHARES
                                  SEPTEMBER 30, 1995
                                  AS SUPPLEMENTED ON
                                    JANUARY 19, 1996



This Prospectus describes the NATIONS SHORT-TERM
INCOME FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT
FUND, NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS GLOBAL GOVERNMENT INCOME
FUND (the "Funds") of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of the Funds -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the Nations
Global Government Income Fund. As used herein the
"Adviser" shall mean NBAI, TradeStreet and/or
Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Short-Term Income
                                                    Fund

                                                    Nations Short-Intermediate
                                                    Government Fund

                                                    Nations Government
                                                    Securities Fund

                                                    Nations Strategic Fixed
                                                    Income Fund

                                                    Nations Diversified Income
                                                    Fund

                                                    Nations Global Government
                                                    Income Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854

                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund Logo)

                            Table  Of  Contents

About The Funds
                            Expenses Summary                                   3


                            Financial Highlights                               4



                            Objectives                                         8



                            How Objectives Are Pursued                         8



                            How Performance is Shown                          13



                            How the Funds are Managed                         14



                            Organization and History                          17


About Your Investment


                            How to Buy Shares                                 19



                            Shareholder Servicing and Distribution Plans      20



                            How to Redeem Shares                              21



                            How to Exchange Shares                            22



                            How the Funds Value Their Shares                  23



                            How Dividends and Distributions are Made; Tax
                            Information                                       23



                            Appendix A -- Portfolio Securities                24



                            Appendix B -- Description of Ratings              32




                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor A Shares of the indicated Fund over specified periods.


INVESTOR A SHARES


                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
SHAREHOLDER TRANSACTION EXPENSES                Income Fund        Government Fund      Securities Fund     Fixed Income Fund
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 None                 None                 None                 None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1             None                 None                 None                 None

                                                                   Nations Global
                                            Nations Diversified   Government Income
SHAREHOLDER TRANSACTION EXPENSES                Income Fund             Fund
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                 None                 None
Maximum Deferred Sales Charge (as a
  percentage of the lower of the original
  purchase price or redemption proceeds)1             None                 None


ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Management Fees2                                       .30%                 .40%                 .50%                 .50%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                     .20%3                .20%                 .25%                 .20%
Other Expenses                                         .22%                 .18%                 .39%                 .16%
Total Operating Expenses2                              .72%                 .78%                1.05%                 .86%

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                 Income Fund             Fund

Management Fees2                                       .50%                 .70%
Rule 12b-1 Fees (including shareholder
  servicing fees)2                                     .25%                 .25%
Other Expenses                                         .32%                 .60%
Total Operating Expenses2                             1.07%                1.55%


1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How to Redeem Shares -- Contingent Deferred Sales Charge."

2 After any waivers and reimbursements.
3 Shareholder servicing fees for Nations Short-Term Income Fund are paid pursuant to a separate Shareholder Servicing Plan. See "Shareholder Servicing and Distribution Plans."


EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund
1 Year                                           $       7            $       8            $      11            $       9
3 Years                                          $      23            $      25            $      33            $      27
5 Years                                          $      40            $      43            $      58            $      48
10 Years                                         $      89            $      97            $     128            $     106

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      11            $      11
3 Years                                          $      34            $      49
5 Years                                          $      59                  N/A
10 Years                                         $     131                  N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. Except for the Nations Global Government Income Fund which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."


Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees" and "Total Operating Expenses" for Investor A Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .50% and 1.32%, respectively; Nations Short-Intermediate Government Fund -- .60%, .25% and 1.03%, respectively; Nations Government Securities Fund -- .64%, .25% and 1.19%, respectively; Nations Strategic Fixed Income Fund -- .60%, .25% and 1.01%, respectively; Nations Diversified Income Fund -- .60%, .25% and 1.17%, respectively; and Nations Global Government Income Fund -- .70%, .25% and 1.55%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                        (UNAUDITED)#         11/30/94#          11/30/93
Operating performance:
Net asset value, beginning of period                                            9.48          $   10.01          $    9.75
Net investment income                                                           0.30               0.48               0.51
Net realized and unrealized gain/(loss) on investments                          0.28              (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.58              (0.03)              0.77
Distributions:
Dividends from net investment income                                           (0.30)             (0.46)             (0.51)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from capital                                                        --              (0.02)                --
Total distributions                                                            (0.30)             (0.50)             (0.51)
Net asset value, end of period                                             $    9.76          $    9.48          $   10.01
Total return++                                                                  6.17%             (0.33)%             8.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   2,510          $   2,490          $  11,205
Ratio of operating expenses to average net assets                               0.71%+             0.71%              0.57%
Ratio of net investment income to average net assets                            6.15%+             5.02%              5.07%
Portfolio turnover rate                                                          145%               293%               121%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.06%+             1.03%              0.99%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.28          $    0.45          $    0.48

                                                                             PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.00
Net investment income                                                         0.08
Net realized and unrealized gain/(loss) on investments                       (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.18)
Distributions:
Dividends from net investment income                                         (0.07)
Distributions in excess of net investment income                                --
Distributions from capital                                                      --
Total distributions                                                          (0.07)
Net asset value, end of period                                           $    9.75
Total return++                                                               (1.81)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     254
Ratio of operating expenses to average net assets                             0.45%+
Ratio of net investment income to average net assets                          5.39%+
Portfolio turnover rate                                                         45%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.05%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.07

  * The Nations Short-Term Income Fund Investor A Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                 SIX MONTHS ENDED          YEAR                YEAR                YEAR
                                                     05/31/95             ENDED               ENDED               ENDED
INVESTOR A SHARES                                  (UNAUDITED)           11/30/94            11/30/93            11/30/92
Operating performance:
Net asset value, beginning of period               $     3.93          $     4.28          $     4.16         $     4.17
Net investment income                                    0.12                0.22                0.22               0.27
Net realized and unrealized gain/(loss) on
  investments                                            0.16               (0.33)               0.14              (0.01)
Net increase/(decrease) in net assets
  resulting from investment operations                   0.28               (0.11)               0.36               0.26
Distributions:
Dividends from net investment income                    (0.12)              (0.22)              (0.22)             (0.27)
Distributions in excess of net investment
  income                                                   --               (0.00)#                --                 --
Distributions from net realized capital gains              --               (0.02)              (0.02)                --
Total distributions                                     (0.12)              (0.24)              (0.24)             (0.27)
Net asset value, end of period                     $     4.09          $     3.93          $     4.28         $     4.16
Total return++                                           7.14%              (2.41)%              8.85%              6.61%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)               $   64,634          $   77,128          $  173,449         $  188,624
Ratio of operating expenses to average net
  assets                                                 0.78%+              0.77%               0.70%              0.48%
Ratio of net investment income to average net
  assets                                                 5.87%+              5.58%               5.25%              6.34%
Portfolio turnover rate                                   130%                133%                 92%                25%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                         0.99%+              0.98%               0.94%              0.88%
Net investment income per share before fee
  waivers and/or expense reimbursements            $     0.11          $     0.21          $     0.21         $     0.25

                                                      PERIOD
                                                      ENDED
INVESTOR A SHARES                                   11/30/91*
Operating performance:
Net asset value, beginning of period              $    4.00##
Net investment income                                  0.10
Net realized and unrealized gain/(loss) on
  investments                                          0.17
Net increase/(decrease) in net assets
  resulting from investment operations                 0.27
Distributions:
Dividends from net investment income                  (0.10)
Distributions in excess of net investment
  income                                                 --
Distributions from net realized capital gains            --
Total distributions                                   (0.10)
Net asset value, end of period                    $    4.17
Total return++                                         6.81% +++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)              $  55,874
Ratio of operating expenses to average net
  assets                                               0.08%+
Ratio of net investment income to average net
  assets                                               7.21%+
Portfolio turnover rate                                  11%
Ratio of operating expenses to average net
  assets before fee waivers and/or expense
  reimbursements                                       0.82%+
Net investment income per share before fee
  waivers and/or expense reimbursements           $    0.00

  * The Nations Short-Intermediate Government Fund Investor A Shares commenced operations on August 5, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

 +++ Unaudited.

 # Value represents less than $0.01 per share.

## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                       YEAR                YEAR                YEAR                YEAR
                                                      ENDED               ENDED               ENDED                ENDED
INVESTOR A SHARES                                   05/31/95#            05/31/94           05/31/93#            05/31/92
Operating performance:
Net asset value, beginning of period               $    9.80            $   10.46         $   10.36            $   10.05
Net investment income                                   0.61                 0.62              0.66                 0.71
Net realized and unrealized gain/(loss) on
  investments                                           0.06                (0.61)             0.16                 0.38
Net increase/(decrease) in net assets
  resulting from investment operations                  0.67                 0.01              0.82                 1.09
Distributions:
Dividends from net investment income                   (0.57)               (0.56)            (0.68)               (0.75)
Dividends in excess of net investment income              --                (0.02)               --                   --
Distributions in excess of net realized
  capital gains                                           --                (0.05)            (0.04)               (0.03)
Distributions from capital                             (0.04)               (0.04)               --                   --
Total distributions                                    (0.61)               (0.67)            (0.72)               (0.78)
Net asset value, end of period                     $    9.86            $    9.80         $   10.46            $   10.36
Total return++                                          7.29%               (0.11)%            8.18%               11.18%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)                  $  10,928            $  14,044         $  15,354            $   3,326
Ratio of operating expenses to average net
  assets                                                1.01%                0.90%             1.00%                1.31%
Ratio of net investment income to average net
  assets                                                6.44%                5.91%             6.52%                6.90%
Portfolio turnover rate                                  413%                  56%              103%                 130%
Ratio of operating expenses to average net
  assets without waivers and reimbursements             1.19%                1.11%             1.15%                1.97%
Net investment income per share without
  waivers and reimbursements                       $    0.59            $    0.59         $    0.55            $    0.07

                                                      PERIOD
                                                       ENDED
INVESTOR A SHARES                                    05/31/91*
Operating performance:
Net asset value, beginning of period               $   10.01
Net investment income                                   0.09
Net realized and unrealized gain/(loss) on
  investments                                           0.02
Net increase/(decrease) in net assets
  resulting from investment operations                  0.11
Distributions:
Dividends from net investment income                   (0.07)
Dividends in excess of net investment income              --
Distributions in excess of net realized
  capital gains                                           --
Distributions from capital                                --
Total distributions                                    (0.07)
Net asset value, end of period                     $   10.05
Total return++                                          1.07%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)                  $     661
Ratio of operating expenses to average net
  assets                                                1.35%+
Ratio of net investment income to average net
  assets                                                7.22%+
Portfolio turnover rate                                    5%
Ratio of operating expenses to average net
  assets without waivers and reimbursements             1.94%+++
Net investment income per share without
  waivers and reimbursements                       $    0.08+++

  * The Nations Government Securities Fund Investor A Shares commenced operations on April 17, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
  # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not acccord with the results of operations.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS STRATEGIC FIXED INCOME FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR A SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                          $    9.32          $   10.55          $    9.94
Net investment income                                                              0.29               0.51               0.54
Net realized and unrealized gain/(loss) on investments                             0.70              (0.89)              0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                       0.99              (0.38)              1.16
Distributions:
Dividends from net investment income                                              (0.29)             (0.49)             (0.54)
Distributions in excess of net investment income                                     --              (0.02)                --
Distributions from net realized capital gains                                        --              (0.34)             (0.01)
Total distributions                                                               (0.29)             (0.85)             (0.55)
Net asset value, end of period                                                $   10.02          $    9.32          $   10.55
Total return++                                                                    10.74%             (3.76)%            11.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $   1,472          $     967          $   1,138
Ratio of operating expenses to average net assets                                  0.88%+             0.86%              0.76%
Ratio of net investment income to average net assets                               5.98%+             5.25%              5.25%
Portfolio turnover rate                                                             155%               307%               161%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                    0.99%+             0.94%              0.92%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                              $    0.28          $    0.50          $    0.53

                                                                                PERIOD
                                                                                ENDED
INVESTOR A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                        $    9.99
Net investment income                                                            0.01
Net realized and unrealized gain/(loss) on investments                          (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    (0.05)
Distributions:
Dividends from net investment income                                               --
Distributions in excess of net investment income                                   --
Distributions from net realized capital gains                                      --
Total distributions                                                                --
Net asset value, end of period                                              $    9.94
Total return++                                                                  (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     113
Ratio of operating expenses to average net assets                                0.40%+
Ratio of net investment income to average net assets                             6.00%+
Portfolio turnover rate                                                            12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                  1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                            $    0.01

  * The Nations Strategic Fixed Income Fund Investor A Shares commenced operations on November 19, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DIVERSIFIED INCOME FUND

                                                                          SIX MONTHS
                                                                            ENDED              YEAR             YEAR
                                                                           05/31/95           ENDED             ENDED
INVESTOR A SHARES                                                        (UNAUDITED)        11/30/94#         11/30/93#
Operating performance:
Net asset value, beginning of period                                    $    9.67         $   10.88           $    9.96
Net investment income                                                        0.36              0.72                0.76
Net realized and unrealized gain/(loss) on investments                       0.86             (1.06)               0.92
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 1.22             (0.34)               1.68
Distributions:
Dividends from net investment income                                        (0.36)            (0.72)              (0.76)
Distributions in excess of net investment income                               --             (0.00)##               --
Distributions from net realized capital gains                                  --             (0.15)                 --
Total distributions                                                         (0.36)            (0.87)              (0.76)
Net asset value, end of period                                          $   10.53         $    9.67           $   10.88
Total return++                                                              12.92%            (3.26)%             17.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $  12,633         $  10,819           $  13,291
Ratio of operating expenses to average net assets                            1.02%+            0.96%               0.70%
Ratio of net investment income to average net assets                         7.28%+            7.09%               6.87%
Portfolio turnover rate                                                        67%              144%                 86%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                              1.18%+            1.17%               1.10%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                        $    0.35         $    0.70           $    0.70

                                                                            PERIOD
                                                                             ENDED
INVESTOR A SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.02
Net investment income                                                         0.01
Net realized and unrealized gain/(loss) on investments                       (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.05)
Distributions:
Dividends from net investment income                                         (0.01)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.01)
Net asset value, end of period                                           $    9.96
Total return++                                                               (0.49)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $      18
Ratio of operating expenses to average net assets                             0.40%+
Ratio of net investment income to average net assets                          7.61%+
Portfolio turnover rate                                                         46%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.00%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.01

  * The Nations Diversified Income Fund Investor A Shares commenced operations on November 25, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND



                                                                                                                            PERIOD
                                                                                                                             ENDED
 INVESTOR A SHARES                                                                                                        09/30/95*
Operating Performance:
Net asset value, beginning of period                                                                                     $   10.00

Net investment income/(loss)##                                                                                                0.12

Net realized and unrealized gain/(loss) on investments                                                                        0.04

Net increase/(decrease) in net assets resulting from investment operations                                                    0.16

Distributions:
Dividends from net investment income                                                                                         (0.12)

Total Distributions                                                                                                          (0.12)

Net asset value, end of period                                                                                           $   10.04

Total return++                                                                                                                1.63%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                     $      23

Ratio of operating expenses to average net assets                                                                             1.55%+

Ratio of net investment income/(loss) to average net assets                                                                   5.36%+

Portfolio turnover rate                                                                                                        104%




  * The Fund's Investor A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

   Objectives


NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar-weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate- and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar-weighted maturity between two and seven years.


NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.

NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

   How Objectives Are Pursued


NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.")



The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the

Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's average dollar-weighted maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, the Nations Global Government Income Fund presents unique risks that investors should be aware of.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.


The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, its expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations Global Government Income Fund.

GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The National Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government

Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.
The Nations Global Government Income Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time a Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.


Set forth below is certain performance data for the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Global Government Bond Ex-U.K. Composite has investment objectives, policies and restrictions that are substantially similar to those of the Nations Global Government Income Fund. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Global Government Income Fund. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NBAI, NATIONS GARTMORE OR THE FUNDS.



                                             Average Annual Total
                                            Return for the Periods
         GLOBAL GOVERNMENT BOND               Indicated through
           EX-U.K. COMPOSITE*                   March 31, 1995
One Year                                            7.90%
Three Year                                          9.40%
Since Inception on September 1, 1990                11.40%

Annual Total Returns**

   1991        1992        1993        1994
  19.30%      3.30%       13.50%     (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government

   Bond Index, would not have materially affected their total returns.

** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor A Shares, the Funds offer Trust A, Trust B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios are managed under the direction of its Board of Trustees and Boards of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAIs for Nations Fund, Inc. and Nations Portfolios contain the names of and general background information concerning the respective Directors of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for the Nations Global Government Income Fund, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.



Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and invest-ment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with the Funds' investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, and Nations Short-Intermediate Government Fund; and 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; and 0.70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.15% of Nations Short-Term Income Fund's, Nations Short-Intermediate Fund's, Nations Government Securities Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreement, NBAI will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.54% of Nations Global Government Income Fund's average daily net assets.



Although the advisory fees for the Nations Global Government Income Fund are higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies. From time to time, NBAI and/or TradeStreet and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank, under a prior Advisory Agreement, advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank, under a prior Advisory Agreement, fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.



David M. Hetherington is Senior Vice President, Director of Fixed Income Management and a member of the Investment Policy Committee. Mr. Hetherington has been the principal portfolio manager of the Nations Short-Term Income Fund since 1995. Mr. Hetherington has over 16 years of investment experience including security analysis and portfolio management. Mr. Hetherington received a B.A. from Duke University and holds the Chartered Financial Analyst designation.



Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Diversified Income Fund since 1992. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.



Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Strategic Fixed Income Fund since 1995. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.



John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.

Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the terms of the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund Trust has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares. See "Shareholder Servicing and Distribution Plans."


Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations Global Government Income Fund.


NationsBank of Texas, N.A., ("NationsBank of Texas", and, collectively with Morgan Guaranty, the "Custodians"), serves as the Funds' (other than Nations Global Government Income Fund's) custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Their address is 160 Federal Street, Boston, Massachuetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios or in such other manner as the Board of Trustees or Boards of Directors deems appropriate.


   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Investor A, Investor B, Investor C, Trust A and Trust B Shares. This Prospectus relates only to the Investor A Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.


Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.



As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's related SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional infor-mation regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of the Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").



With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.



The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic invest-ment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution Plans


The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits each Fund to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Nations Short-Term Income Fund, however, may not pay for shareholder servicing activities under the Investor A Plan. Aggregate payments under the Funds' Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Fund.


The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.


Stephens may, from time to time, at its expense or as an expense for which if may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.

In addition, the Trustees have approved a Shareholder Servicing Plan ("Servicing Plan") for the Investor A Shares of Nations Short-Term Income Fund. The Servicing Plan permits Nations Short-Term Income Fund to compensate Servicing Agents for services provided to their Customers that own Investor A Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by Nations Short-Term Income Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor A Shares. The fees payable to Servicing Agents under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include, but are not limited to, those discussed above with respect to the Investor A Plan.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.


Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.



Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.



Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer or to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling or Servicing Agent or by Nations Fund at any time.


   How To Exchange Shares


SHARES ACQUIRED DIRECTLY: Except as described below, the exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor A Shares that meets the requirements discussed in this section. If Investor A Shares of the Funds are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Funds.



INVESTOR A SHARES OF NATIONS SHORT-TERM INCOME FUND ACQUIRED IN EXCHANGE FOR INVESTOR N SHARES: Investor A Shares of the Nations Short-Term Income Fund acquired directly or indirectly in exchange for Investor N Shares of another non-money market fund may be re-exchanged only for Investor N Shares of another fund, Investor C Shares of a money market fund of Nations Fund or Investor A Shares of Nations Short-Term Municipal Income Fund.


If a shareholder acquires Investor A Shares of Nations Short-Term Income Fund in exchange for Investor N Shares of another non-money market fund, Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Municipal Income Fund, the acquired shares (and any Investor A or Investor C Shares acquired through the exchange of such shares) will remain subject to the CDSC schedule applicable to the Investor N Shares of the non-money market fund last exchanged. A redemption of shares acquired through an exchange of Investor N Shares will, in all events, be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption.

Additionally, the holding period (for the purpose of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund or Investor C Shares of a money market fund. As a result, the CDSC that is ultimately charged upon redemption is based upon the total period of time the shareholder holds Investor N Shares of any fund that charges a CDSC.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.


The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends-received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of the Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of the Nations Global Government Income Fund will consist of securities of foreign issuers, and therefore the Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.


The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.


NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass- through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.

The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.


At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.


Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.


If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.


INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A

Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.


SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective ele-ments are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong pro-tection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995
                                  AS SUPPLEMENTED ON
                                    JANUARY 19, 1996



This Prospectus describes the nineteen investment portfolios listed in the column to the right (each a "Fund" and collectively the "Tax-Exempt Funds") of Nations Fund Trust, a managed investment company which is part of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Tax-Exempt
Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust is contained in a separate
Statement of Additional Information (the "SAI"), which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAI bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc.
("TradeStreet") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or TradeStreet as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
TAX-EXEMPT FUNDS

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund Logo)
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Municipal Income Fund
Nations Florida Intermediate
  Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate
  Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal
  Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate Municipal Bond Fund
Nations Tennessee Municipal
  Bond Fund
Nations Texas Intermediate
  Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate
  Municipal Bond Fund
Nations Virginia Municipal
  Bond Fund


MUNIPROC

                            Table  Of  Contents

About The Funds
                            Expenses Summary                                   3


                            Financial Highlights                               7



                            Objectives                                        17



                            How Objectives are Pursued                        18



                            How Performance is Shown                          20



                            How the Funds are Managed                         21



                            Organization and History                          24


About Your
Investment



                            How to Buy Shares                                 24



                            Shareholder Servicing and Distribution Plans      25



                            How to Redeem Shares                              26



                            How to Exchange Shares                            28



                            How the Funds Value their Shares                  29



                            How Dividends and Distributions are Made; Tax
                            Information                                       29



                            Appendix A -- Portfolio Securities                30



                            Appendix B -- Description of Ratings              35



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary


Expenses are one of several factors to consider when investing in a Fund. The following tables summarize shareholder transaction and operating expenses for the Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of a Fund over specified periods.


INVESTOR C SHARES


                                  Nations            Nations                           Nations Florida
SHAREHOLDER                     Short-Term        Intermediate                          Intermediate      Nations Florida
TRANSACTION                  Municipal Income    Municipal Bond    Nations Municipal   Municipal Bond     Municipal Bond
EXPENSES                           Fund               Fund            Income Fund           Fund               Fund

Sales Load Imposed on
  Purchases                           None               None               None               None               None
Deferred Sales Charge (as a
  percentage of the lower
  of the original purchase
  price or redemption
  proceeds)1                          .50%               .50%               .50%               .50%               .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees2                      .30%               .30%               .40%               .30%               .40%
Rule 12b-1 Fees2                      .10%               .25%               .25%               .25%               .25%
Shareholder Servicing Fees2           .25%               .25%               .25%               .25%               .25%
Other Expenses                        .25%               .25%               .25%               .25%               .25%
Total Operating Expenses2             .90%              1.05%              1.15%              1.05%              1.15%


                              Nations Georgia
SHAREHOLDER                    Intermediate      Nations Georgia
TRANSACTION                   Municipal Bond     Municipal Bond
EXPENSES                           Fund               Fund
Sales Load Imposed on
  Purchases                           None               None
Deferred Sales Charge (as a
  percentage of the lower
  of the original purchase
  price or redemption
  proceeds)1                          .50%               .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of
average net assets)
Management Fees2                      .30%               .40%
Rule 12b-1 Fees2                      .25%               .25%
Shareholder Servicing Fees2           .25%               .25%
Other Expenses                        .25%               .25%
Total Operating Expenses2            1.05%              1.15%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.


2 After any waivers and reimbursements.

                                                                                       Nations
                                            Nations Maryland                       North Carolina         Nations
                                              Intermediate     Nations Maryland     Intermediate      North Carolina
SHAREHOLDER TRANSACTION                      Municipal Bond     Municipal Bond     Municipal Bond     Municipal Bond
EXPENSES                                          Fund               Fund               Fund               Fund

Sales Load Imposed on Purchases                      None               None               None               None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                           .50%               .50%               .50%               .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees2                                     .30%               .40%               .30%               .40%
Rule 12b-1 Fees2                                     .25%               .25%               .25%               .25%
Shareholder Servicing Fees2                          .25%               .25%               .25%               .25%
Other Expenses                                       .25%               .25%               .30%               .25%
Total Operating Expenses2                           1.05%              1.15%              1.10%              1.15%

                                                 Nations
                                             South Carolina         Nations
                                              Intermediate      South Carolina
SHAREHOLDER TRANSACTION                      Municipal Bond     Municipal Bond
EXPENSES                                          Fund               Fund
Sales Load Imposed on Purchases                      None               None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                           .50%               .50%
ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees2                                     .30%               .40%
Rule 12b-1 Fees2                                     .25%               .25%
Shareholder Servicing Fees2                          .25%               .25%
Other Expenses                                       .24%               .25%
Total Operating Expenses2                           1.04%              1.15%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.


2 After any waivers and reimbursements.


INVESTOR C SHARES

                                                                                       Nations
                                            Nations Tennessee                           Texas
                                              Intermediate     Nations Tennessee    Intermediate          Nations
SHAREHOLDER TRANSACTION                      Municipal Bond     Municipal Bond     Municipal Bond     Texas Municipal
EXPENSES                                          Fund               Fund               Fund             Bond Fund

Sales Load Imposed on Purchases                      None               None               None               None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                           .50%               .50%               .50%               .50%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)
Management Fees2                                     .30%               .40%               .30%               .40%
Rule 12b-1 Fees2                                     .25%               .25%               .25%               .25%
Shareholder Servicing Fees2                          .25%               .25%               .25%               .25%
Other Expenses                                       .30%               .25%               .30%               .25%
Total Operating
  Expenses2                                         1.10%              1.15%              1.10%              1.15%


                                            Nations Virginia
                                              Intermediate     Nations Virginia
SHAREHOLDER TRANSACTION                      Municipal Bond     Municipal Bond
EXPENSES                                          Fund               Fund
Sales Load Imposed on Purchases                      None               None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                           .50%               .50%
ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)
Management Fees2                                     .40%               .40%
Rule 12b-1 Fees2                                     .25%               .25%
Shareholder Servicing Fees2                          .25%               .25%
Other Expenses                                       .25%               .25%
Total Operating
  Expenses2                                         1.15%              1.15%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.


2 After any waivers and reimbursements.

EXAMPLES: You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

INVESTOR C SHARES

              Nations Short-Term         Nations                               Nations Florida
               Municipal Income       Intermediate       Nations Municipal      Intermediate        Nations Florida
                     Fund          Municipal Bond Fund      Income Fund      Municipal Bond Fund  Municipal Bond Fund
1 Year             $      14            $      16            $      17            $      16            $      17
3 Years            $      29            $      33            $      37            $      33            $      37
5 Years            $      50            $      58            $      63            $      58            $      63
10 Years           $     111            $     128            $     140            $     128            $     140

[CAPTION]

                                         Nations                                   Nations
                                     North Carolina           Nations          South Carolina           Nations
               Nations Maryland       Intermediate        North Carolina        Intermediate        South Carolina
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $      17            $      16            $      17            $      16            $      17
3 Years            $      37            $      33            $      37            $      33            $      37
5 Years            $      63            $      58            $      63            $      58            $      63
10 Years           $     140            $     128            $     140            $     128            $     140


                    Nations         Nations Virginia
                Texas Municipal       Intermediate       Nations Virginia
                   Bond Fund       Municipal Bond Fund  Municipal Bond Fund
1 Year             $      17            $      17            $      17
3 Years            $      37            $      37            $      37
5 Years            $      63            $      63            $      63
10 Years           $     140            $     140            $     140

                Nations Georgia                          Nations Maryland
                 Intermediate        Nations Georgia       Intermediate
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $      16            $      17            $      16
3 Years            $      33            $      37            $      33
5 Years            $      58            $      63            $      58
10 Years           $     128            $     140            $     128


                                                              Nations
               Nations Tennessee                               Texas
                 Intermediate       Nations Tennessee      Intermediate
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $      16            $      17            $      16
3 Years            $      33            $      37            $      35
5 Years            $      58            $      63            $      61
10 Years           $     128            $     140            $     134


You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming a 5% annual return but no redemption.

              Nations Short-Term         Nations                               Nations Florida
               Municipal Income       Intermediate       Nations Municipal      Intermediate        Nations Florida
                     Fund          Municipal Bond Fund      Income Fund      Municipal Bond Fund  Municipal Bond Fund
1 Year             $       9            $      11            $      12            $      11            $      12
3 Years            $      29            $      33            $      37            $      33            $      37
5 Years            $      50            $      58            $      63            $      58                   63
10 Years           $     111            $     128            $     140            $     128            $     140



                                      Nations North                                Nations
                                        Carolina           Nations North       South Carolina           Nations
               Nations Maryland       Intermediate      Carolina Municipal      Intermediate        South Carolina
              Municipal Bond Fund  Municipal Bond Fund       Bond Fund       Municipal Bond Fund  Municipal Bond Fund
1 Year             $      12            $      11            $      12            $      11            $      12
3 Years            $      37            $      35            $      37            $      33            $      37
5 Years            $      63            $      61            $      63            $      57            $      63
10 Years           $     140            $     134            $     140            $     127            $     140


                    Nations         Nations Virginia
                Texas Municipal       Intermediate       Nations Virginia
                   Bond Fund       Municipal Bond Fund  Municipal Bond Fund
1 Year             $      12            $      12            $      12
3 Years            $      37            $      37            $      37
5 Years            $      63            $      63            $      63
10 Years           $     140            $     140            $     140


                Nations Georgia                          Nations Maryland
                 Intermediate        Nations Georgia       Intermediate
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $      11            $      12            $      11
3 Years            $      33            $      37            $      33
5 Years            $      58            $      63            $      58
10 Years           $     128            $     140            $     128


               Nations Tennessee                              Nations
                 Intermediate       Nations Tennessee   Texas Intermediate
              Municipal Bond Fund  Municipal Bond Fund  Municipal Bond Fund
1 Year             $      11            $      12            $      11
3 Years            $      35            $      37            $      35
5 Years            $      61            $      63            $      61
10 Years           $     134            $     140            $     134



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The "Other Expenses" figures in the above tables for Investor C Shares of the following Funds are based on estimated amounts for the Fund's current fiscal year and reflect anticipated fee waivers and reimbursements: Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. The figures for the other Funds reflect amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."

Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor C Shares of the Funds would have been as follows: Nations Municipal Income
Fund -- .60%, .75%, .25% and 1.85%, respectively; Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- .50%, .75%, .25% and 1.75%, respectively; Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .75%, .25% and 1.74%, respectively; Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50%, .75%, .25% and 1.80%, respectively; and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .75%, .25% and 1.85%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The following audited financial information has been derived from the financial statements of Nations Fund Trust. Price Waterhouse LLP, is the independent accountant to Nations Fund Trust. The reports of Price Waterhouse LLP for Nations Fund Trust's most recent fiscal year accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                                                      SIX MONTHS
                                                                                                        ENDED
                                                                                                       05/31/95
INVESTORS C SHARES                                                                                   (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    9.69
Net investment income                                                                                     0.25
Net realized and unrealized gain/(loss) on investments                                                    0.26
Net increase in net assets resulting from investment operations                                           0.51
Distributions:
Dividends from net investment income                                                                     (0.25)
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.25)
Net asset value, end of period                                                                       $    9.95
Total return++                                                                                            4.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $   1,218
Ratio of operating expenses to average net assets                                                         0.66%+
Ratio of net investment income to average net assets                                                      4.25%+
Portfolio turnover rate                                                                                     33%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.22%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.22

                                                                                                        PERIOD
                                                                                                         ENDED
INVESTORS C SHARES                                                                                     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                  $    9.84
Net investment income                                                                                      0.19
Net realized and unrealized gain/(loss) on investments                                                    (0.15)
Net increase in net assets resulting from investment operations                                            0.04
Distributions:
Dividends from net investment income                                                                      (0.19)
Distributions from net realized capital gains                                                             (0.00)#
Total distributions                                                                                       (0.19)
Net asset value, end of period                                                                        $    9.69
Total return++                                                                                             0.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                  $     323
Ratio of operating expenses to average net assets                                                          0.59%+
Ratio of net investment income to average net assets                                                       3.58%+
Portfolio turnover rate                                                                                      57%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                           1.05%+
Net investment income per share before fee waivers and/or expense reimbursements                      $    0.18

 * The Nations Short-Term Municipal Income Fund's Investor C Shares commenced operations on May 19, 1994.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                        ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                    (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    9.24
Net investment income                                                                                     0.22
Net realized and unrealized gain/(loss) on investments                                                    0.74
Net increase/(decrease) in net assets resulting from investment operations                                0.96
Distributions:
Dividends from net investment income                                                                     (0.22)
Distributions in excess of net investment income                                                            --
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.22)
Net asset value, end of period                                                                       $    9.98
Total return++                                                                                           10.45%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $      12
Ratio of operating expenses to average net assets                                                         0.91%+
Ratio of net investment income to average net assets                                                      4.53%+
Portfolio turnover rate                                                                                     20%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.29%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.20


                                                                                                        PERIOD
                                                                                                         ENDED
 INVESTOR C SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    9.35
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.11)
Net increase/(decrease) in net assets resulting from investment operations                               (0.08)

Distributions:
Dividends from net investment income                                                                     (0.03)
Distributions in excess of net investment income                                                            --
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.03)
Net asset value, end of period                                                                       $    9.24
Total return++                                                                                           (0.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         0.85%+
Ratio of net investment income to average net assets                                                      4.09%+
Portfolio turnover rate                                                                                     51%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.38%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.02


 * The Nations Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND

                                                                SIX MONTHS
                                                                   ENDED                  YEAR                   YEAR
                                                                 05/31/95                 ENDED                  ENDED
INVESTOR C SHARES                                               (UNAUDITED)             11/30/94               11/30/93

Operating performance:
Net asset value, beginning of period                           $    9.64               $   11.33              $   10.65
Net investment income                                               0.26                    0.49                   0.50
Net realized and unrealized gain/(loss) on investments              1.14                   (1.44)                  0.72
Net increase/(decrease) in net assets resulting from
  investment operations                                             1.40                   (0.95)                  1.22
Distributions:
Dividends from net investment income                               (0.26)                  (0.49)                 (0.50)
Distributions in excess of net investment income                      --                   (0.00)#                   --
Distributions from net realized capital gains                         --                   (0.25)                 (0.04)
Total distributions                                                (0.26)                  (0.74)                 (0.54)
Net asset value, end of period                                 $   10.78               $    9.64              $   11.33
Total return++                                                     14.66%                  (8.86)%                11.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   2,669               $   3,064              $   6,331
Ratio of operating expenses to average net assets                   1.36%+                  1.36%                  1.27%
Ratio of operating expenses to average net assets
  including interest expense                                          --                    1.37%                    --
Ratio of net investment income to average net assets                5.06%+                  4.67%                  4.49%
Portfolio turnover rate                                               24%                     63%                    48%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                         1.65%+                  1.65%                  1.59%
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.24               $    0.46              $    0.46



                                                                   YEAR
                                                                   ENDED
INVESTOR C SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of period                           $   10.48
Net investment income                                               0.21
Net realized and unrealized gain/(loss) on investments              0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.38
Distributions:
Dividends from net investment income                               (0.21)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.21)
Net asset value, end of period                                 $   10.65
Total return++                                                      3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   3,744
Ratio of operating expenses to average net assets                   1.21%+
Ratio of operating expenses to average net assets
  including interest expense                                          --
Ratio of net investment income to average net assets                4.36%+
Portfolio turnover rate                                               19%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                         1.61%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.19

  * The Nations Municipal Income Fund's Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR C SHARES                                                                  (UNAUDITED)             11/30/94

Operating performance:
Net asset value, beginning of period                                                $    9.61              $   10.50
Net investment income                                                                    0.22                   0.39
Net realized and unrealized gain/(loss) on investments                                   0.82                  (0.88)
Net increase/(decrease) in net assets resulting from investment operations               1.04                  (0.49)
Distributions:
Dividends from net investment income                                                    (0.22)                 (0.39)
Distributions in excess of net investment income                                           --                  (0.00)#
Distributions from net realized gains                                                      --                  (0.01)
Total distributions                                                                     (0.22)                 (0.40)
Net asset value, end of period                                                      $   10.43              $    9.61
Total return++                                                                          10.87%                 (4.81)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $     268              $     614
Ratio of operating expenses to average net assets                                        1.05%+                 1.13%
Ratio of operating expenses to average net assets including interest expense             1.06%+                   --
Ratio of net investment income to average net assets                                     4.31%                  3.86%
Portfolio turnover rate                                                                    17%                    34%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                 1.27%                  1.34%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                    $    0.21              $    0.37

                                                                                     PERIOD
                                                                                      ENDED
INVESTOR C SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                                $    9.98
Net investment income                                                                    0.35
Net realized and unrealized gain/(loss) on investments                                   0.52
Net increase/(decrease) in net assets resulting from investment operations               0.87
Distributions:
Dividends from net investment income                                                    (0.35)
Distributions in excess of net investment income                                           --
Distributions from net realized gains                                                      --
Total distributions                                                                     (0.35)
Net asset value, end of period                                                      $   10.50
Total return++                                                                           8.80%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $     684
Ratio of operating expenses to average net assets                                        1.19%+
Ratio of operating expenses to average net assets including interest expense               --
Ratio of net investment income to average net assets                                     3.53%+
Portfolio turnover rate                                                                    15%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                 1.55%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                    $    0.31

 * The Nations Florida Intermediate Municipal Bond Fund Investor C Shares commenced operations on December 17, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA MUNICIPAL BOND FUND


                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                   $    8.40
Net investment income                                                                                       0.22
Net realized and unrealized gain/(loss) on investments                                                      1.11
Net increase/(decrease) in net assets resulting from investment operations                                  1.33
Dividends from net investment income                                                                       (0.22)
Net asset value, end of period                                                                         $    9.51
Total return++                                                                                             16.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                   $      33
Ratio of operating expenses to average net assets                                                           1.08%+
Ratio of net investment income to average net assets                                                        4.92%+
Portfolio turnover rate                                                                                        9%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                            1.70%+
Net investment income per share before fee waivers and/or expense reimbursements                       $    0.19

                                                                                                        PERIOD
                                                                                                         ENDED
 INVESTOR C SHARES                                                                                     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                   $    8.47
Net investment income                                                                                       0.03
Net realized and unrealized gain/(loss) on investments                                                     (0.07)
Net increase/(decrease) in net assets resulting from investment operations                                 (0.04)
Dividends from net investment income                                                                       (0.03)
Net asset value, end of period                                                                         $    8.40
Total return++                                                                                             (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                   $       2
Ratio of operating expenses to average net assets                                                           0.96%+
Ratio of net investment income to average net assets                                                        4.80%+
Portfolio turnover rate                                                                                       46%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                            1.66%+
Net investment income per share before fee waivers and/or expense reimbursements                       $    0.03

 * The Nations Florida Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                   SIX MONTHS
                                                                      ENDED                  YEAR                   YEAR
                                                                    05/31/95                 ENDED                  ENDED
INVESTOR C SHARES                                                  (UNAUDITED)             11/30/94               11/30/93

Operating performance:
Net asset value, beginning of period                               $    9.82               $   10.82              $   10.29
Net investment income                                                   0.22                    0.43                   0.42
Net realized and unrealized gain/(loss) on investments                  0.78                   (0.98)                  0.56
Net increase/(decrease) in net assets resulting from
  investment operations                                                 1.00                   (0.55)                  0.98
Distributions:
Dividends from net investment income                                   (0.22)                  (0.43)                 (0.42)
Distributions in excess of net investment income                          --                   (0.00)#                   --
Distributions from net realized capital gains                             --                   (0.02)                 (0.03)
Total distributions                                                    (0.22)                  (0.45)                 (0.45)
Net asset value, end of period                                     $   10.60               $    9.82              $   10.82
Total return++                                                         10.30%                  (5.25)%                 9.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $   2,731               $   2,397              $   2,990
Ratio of operating expenses to average net assets                       1.05%+                  1.12%                  1.21%
Ratio of operating expenses to average net assets including
  interest expense                                                        --                    1.13%                    --
Ratio of net investment income to average net assets                    4.35%+                  4.16%                  3.82%
Portfolio turnover rate                                                   13%                     22%                     6%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                 1.25%+                  1.33%                  1.52%
Net investment income per share before fee waivers and/or
  expense reimbursements                                           $    0.21               $    0.41              $    0.39



                                                                     PERIOD
                                                                      ENDED
INVESTOR C SHARES                                                   11/30/92*
Operating performance:
Net asset value, beginning of period                              $   10.11
Net investment income                                                  0.20
Net realized and unrealized gain/(loss) on investments                 0.18
Net increase/(decrease) in net assets resulting from
  investment operations                                                0.38
Distributions:
Dividends from net investment income                                  (0.20)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Total distributions                                                   (0.20)
Net asset value, end of period                                    $   10.29
Total return++                                                         3.82%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $     992
Ratio of operating expenses to average net assets                      0.91%+
Ratio of operating expenses to average net assets including
  interest expense                                                       --
Ratio of net investment income to average net assets                   4.21%+
Portfolio turnover rate                                                  12%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                1.72%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                          $    0.16

  * The Nations Georgia Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)

Operating performance:
Net asset value, beginning of period                                                                  $    8.38
Net investment income                                                                                      0.22
Net realized and unrealized gain/(loss) on investments                                                     1.09
Net increase/(decrease) in net assets resulting from investment operations                                 1.31
Dividends from net investment income                                                                      (0.22)
Net asset value, end of period                                                                        $    9.47
Total return++                                                                                            15.83%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                  $      66
Ratio of operating expenses to average net assets                                                          1.09%+
Ratio of net investment income to average net assets                                                       4.93%+
Portfolio turnover rate                                                                                      17%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                           1.74%+
Net investment income per share before fee waivers and/or expense reimbursements                      $    0.19


                                                                                                        PERIOD
                                                                                                        ENDED
 INVESTOR C SHARES                                                                                    11/30/94*
Operating performance:
Net asset value, beginning of period                                                                  $    8.45
Net investment income                                                                                      0.03
Net realized and unrealized gain/(loss) on investments                                                    (0.07)
Net increase/(decrease) in net assets resulting from investment operations                                (0.04)
Dividends from net investment income                                                                      (0.03)
Net asset value, end of period                                                                        $    8.38
Total return++                                                                                            (0.44)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                  $       2
Ratio of operating expenses to average net assets                                                          0.96%+
Ratio of net investment income to average net assets                                                       4.85%+
Portfolio turnover rate                                                                                      35%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                           1.79%+
Net investment income per share before fee waivers and/or expense reimbursements                      $    0.02

 * The Nations Georgia Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                                SIX MONTHS
                                                                   ENDED                  YEAR                   YEAR
                                                                 05/31/95                 ENDED                  ENDED
INVESTOR C SHARES                                               (UNAUDITED)             11/30/94               11/30/93

Operating performance:
Net asset value, beginning of period                            $   10.00              $   11.09              $   10.72
Net investment income                                                0.23                   0.44                   0.40
Net realized and unrealized gain/(loss) on investments               0.79                  (0.99)                  0.44
Net increase/(decrease) in net assets resulting from
  investment operations                                              1.02                  (0.55)                  0.84
Distributions:
Dividends from net investment income                                (0.23)                 (0.44)                 (0.40)
Distributions from net realized capital gains                       (0.03)                 (0.10)                 (0.07)
Distributions in excess of net realized capital gains                  --                  (0.00)#                   --
Total distributions                                                 (0.26)                 (0.54)                 (0.47)
Net asset value, end of period                                  $   10.76              $   10.00              $   11.09
Total return++                                                      10.30%                 (5.20)%                 8.30%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $   2,629              $   2,570              $   4,424
Ratio of operating expenses to average net assets                    1.05%+                 1.11%                  1.24%
Ratio of net investment income to average net assets                 4.39%+                 4.15%                  3.98%
Portfolio turnover rate                                                 7%                    22%                    26%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                          1.27%+                 1.31%                  1.48%
Net investment income per share before fee waivers and/or
  expense reimbursements                                        $    0.22              $    0.42              $    0.38



                                                                  PERIOD
INVESTOR C SHARES                                             ENDED 11/30/92*
Operating performance:
Net asset value, beginning of period                           $   10.58
Net investment income                                               0.19
Net realized and unrealized gain/(loss) on investments              0.14
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.33
Distributions:
Dividends from net investment income                               (0.19)
Distributions from net realized capital gains                         --
Distributions in excess of net realized capital gains                 --
Total distributions                                                (0.19)
Net asset value, end of period                                 $   10.72
Total return++                                                      3.13%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   1,796
Ratio of operating expenses to average net assets                   1.16%+
Ratio of net investment income to average net assets                3.88%+
Portfolio turnover rate                                               38%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                         1.44%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.18

  * The Nations Maryland Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND MUNICIPAL BOND FUND


                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    8.37
Net investment income                                                                                     0.21
Net realized and unrealized gain/(loss) on investments                                                    1.02
Net increase/(decrease) in net assets resulting from investment operations                                1.23
Dividends from net investment income                                                                     (0.21)
Net asset value, end of period                                                                       $    9.39
Total return++                                                                                           14.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.09%+
Ratio of net investment income to average net assets                                                      4.68%+
Portfolio turnover rate                                                                                      5%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.77%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.18



                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR C SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    8.44
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.07)
Net increase/(decrease) in net assets resulting from investment operations                               (0.04)
Dividends from net investment income                                                                     (0.03)
Net asset value, end of period                                                                       $    8.37
Total return++                                                                                           (0.45)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         0.96%+
Ratio of net investment income to average net assets                                                      4.73%+
Portfolio turnover rate                                                                                     39%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          2.05%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.02

 * The Nations Maryland Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                   SIX MONTHS
                                                                                      ENDED                  YEAR
                                                                                    05/31/95                 ENDED
INVESTOR C SHARES                                                                  (UNAUDITED)             11/30/94
Operating performance:
Net asset value, beginning of period                                               $    9.53              $   10.46
Net investment income                                                                   0.20                   0.38
Net realized and unrealized gain/(loss) on investments                                  0.81                  (0.88)
Net increase/(decrease) in net assets resulting from investment operations              1.01                  (0.50)
Distributions:
Dividends from net investment income                                                   (0.20)                 (0.38)
Distributions from net realized capital gains                                          (0.01)                 (0.05)
Total distributions                                                                    (0.21)                 (0.43)
Net asset value, end of period                                                     $   10.33              $    9.53
Total return++                                                                         10.71%                 (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   1,598              $   1,486
Ratio of operating expenses to average net assets                                       1.06%+                 1.13%
Ratio of net investment income to average net assets                                    4.07%+                 3.80%
Portfolio turnover rate                                                                   36%                    37%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                1.32%+                 1.40%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                   $    0.19              $    0.36


                                                                                     PERIOD
                                                                                      ENDED
INVESTOR C SHARES                                                                   11/30/93*
Operating performance:
Net asset value, beginning of period                                               $    9.99
Net investment income                                                                   0.35
Net realized and unrealized gain/(loss) on investments                                  0.47
Net increase/(decrease) in net assets resulting from investment operations              0.82
Distributions:
Dividends from net investment income                                                   (0.35)
Distributions from net realized capital gains                                             --
Total distributions                                                                    (0.35)
Net asset value, end of period                                                     $   10.46
Total return++                                                                          8.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                               $   1,592
Ratio of operating expenses to average net assets                                       1.17%+
Ratio of net investment income to average net assets                                    3.48%+
Portfolio turnover rate                                                                   29%
Ratio of operating expenses to average net assets before fee waivers and/or
  expense reimbursements                                                                1.60%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                                   $    0.30

 * The Nations North Carolina Intermediate Municipal Bond Fund Investor C Shares commenced operations on December 16, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                                         SIX MONTHS
                                                                                                           ENDED
                                                                                                          05/31/95
INVESTOR C SHARES                                                                                       (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                    $    8.36
Net investment income                                                                                        0.23
Net realized and unrealized gain/(loss) on investments                                                       1.11
Net increase/(decrease) in net assets resulting from investment operations                                   1.34
Dividends from net investment income                                                                        (0.23)
Net asset value, end of period                                                                          $    9.47
Total return++                                                                                              16.07%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $      26
Ratio of operating expenses to average net assets                                                            1.06%+
Ratio of net investment income to average net assets                                                         4.90%+
Portfolio turnover rate                                                                                        20%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           1.68%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.20


                                                                                                           PERIOD
                                                                                                            ENDED
INVESTOR C SHARES                                                                                         11/30/94*
Operating performance:
Net asset value, beginning of period                                                                    $    8.45
Net investment income                                                                                        0.03
Net realized and unrealized gain/(loss) on investments                                                      (0.09)
Net increase/(decrease) in net assets resulting from investment operations                                  (0.06)
Dividends from net investment income                                                                        (0.03)
Net asset value, end of period                                                                          $    8.36
Total return++                                                                                              (0.67)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                    $       2
Ratio of operating expenses to average net assets                                                            0.96%+
Ratio of net investment income to average net assets                                                         4.78%+
Portfolio turnover rate                                                                                        29%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements           1.67%+
Net investment income per share before fee waivers and/or expense reimbursements                        $    0.03

 * The Nations North Carolina Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                SIX MONTHS
                                                                   ENDED                  YEAR                   YEAR
                                                                 05/31/95                 ENDED                  ENDED
INVESTOR C SHARES                                               (UNAUDITED)             11/30/94               11/30/93
Operating performance:
Net asset value, beginning of period                            $    9.76              $   10.61              $   10.18
Net investment income                                                0.23                   0.44                   0.42
Net realized and unrealized gain/(loss) on investments               0.74                  (0.84)                  0.43
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.97                  (0.40)                  0.85
Distributions:
Dividends from net investment income                                (0.23)                 (0.44)                 (0.42)
Distributions in excess of net investment income                       --                  (0.00)#                   --
Distributions from net realized capital gains                          --                  (0.01)                    --
Total distributions                                                 (0.23)                 (0.45)                 (0.42)
Net asset value, end of period                                  $   10.50              $    9.76              $   10.61
Total return++                                                      10.02%                 (3.94)%                 8.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $   5,921              $   6,167              $   8,499
Ratio of operating expenses to average net assets                    1.05%+                 1.12%                  1.20%
Ratio of operating expenses to average net assets
  including interest expense                                         1.06%+                   --                     --
Ratio of net investment income to average net assets                 4.53%+                 4.24%                  3.93%
Portfolio turnover rate                                                 6%                    30%                    11%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                          1.26%+                 1.33%                  1.50%
Net investment income per share before fee waivers and/or
  expense reimbursements                                        $    0.22              $    0.42              $    0.39



                                                                  PERIOD
                                                                   ENDED
INVESTOR C SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of period                           $   10.05
Net investment income                                               0.20
Net realized and unrealized gain/(loss) on investments              0.13
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.33
Distributions:
Dividends from net investment income                               (0.20)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.20)
Net asset value, end of period                                 $   10.18
Total return++                                                      3.27%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   4,436
Ratio of operating expenses to average net assets                   0.88%+
Ratio of operating expenses to average net assets
  including interest expense                                          --
Ratio of net investment income to average net assets                4.10%+
Portfolio turnover rate                                                7%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursements                         1.48%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.17

  * The Nations South Carolina Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    8.65
Net investment income                                                                                     0.23
Net realized and unrealized gain/(loss) on investments                                                    1.08
Net increase/(decrease) in net assets resulting from investment operations                                1.31
Dividends from net investment income                                                                     (0.23)
Net asset value, end of period                                                                       $    9.73
Total return++                                                                                           15.27%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.09%+
Ratio of net investment income to average net assets                                                      4.93%+
Portfolio turnover rate                                                                                      5%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.74%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.20



                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR C SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    8.73
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.08)
Net increase/(decrease) in net assets resulting from investment operations                               (0.05)
Dividends from net investment income                                                                     (0.03)
Net asset value, end of period                                                                       $    8.65
Total return++                                                                                           (0.52)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         0.96%+
Ratio of net investment income to average net assets                                                      4.73%+
Portfolio turnover rate                                                                                     14%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.87%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.03

 * The Nations South Carolina Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                        ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                    (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    9.30
Net investment income                                                                                     0.21
Net realized and unrealized gain/(loss) on investments                                                    0.72
Net increase/(decrease) in net assets resulting from investment operations                                0.93
Distributions:
Dividends from net investment income                                                                     (0.21)
Distributions in excess of net investment income                                                            --
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.21)
Net asset value, end of period                                                                       $   10.02
Total return++                                                                                           10.05%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.06%+
Ratio of operating expenses to average net assets including interest expense                                --
Ratio of net investment income to average net assets                                                      4.30%+
Portfolio turnover rate                                                                                     17%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.37%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.20


                                                                                                        PERIOD
                                                                                                        ENDED
INVESTOR C SHARES                                                                                     11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    9.38
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.08)
Net increase/(decrease) in net assets resulting from investment operations                               (0.05)
Distributions:
Dividends from net investment income                                                                     (0.03)
Distributions in excess of net investment income                                                            --
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.03)
Net asset value, end of period                                                                       $    9.30
Total return++                                                                                           (0.53)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.02%+
Ratio of operating expenses to average net assets including interest expense                              1.03%+
Ratio of net investment income to average net assets                                                      4.06%+
Portfolio turnover rate                                                                                     41%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.39%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.02

 * The Nations Tennessee Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                                            SIX MONTHS
                                                                                                               ENDED
                                                                                                             05/31/95
INVESTOR C SHARES                                                                                           (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                       $    8.58
Net investment income                                                                                           0.23
Net realized and unrealized gain/(loss) on investments                                                          1.05
Net increase/(decrease) in net assets resulting from investment operations                                      1.28
Dividends from net investment income                                                                           (0.23)
Net asset value, end of period                                                                             $    9.63
Total return++                                                                                                 15.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $      61
Ratio of operating expenses to average net assets                                                               1.09%+
Ratio of net investment income to average net assets                                                            4.97%+
Portfolio turnover rate                                                                                           30%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements              1.85%+
Net investment income per share before fee waivers and/or expense reimbursements                           $    0.20


                                                                                                              PERIOD
                                                                                                              ENDED
INVESTOR C SHARES                                                                                           11/30/94*
Operating performance:
Net asset value, beginning of period                                                                       $    8.62
Net investment income                                                                                           0.03
Net realized and unrealized gain/(loss) on investments                                                         (0.04)
Net increase/(decrease) in net assets resulting from investment operations                                     (0.01)
Dividends from net investment income                                                                           (0.03)
Net asset value, end of period                                                                             $    8.58
Total return++                                                                                                 (0.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $       2
Ratio of operating expenses to average net assets                                                               0.96%+
Ratio of net investment income to average net assets                                                            4.81%+
Portfolio turnover rate                                                                                           38%
Ratio of operating expenses to average net assets before fee waivers and/or expense reimbursements              1.95%+
Net investment income per share before fee waivers and/or expense reimbursements                           $    0.02

 * The Nations Tennessee Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    9.53
Net investment income                                                                                     0.21
Net realized and unrealized gain/(loss) on investments                                                    0.65
Net increase/(decrease) in net assets resulting from investment operations                                0.86
Distributions:
Dividends from net investment income                                                                     (0.21)
Distributions in excess of net investment income                                                            --
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.21)
Net asset value, end of period                                                                       $   10.18
Total return++                                                                                            9.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $     549
Ratio of operating expenses to average net assets                                                         1.06%+
Ratio of net investment income to average net assets                                                      4.22%+
Portfolio turnover rate                                                                                     38%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.30%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.20


                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR C SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    9.55
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.02)
Net increase/(decrease) in net assets resulting from investment operations                                0.01
Distributions:
Dividends from net investment income                                                                     (0.03)
Distributions in excess of net investment income                                                         (0.00)#
Distributions from net realized capital gains                                                               --
Total distributions                                                                                      (0.03)
Net asset value, end of period                                                                       $    9.53
Total return++                                                                                            0.08%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.05%+
Ratio of net investment income to average net assets                                                      3.90%+
Portfolio turnover rate                                                                                     61%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.28%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.02

 * The Nations Texas Intermediate Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
    # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    8.39
Net investment income                                                                                     0.22
Net realized and unrealized gain/(loss) on investments                                                    1.05
Net increase/(decrease) in net assets resulting from investment operations                                1.27
Dividends from net investment income                                                                     (0.22)
Net asset value, end of period                                                                       $    9.44
Total return++                                                                                           15.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.09%+
Ratio of net investment income to average net assets                                                      4.98%+
Portfolio turnover rate                                                                                     35%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.74%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.19


                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR C SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    8.46
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.07)
Net increase/(decrease) in net assets resulting from investment operations                               (0.04)
Dividends from net investment income                                                                     (0.03)
Net asset value, end of period                                                                       $    8.39
Total return++                                                                                           (0.43)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         0.97%+
Ratio of net investment income to average net assets                                                      4.77%+
Portfolio turnover rate                                                                                    107%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.81%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.02

 * The Nations Texas Municipal Bond Fund's Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                SIX MONTHS
                                                                   ENDED                  YEAR                   YEAR
                                                                 05/31/95                 ENDED                 ENDED
INVESTOR C SHARES                                               (UNAUDITED)             11/30/94               11/30/93
Operating performance:
Net asset value, beginning of period                           $    9.94              $   10.99              $   10.59
Net investment income                                               0.23                   0.44                   0.44
Net realized and unrealized gain/(loss) on investments              0.73                  (0.96)                  0.42
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.96                  (0.52)                  0.86
Distributions:
Dividends from net investment income                               (0.23)                 (0.44)                 (0.44)
Distributions from net realized capital gains                         --                  (0.09)                 (0.02)
Distributions in excess of net realized capital gains                 --                  (0.00)#                   --
Total distributions                                                (0.23)                 (0.53)                 (0.46)
Net asset value, end of period                                 $   10.67              $    9.94              $   10.99
Total return++                                                      9.76%                 (4.90)%                 8.25%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   7,714              $   8,372              $  11,176
Ratio of operating expenses to average net assets                   1.12%+                 1.19%                  1.32%
Ratio of net investment income to average net assets                4.44%+                 4.18%                  4.05%
Portfolio turnover rate                                               10%                    14%                    26%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursement                          1.32%+                 1.31%                  1.44%
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.22              $    0.43              $    0.43


                                                                  PERIOD
                                                                   ENDED
INVESTOR C SHARES                                                11/30/92*
Operating performance:
Net asset value, beginning of period                           $   10.44
Net investment income                                               0.19
Net realized and unrealized gain/(loss) on investments              0.15
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.34
Distributions:
Dividends from net investment income                               (0.19)
Distributions from net realized capital gains                         --
Distributions in excess of net realized capital gains                 --
Total distributions                                                (0.19)
Net asset value, end of period                                 $   10.59
Total return++                                                      3.36%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   4,769
Ratio of operating expenses to average net assets                   1.28%+
Ratio of net investment income to average net assets                3.99%+
Portfolio turnover rate                                               13%
Ratio of operating expenses to average net assets before
  fee waivers and/or expense reimbursement                          2.80%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                       $    0.12

  * The Nations Virginia Intermediate Municipal Bond Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                                      SIX MONTHS
                                                                                                         ENDED
                                                                                                       05/31/95
INVESTOR C SHARES                                                                                     (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                 $    8.29
Net investment income                                                                                     0.22
Net realized and unrealized gain/(loss) on investments                                                    1.07
Net increase/(decrease) in net assets resulting from investment operations                                1.29
Dividends from net investment income                                                                     (0.22)
Net asset value, end of period                                                                       $    9.36
Total return++                                                                                           15.74%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         1.09%+
Ratio of net investment income to average net assets                                                      4.96%+
Portfolio turnover rate                                                                                      0%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.73%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.20


                                                                                                        PERIOD
                                                                                                         ENDED
INVESTOR C SHARES                                                                                      11/30/94*
Operating performance:
Net asset value, beginning of period                                                                 $    8.38
Net investment income                                                                                     0.03
Net realized and unrealized gain/(loss) on investments                                                   (0.09)
Net increase/(decrease) in net assets resulting from investment operations                               (0.06)
Dividends from net investment income                                                                     (0.03)
Net asset value, end of period                                                                       $    8.29
Total return++                                                                                           (0.67)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                 $       2
Ratio of operating expenses to average net assets                                                         0.96%+
Ratio of net investment income to average net assets                                                      4.77%+
Portfolio turnover rate                                                                                     61%
Ratio of operating expenses to average net assets before fee waivers and/or expense
  reimbursements                                                                                          1.74%+
Net investment income per share before fee waivers and/or expense reimbursements                     $    0.03

 * The Nations Virginia Municipal Bond Fund Investor C Shares commenced operations on November 3, 1994.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

   Objectives


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund and Nations Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income taxes ("Municipal Securities").


The Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.

During normal market conditions, at least 80% of the total assets of Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. The average dollar weighted effective maturity of the Nations Municipal Income Fund will be at least five years, except during temporary defensive periods. During normal market conditions, the average dollar weighted maturity of Nations Short-Term Municipal Income Fund will be three years or less. The average dollar weighted effective maturity of Nations Intermediate Municipal Bond Fund will be between three and ten years, except during temporary defensive periods.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.


The Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes and the Florida state intangibles tax, consistent with the relative stability of principal. The Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. The Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. The Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes and state intangibles taxes, consistent with the relative stability of principal. The Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. The Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. The Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income taxes, consistent with the relative stability of principal. The Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.

Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued


NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS MUNICIPAL INCOME FUND: Under normal market conditions, the Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following rating agencies:
Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.



Up to 35% of the assets of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government obligations, repurchase agreements, and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."



STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities. Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income taxes and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida, Georgia and North Carolina do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income taxes, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends and Distributions are Made; Tax Information.")

During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income taxes and (with the exception of Texas and Florida) the income tax of the pertinent state.



Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income taxes.



During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."


GENERAL: Each Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each Fund also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.
Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.


As a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, the Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Municipal Income Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income taxes and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

From time to time a Fund may advertise the total return, yield and tax-equivalent yield on a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC. The "tax-equivalent yield" of a class of shares of a Fund also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the particular class's tax-free yield. This is done by increasing such class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Trust A, Trust B, Investor A and Investor N Shares. Each Class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.


   How The Funds Are Managed

The business and affairs of Nations Fund Trust are managed under the direction of its Trustees. The SAI contains the names of and general background information concerning the Trustees of Nations Fund Trust.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.



Subject to the general supervision of the Trustees of Nations Fund Trust, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with their investment objectives, policies and restrictions, the Funds may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.50% of the average daily net assets of each of Nations Short-Term Municipal Income Fund, Nations

Intermedi-
ate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; and 0.60% of the average daily net assets of each of Nations Municipal Income Fund and the State Municipal Bond Funds.


For the services provided and the expenses assumed pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.07% of average daily net assets of each Fund.


From time to time, NBAI and/or TradeStreet may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Municipal Income
Fund -- 0.10%; Nations Intermediate Municipal Bond Fund -- 0%; Nations Municipal Income Fund -- 0.32%; Nations Florida Intermediate Municipal Bond Fund -- 0.30%; Nations Florida Municipal Bond Fund -- 0%; Nations Georgia Intermediate Municipal Bond Fund -- 0.30%; Nations Georgia Municipal Bond Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.30%; Nations Maryland Municipal Bond Fund -- 0%; Nations North Carolina Intermediate Municipal Bond
Fund -- 0.24%; Nations North Carolina Municipal Bond Fund -- 0%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.30%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond
Fund -- 0.15%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.28%; Nations Texas Municipal Bond
Fund -- 0%; Nations Virginia Intermediate Municipal Bond Fund -- 0.38%; and Nations Virginia Municipal Bond Fund -- 0%.


Michele M. Poirier is responsible for the management of Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier is a Vice President and Fixed Income Portfolio Manager and is responsible for over $1 billion in tax-exempt assets. She joined NationsBank in 1990 and is the principal portfolio manager for 9 municipal bond mutual funds and 6 municipal bond common trust funds. Ms. Poirier has over 20 years of investment experience from positions previously held in management, sales and trading at Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company, respectively. She earned a B.B.A. in marketing from Georgia State University.

Mathew M. Kiselak, a Vice President and Fixed Income Portfolio Manager responsible for over $ 600 million in assets is responsible for the management of Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak joined NationsBank in 1992 and has over seven years of investment experience. Prior to joining NationsBank, Mr. Kiselak was a tax-exempt portfolio manager and bank credit analyst for Reich & Tang Inc. He received his B.A. in economics from Pace University.

John C. Kohl, a Senior Vice President and Fixed Income Portfolio Manager, has been the principal portfolio manager of Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund since August 1994. Mr. Kohl, who has over 15 years of investment experience, joined NationsBank in 1994 and currently is responsible for managing over $1 billion in tax-exempt assets. Prior to joining NationsBank, Mr. Kohl was chief investment officer for a life insurance company, fixed-income group manager for the personal trust group of a large midwestern bank, and an asset-liability management consultant. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University in Montreal and has continued his studies at The American University and the J.L. Kellogg Graduate School of Management.


Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock,

Arkansas 72201, serves as the administrator of the Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds, including performing calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the indicated rate of the Funds' average daily net assets: Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- 0.09%. Nations Short-Term Municipal Income Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund and Nations Texas Municipal Bond Fund -- 0.06%; Nations Florida Municipal Bond
Fund -- 0.07%; and Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations South Carolina Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.05%.

NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing and Distribution Plans."


NationsBank of Texas, N.A. (the "Custodian") serves as custodian for the assets of each Fund. The Custodian is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, the Custodian is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.


TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. Each Fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; interest; trustees' fees and federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust or in such other manner as the Board of Trustees deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc. and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion. Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor C Shares of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Texas Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class of shares. See the SAI for examples of instances where the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, the following persons owned of record 25% or more of Investor C Shares of the Funds and therefore could be considered controlling persons of such class for purposes of the 1940 Act: Nations Short-Term Municipal Income Fund, Carl W. Cheek; Nations Intermediate Municipal Bond Fund, Charles W. Doolin; Nations Florida Intermediate Municipal Bond Fund, Bertram C. Ellison & Joline M. Ellison and Louise D. Lee; Nations Florida Municipal Bond Fund, John Trueman Jr. & Lenora H. Trueman; Nations Georgia Municipal Bond Fund, F. Wayne Weaver and Edith T. McWaters; Nations Tennessee Municipal Bond Fund, Frank W. Condurelis & Jane E. Condurelis and Robert D. Nash & Sharon A. Nash and Nations Texas Intermediate Municipal Bond Fund, Orsinger Investments LTD. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").


There is a minimum initial investment of $1,000. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares may be purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.



The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.



TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.



   Shareholder Servicing And Distribution Plans



Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current share-holders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.

The Trustees also have approved a shareholder servicing plan (the "Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by each Fund, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Fund's Investor C Shares.

The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.
Nations Fund understands that Agents may charge fees to their Customers who are the owners of the Funds' Investor Shares in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to dealers not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of each Fund that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC (except Nations Short-Term Municipal Income Fund). No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.



Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iii) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (iv) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.



Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by an existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Agent or by Nations Fund at any time.

   How To Exchange Shares


SHARES PURCHASED DIRECTLY: The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of a money market fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section. If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to the original shares purchased (except for Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund Shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires Investor D Shares of a money market fund or Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund with Shares of another Fund purchased prior to January 1, 1996, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption.



Additionally, when an investor exchanges Investor C Shares of the Funds (except Nations Short-Term Municipal Income Fund) for shares of the same class of another non-money market fund, or Investor D shares of a money market fund offered by Nations Fund the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held shares. If an investor exchanges Investor C Shares of Nations Short-Term Municipal Income Fund purchased prior to January 1, 1996 for Investor C Shares of another non-money market fund that are subject to a CDSC, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF"), a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Selling or Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

As regulated investment companies, the Funds are permitted to pass through to their shareholders tax-exempt income ("exempt-interest dividends") subject to certain requirements which the Funds intend to satisfy. Distributions from taxable income will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares. The policy of the Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income and their investment company taxable income. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the SAI under "Additional Information Concerning Taxes.") Distributions from the Funds will not qualify for the dividends received deduction for corporate shareholders. Distributions of net investment income by Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be taxable to investors even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Substantially all of a Fund's net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held the Fund's shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes, as discussed more fully below and in the SAI.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

If any of the Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities, and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida, Georgia and North Carolina impose a tax upon tangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares of the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See the SAI for further details about state tax treatment relevant to shareholders of the Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.



If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security.


INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by NationsBank to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa," and S&P rates such bonds "AA."

The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the State include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period the State's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."

The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the State is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA."

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in the SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S.

Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995
                                  AS SUPPLEMENTED ON
                                    JANUARY 19, 1996



This Prospectus describes the NATIONS VALUE FUND,
NATIONS EQUITY INCOME FUND, NATIONS BALANCED ASSETS
FUND, NATIONS CAPITAL GROWTH FUND, NATIONS EMERGING
GROWTH FUND, NATIONS DISCIPLINED EQUITY FUND,
NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING
MARKETS FUND AND NATIONS PACIFIC GROWTH FUND (the
"Funds") of the Nations Fund Family ("Nations Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of the Funds -- Investor C
Shares. The Nations Disciplined Equity Fund was formerly called "Nations Special Equity Fund."



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    GROWTH AND INCOME FUNDS:

                                                    Nations Value Fund

                                                    Nations Equity Income Fund

                                                    Nations Balanced Assets Fund

                                                    GROWTH FUNDS:

                                                    Nations Capital Growth Fund

                                                    Nations Emerging Growth Fund

                                                    Nations Disciplined Equity
                                                    Fund

                                                    INTERNATIONAL FUNDS:

                                                    Nations International
                                                    Equity Fund

                                                    Nations Emerging Markets
                                                    Fund

                                                    Nations Pacific
                                                    Growth Fund


                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854
                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund Logo)

                            Table  Of  Contents

About The Funds
                            Expenses Summary                                   3


                            Financial Highlights                               5



                            Objectives                                        10



                            How Objectives Are Pursued                        10



                            How Performance is Shown                          17



                            How the Funds Are Managed                         19



                            Organization and History                          22


About Your Investment


                            How to Buy Shares                                 24



                            Shareholder Servicing and Distribution Plans      25



                            How to Redeem Shares                              26



                            How to Exchange Shares                            27



                            How the Funds Value Their Shares                  28



                            How Dividends and Distributions are Made; Tax
                            Information                                       28



                            Appendix A -- Portfolio Securities                30



                            Appendix B -- Description of Ratings              35




                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



INVESTOR C SHARES



                                                                                   Nations            Nations
                                                                Nations            Equity            Balanced
                                                              Value Fund         Income Fund        Assets Fund
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                     None               None               None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1               .50%               .50%               .50%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                      .75%               .70%               .75%
Rule 12b-1 Fees                                                      .25%               .25%               .25%
Shareholder Servicing Fees                                           .25%               .25%               .25%
Other Expenses                                                       .17%               .25%               .20%
Total Operating Expenses                                            1.42%              1.45%              1.45%

                                                                Nations
                                                                Capital       Nations Emerging
                                                              Growth Fund        Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                     None               None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1               .50%               .50%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                      .75%               .75%
Rule 12b-1 Fees                                                      .25%               .25%
Shareholder Servicing Fees                                           .25%               .25%
Other Expenses                                                       .17%               .20%
Total Operating Expenses                                            1.42%              1.45%



                                                                               Nations            Nations
                                                                             Disciplined       International    Nations Emerging
                                                                             Equity Fund        Equity Fund       Markets Fund
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                                    None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                           .50%               .50%               .50%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                                     .75%               .90%              1.10%
Rule 12b-1 Fees                                                                     .25%               .25%               .25%
Shareholder Servicing Fees                                                          .25%               .25%               .25%
Other Expenses                                                                      .25%               .20%               .80%
Total Operating Expenses                                                           1.50%              1.60%              2.40%


                                                                           Nations Pacific
                                                                             Growth Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                                    None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)1                                           .50%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                                     .90%
Rule 12b-1 Fees                                                                     .25%
Shareholder Servicing Fees                                                          .25%
Other Expenses                                                                      .80%
Total Operating Expenses                                                           2.20%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.

EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund
1 Year                                                          $      19            $      20            $      20
3 Years                                                         $      45            $      46            $      46
5 Years                                                         $      78            $      79            $      79
10 Years                                                        $     170            $     174            $     174

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      19            $      20
3 Years                                                         $      45            $      46
5 Years                                                         $      78            $      79
10 Years                                                        $     170            $     174



                                                                 Nations              Nations              Nations
                                                               Disciplined         International       Emerging Market
                                                               Equity Fund          Equity Fund             Funds
1 Year                                                          $      20            $      21            $      29
3 Years                                                         $      46            $      50            $      70
5 Years                                                               N/A            $      87                  N/A
10 Years                                                              N/A            $     190                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      27
3 Years                                                         $      69
5 Years                                                               N/A
10 Years                                                              N/A


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming a 5% annual return but no redemption.


                                                                                      Nations              Nations
                                                                 Nations              Equity              Balanced
                                                               Value Fund           Income Fund          Assets Fund
1 Year                                                          $      14            $      15            $      15
3 Years                                                         $      45            $      46            $      46
5 Years                                                         $      78            $      79            $      79
10 Years                                                        $     170            $     174            $     174

                                                                                      Nations
                                                                 Nations          Emerging Growth
                                                           Capital Growth Fund         Fund
1 Year                                                          $      14            $      15
3 Years                                                         $      45            $      46
5 Years                                                         $      78            $      79
10 Years                                                        $     170            $     174



                                                                 Nations              Nations              Nations
                                                           Disciplined Equity      International       Emerging Market
                                                                  Fund              Equity Fund             Funds
1 Year                                                          $      15            $      16            $      24
3 Years                                                         $      47            $      50            $      75
5 Years                                                               N/A            $      87                  N/A
10 Years                                                              N/A            $     190                  N/A


                                                                 Nations
                                                           Pacific Growth Fund
1 Year                                                          $      22
3 Years                                                         $      69
5 Years                                                               N/A
10 Years                                                              N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. Except for the Nations Emerging Markets Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, the figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. In particular, the figures reflect a waiver effective January 1, 1996, of each Fund's Rule 12b-1 fees to 0.25% of each Fund's average daily net assets. Absent such waiver, each Fund's Total Operating Expenses would be 0.50% greater than the amount shown. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization and History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.



FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   12.90          $   13.64            $   12.41
Net investment income                                                            0.08               0.12                 0.13
Net realized and unrealized gain/(loss) on investments                           2.10              (0.22)                1.32
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     2.18              (0.10)                1.45
Distributions:
Dividends from net investment income                                            (0.08)             (0.10)               (0.13)
Distributions from net realized capital gains                                   (0.67)             (0.54)               (0.09)
Total distributions                                                             (0.75)             (0.64)               (0.22)
Net asset value, end of period                                              $   14.33          $   12.90            $   13.64
Total return++                                                                  18.03%             (0.92)%              11.85%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $   3,571          $   2,983            $   2,997
Ratio of operating expenses to average net assets                                1.91%+             1.93%                1.96%
Ratio of net investment income to average net assets                             1.17%+             0.85%                0.98%
Portfolio turnover rate                                                            36%                75%                  64%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                  1.91%+             1.93%                1.97%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                            $    0.08          $    0.12            $    0.13


                                                                               PERIOD
                                                                                ENDED
INVESTOR C SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                       $   11.63
Net investment income                                                           0.07
Net realized and unrealized gain/(loss) on investments                          0.78
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.85
Distributions:
Dividends from net investment income                                          (0.07)
Distributions from net realized capital gains                                     --
Total distributions                                                           (0.07)
Net asset value, end of period                                             $   12.41
Total return++                                                                  7.33%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   1,286
Ratio of operating expenses to average net assets                               1.98%+
Ratio of net investment income to average net assets                            1.22%+
Portfolio turnover rate                                                           60%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.98%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.07

  * The Nations Value Fund Investor C Shares commenced operations on June 17, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

+++ Unaudited.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND

                                                                                               YEAR               YEAR
                                                                                               ENDED              ENDED
INVESTOR C SHARES                                                                            05/31/95           05/31/94
Operating performance:
Net asset value, beginning of period                                                       $   11.47            $   12.04
Net investment income                                                                           0.32                 0.28
Net realized and unrealized gain on investments                                                 1.08                 0.21
Net increase in net assets resulting from investment operations                                 1.40                 0.49
Distributions:
Dividends from net investment income                                                           (0.31)               (0.25)
Distributions from net realized capital gains                                                  (0.73)               (0.81)
Total distributions                                                                            (1.04)               (1.06)
Net asset value, end of period                                                             $   11.83            $   11.47
Total return++                                                                                 13.49%                3.96%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   4,278            $   4,221
Ratio of operating expenses to average net assets                                               1.92%                1.94%
Ratio of net investment income to average net assets                                            2.75%                2.41%
Portfolio turnover rate                                                                          158%                 116%
Ratio of operating expenses to average net assets without waivers and reimbursements            1.93%                1.95%
Net investment income per share without waivers and reimbursements                         $    0.32            $    0.28

                                                                                              PERIOD
                                                                                               ENDED
INVESTOR C SHARES                                                                            05/31/93*
Operating performance:
Net asset value, beginning of period                                                       $   11.13
Net investment income                                                                           0.32
Net realized and unrealized gain on investments                                                 1.32
Net increase in net assets resulting from investment operations                                 1.64
Distributions:
Dividends from net investment income                                                           (0.28)
Distributions from net realized capital gains                                                  (0.45)
Total distributions                                                                            (0.73)
Net asset value, end of period                                                             $   12.04
Total return++                                                                                 15.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                       $   4,377
Ratio of operating expenses to average net assets                                               1.92%+
Ratio of net investment income to average net assets                                            2.37%+
Portfolio turnover rate                                                                           55%
Ratio of operating expenses to average net assets without waivers and reimbursements            2.04%+
Net investment income per share without waivers and reimbursements                         $    0.31

  * The Nations Equity Income Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS BALANCED ASSETS FUND

                                                                             SIX MONTHS
                                                                                ENDED              YEAR               YEAR
                                                                              05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                            (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                        $   10.38            $   10.82          $   10.23
Net investment income                                                            0.11                 0.14               0.23
Net realized and unrealized gain/(loss) on investments                           1.13                (0.43)              0.59
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.24                (0.29)              0.82
Distributions:
Dividends from net investment income                                            (0.08)               (0.15)             (0.23)
Distributions from net realized gains                                           (0.02)                  --                 --
Total distributions                                                             (0.10)               (0.15)             (0.23)
Net asset value, end of period                                              $   11.52            $   10.38          $   10.82
Total return++                                                                  11.93%               (2.72)%             8.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     798            $     951          $   1,196
Ratio of operating expenses to average net assets                                1.99%+               1.98%              1.90%
Ratio of net investment income to average net assets                             2.11%+               1.31%              1.82%
Portfolio turnover rate                                                           101%                 156%                50%
Ratio of operating expenses to average net assets before fee waivers             1.99%+               1.99%              1.97%
Net investment income per share before fee waivers                          $    0.11            $    0.14          $    0.22


                                                                               PERIOD
                                                                                ENDED
INVESTOR C SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of period                                       $   10.00
Net investment income                                                           0.01
Net realized and unrealized gain/(loss) on investments                          0.22##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.23
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of period                                             $   10.23
Total return++                                                                  2.30%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $     156
Ratio of operating expenses to average net assets                               1.30%+
Ratio of net investment income to average net assets                            2.85%+
Portfolio turnover rate                                                           79%
Ratio of operating expenses to average net assets before fee waivers            2.05%+
Net investment income per share before fee waivers                         $    0.01

  * The Nations Balanced Assets Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
+++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS CAPITAL GROWTH FUND


                                                                   SIX MONTHS
                                                                      ENDED                  YEAR                   YEAR
                                                                    05/31/95                 ENDED                  ENDED
INVESTOR C SHARES                                                  (UNAUDITED)             11/30/94               11/30/93
Operating performance:
Net asset value, beginning of period                                $   11.14              $   11.01              $   10.67
Net investment income/(loss)                                             0.01                  (0.02)                 (0.00)(a)
Net realized and unrealized gain on investments                          1.35                   0.15                   0.38
Net increase in net assets resulting from investment
  operations                                                             1.36                   0.13                   0.38
Distributions:
Dividends from net investment income                                       --                     --                  (0.03)
Distributions from net realized gains                                   (0.26)                 (0.00)(a)              (0.01)
Total distributions                                                     (0.26)                 (0.00)(a)              (0.04)
Net asset value, end of period                                      $   12.24              $   11.14              $   11.01
Total return++                                                          12.59%                  1.22%                  3.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   2,921              $   2,394              $   2,919
Ratio of operating expenses to average net assets                        1.91%+                 1.90%                  1.80%
Ratio of net investment income/(loss) to average net assets              0.03%+                (0.15)%                (0.16)%
Portfolio turnover rate                                                    43%                    56%                    81%
Ratio of operating expenses to average net assets before fee
  waivers                                                                1.97%+                 1.91%                  1.89%
Net investment income/(loss) per share before fee waivers           $   (0.01)             $   (0.02)             $    0.00(a)


                                                                     PERIOD
                                                                      ENDED
INVESTOR C SHARES                                                   11/30/92*
Operating performance:
Net asset value, beginning of period                              $   10.00
Net investment income/(loss)                                          (0.00)(a)
Net realized and unrealized gain on investments                        0.67##
Net increase in net assets resulting from investment
  operations                                                           0.67
Distributions:
Dividends from net investment income                                     --
Distributions from net realized gains                                    --
Total distributions                                                    0.00(a)
Net asset value, end of period                                    $   10.67
Total return++                                                         6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                              $     406
Ratio of operating expenses to average net assets                      1.30%+
Ratio of net investment income/(loss) to average net assets            0.33%+
Portfolio turnover rate                                                   7%
Ratio of operating expenses to average net assets before fee
  waivers                                                              2.05%+
Net investment income/(loss) per share before fee waivers         $    0.00(a)


  * The Nations Capital Growth Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
 (a) Value represents less than $0.01 per share.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EMERGING GROWTH FUND


                                                                                     SIX MONTHS
                                                                                        ENDED                YEAR
                                                                                      05/31/95               ENDED
INVESTOR C SHARES                                                                    (UNAUDITED)           11/30/94#
Operating performance:
Net asset value, beginning of period                                                  $   11.20            $   10.78
Net investment income/(loss)                                                              (0.03)               (0.14)
Net realized and unrealized gain on investments                                            0.93                 0.70
Net increase in net assets resulting from investment operations                            0.90                 0.56
Distributions:
Distributions from net realized gains                                                     (0.40)               (0.14)
Total distributions                                                                       (0.40)               (0.14)
Net asset value, end of period                                                        $   11.70            $   11.20
Total return++                                                                             8.54%                5.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     649            $     542
Ratio of operating expenses to average net assets                                          1.97%+               2.01%
Ratio of net investment income/(loss) to average net assets                               (0.90)%+             (1.29)%
Portfolio turnover rate                                                                      69%                 129%
Ratio of operating expenses to average net assets before fee waivers                       1.98%+               2.01%
Net investment income/(loss) per share before fee waivers                             $   (0.03)           $   (0.14)


                                                                                       PERIOD
                                                                                        ENDED
INVESTOR C SHARES                                                                     11/30/93*
Operating performance:
Net asset value, beginning of period                                                  $    9.89
Net investment income/(loss)                                                              (0.09)
Net realized and unrealized gain on investments                                            0.98
Net increase in net assets resulting from investment operations                            0.89
Distributions:
Distributions from net realized gains                                                        --
Total distributions                                                                          --
Net asset value, end of period                                                        $   10.78
Total return++                                                                             9.00%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                  $     469
Ratio of operating expenses to average net assets                                          1.80%+
Ratio of net investment income/(loss) to average net assets                               (1.15)%+
Portfolio turnover rate                                                                     159%
Ratio of operating expenses to average net assets before fee waivers                       2.01%+
Net investment income/(loss) per share before fee waivers                             $   (0.11)


 * The Nations Emerging Growth Fund Investor C Shares commenced operations on December 18, 1992.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DISCIPLINED EQUITY FUND

                                                                                              PERIOD

                                                                                              ENDED

                                                                                              05/31/95

INVESTOR C SHARES                                                                          (UNAUDITED)*#
Operating performance:
Net asset value, beginning of period                                                         $   14.08
Net investment income/(loss)                                                                      0.01
Net realized and unrealized gain/(loss) on investments                                            0.35
Net increase/(decrease) in net assets resulting from investment operations                        0.36
Distributions:
Dividends from net investment income                                                               --
Distributions from net realized gains                                                              --
Return of capital                                                                                  --
Total distributions                                                                                --
Net asset value, end of period                                                               $   14.44
Total return++                                                                                    2.56%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                $7
Ratio of operating expenses to average net assets                                                 0.94%+
Ratio of net investment income/(loss) to average net assets                                       1.37%+
Portfolio turnover rate                                                                             98%
Ratio of operating expenses to average net assets before fee waivers                              1.65%+
Net investment income/(loss) per share before fee waivers                                    $    0.01


 * The Nations Disciplined Equity Fund Investor C Shares commenced operations on May 10, 1995.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND


                                                                                                  YEAR               YEAR
                                                                                                  ENDED              ENDED
INVESTOR C SHARES                                                                               05/31/95#          05/31/94#
Operating performance:
Net asset value, beginning of period                                                            $   11.86          $   10.49
Net investment income/(loss)                                                                         0.02              (0.03)
Net realized and unrealized gain/(loss) on investments                                              (0.21)              1.43
Net increase/(decrease) in net assets resulting from investment operations                          (0.19)              1.40
Distributions:
Dividends from net investment income                                                                   --              (0.01)
Distributions from net realized capital gains                                                       (0.12)             (0.02)
Distributions in excess of net realized capital gains                                               (0.10)                --
Total distributions                                                                                 (0.22)             (0.03)
Net asset value, end of period                                                                  $   11.45          $   11.86
Total return++                                                                                      (1.56)%            13.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     495          $     339
Ratio of operating expenses to average net assets                                                    2.03%              2.17%
Ratio of net investment income/(loss) to average net assets                                          0.17%             (0.25)%
Portfolio turnover rate                                                                                92%                39%
Ratio of operating expenses to average net assets without waivers and reimbursements                 2.04%              2.18%
Net investment income/(loss) per share without waivers and reimbursements                       $    0.02          $   (0.03)

                                                                                                 PERIOD
                                                                                                  ENDED
INVESTOR C SHARES                                                                              05/31/93*#
Operating performance:
Net asset value, beginning of period                                                            $   10.10
Net investment income/(loss)                                                                         0.00**
Net realized and unrealized gain/(loss) on investments                                               0.48
Net increase/(decrease) in net assets resulting from investment operations                           0.48
Distributions:
Dividends from net investment income                                                                (0.07)
Distributions from net realized capital gains                                                       (0.02)
Distributions in excess of net realized capital gains                                                  --
Total distributions                                                                                 (0.09)
Net asset value, end of period                                                                  $   10.49
Total return++                                                                                       4.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                            $     200
Ratio of operating expenses to average net assets                                                    2.30%+
Ratio of net investment income/(loss) to average net assets                                          0.03%+
Portfolio turnover rate                                                                                41%
Ratio of operating expenses to average net assets without waivers and reimbursements                 2.32%+
Net investment income/(loss) per share without waivers and reimbursements                       $    0.00**


 * The Nations International Equity Fund Investor C Shares commenced operations on June 17, 1992.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS EMERGING MARKETS FUND


                                                                                                   PERIOD

                                                                                                   ENDED

INVESTOR C SHARES                                                                                  09/30/95*#
For a Share Outstanding Thoughout the Period:
Net asset value, beginning of period                                                               $   10.00
Net investment income/(loss)##                                                                         (0.02)
Net realized and unrealized gain/(loss) on investments                                                 (0.13)
Net increase/(decrease) in net assets resulting from investment operations                             (0.15)
Distributions:
Dividends from net investment income                                                                     N/A
Total Distributions                                                                                      N/A
Net asset value, end of period                                                                     $    9.85
Total return++                                                                                         (1.50)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000')                                                                $      10
Ratio of operating expenses to average net assets                                                       2.90%+
Ratio of net investment income/(loss) to average net assets                                            (1.03)%+
Portfolio turnover rate                                                                                    10%


  * The Fund's Investor C Shares commenced operations on June 30, 1995.
 ** Amount represents less than $0.01 per share.
  + Annualized.
 ++ Total Return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS PACIFIC GROWTH FUND



                                                                                                   PERIOD

                                                                                                   ENDED

INVESTOR C SHARES                                                                                09/30/95*#
For a Share Outstanding Throughout the Period:
Net asset value, beginning of period                                                              $   10.00
Net investment income/(loss)##                                                                        (0.02)
Net realized and unrealized gain/(loss) on investments                                                (0.30)
Net increase/(decrease) in net assets resulting from investment operations                            (0.32)
Distributions:
Dividends from net investment income                                                                    N/A
Total Distributions                                                                                     N/A
Net asset value, end of period                                                                    $    9.68
Total return++                                                                                        (3.20)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                              $      46
Ratio of operating expenses to average net assets                                                      2.70%+
Ratio of net investment income/(loss) to average net assets                                           (0.85)%+
Portfolio turnover rate                                                                                   3%


  * The Fund's Investor C Shares commenced operations on June 30, 1995.
 ** Amount represents less than $0.01 per share.
  + Annualized.
 ++ Total Return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

   Objectives

GROWTH AND INCOME FUNDS:

NATIONS VALUE FUND: The Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.


NATIONS EQUITY INCOME FUND: The Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.


NATIONS BALANCED ASSETS FUND: The Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities and cash equivalents.

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: The Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above-average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.


NATIONS EMERGING GROWTH FUND: The Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.


NATIONS DISCIPLINED EQUITY FUND: The Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.


INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.

NATIONS EMERGING MARKETS FUND: The Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: The Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).

   How Objectives Are Pursued

GROWTH AND INCOME FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a universe of approximately 800 stocks monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (e.g. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Stock Index ("S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (e.g. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (e.g., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P), or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."



NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund principally invests: common stocks, fixed income securities and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation, and that high quality companies with above-average earnings growth and return on equity offer the best growth prospects among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with records of above-average earnings growth and above-average capital growth potential. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See
"Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments, see "Appendix A."

GROWTH FUNDS:


NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above-average earnings growth potential.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;

(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above-average market performance. Through intensive research, visits to many companies each year, and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domes-tic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


The Fund may invest in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.

INTERNATIONAL FUNDS:

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund also may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's, S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of those ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's instruments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and the Far East include Australia, Hong Kong, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (e.g., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in issuers that conduct their principal business activities in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

GENERAL: Each Fund may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ( the "CFTC") and options thereon for market exposure risk management. The Nations Balanced Assets Fund also may engage in dollar roll transactions. Each Fund may lend its portfolio securities to qualified institutional investors. Each Fund also may invest in restricted, private placement and other illiquid securities and securities issued by other investment companies, consistent with the Fund's investment objective and policies. Each Fund (except the Nations Balanced Assets Fund) may invest in real estate investment trust securities.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND AND NATIONS PACIFIC GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, certain Funds present unique risks that investors should be aware of.

Investors in the Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and the Far East.

The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long-term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies.


The financial markets of emerging market countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.

See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 75% for Nations Emerging Markets Fund and Nations Pacific Growth Fund. For other Funds' portfolio turnover rate, see "Financial Highlights." If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and tax-exempt securities issued by state or municipal governments and their political subdivisions are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.


Set forth below is certain performance data for the Pacific Ex-Japan Composite and the Emerging Markets Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite and the Emerging Markets Composite have investment objectives, policies and restrictions that are substantially similar to those of the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Pacific Growth Fund and Nations Emerging Markets Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NBAI, NATIONS GARTMORE OR THE FUNDS.


                                           Average Annual Total
                                          Return for the Periods
PACIFIC EX-JAPAN                            Indicated through
  COMPOSITE                                  March 31, 1995*


One Year                                            4.90%
Three Year                                         24.50%
Five Year                                          15.70%
Since Inception on January 1, 1988                 22.20%

Annual Total Returns*

   1988        1989        1990        1991        1992        1993        1994

  10.70%      56.10%     (1.50)%      20.30%      21.10%     106.90%     (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                           Average Annual Total
                                          Return for the Periods
EMERGING MARKETS                            Indicated through
  COMPOSITE                                  March 31, 1995*

One Year                                            (24.40)%
Since Inception on January 1, 1993                    9.60%

Annual Total Returns*

   1993        1994
  73.90%     (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.


Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:


                                           Average Annual Total
                                          Return for the Periods
NATIONS INTERNATIONAL EQUITY                Indicated through
  FUND -- INVESTOR C SHARES                   March 31, 1995
One Year                                           (2.34%)
Since Inception on June 17, 1992                    4.62%

Annual Total Returns

   1993        1994

  25.78%      1.36%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Trust A, Trust B, Investor A and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed

The business and affairs of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc., serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.



Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank, owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to various Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.75% of the average daily net assets of each of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund; and 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; and 0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; and 1.10% of Nations Emerging Markets Fund's average daily net assets.



For the services provided and the expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; and 0.20% of the Nations Equity Income Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets and 0.70% of Pacific Growth Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or TradeStreet and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets:
Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.05%; Nations Value Fund -- 0.74%; and Nations Balanced Assets Fund -- 0.75%. For the fiscal year ended November 30, 1994, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.21% of the Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.40% the Nations International Equity Fund's average daily net assets and 0.68% of the Nations Equity Income Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.



Philip Ehrmann is the principal portfolio manager of the Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.


Sharon M. Herrmann has been the principal portfolio manager for Nations Value Fund since its inception in 1989. Ms. Herrmann is a Senior Vice President and Director of the Value Equity Style Group and personally manages the core value equity funds of NationsBank's trust investment division. Ms. Herrmann has over 20 years investment experience with NationsBank. Ms. Herrmann earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research.

Philip J. Sanders, a member of the Value Equity Group, has been the principal portfolio manager for the Nations Capital Growth Fund since May of 1995. Mr. Sanders is also the Vice President and Fund Manager of the Nations Balanced Target Maturity Fund. Mr. Sanders joined NationsBank in 1988 and prior to joining NationsBank he was employed at Duke Power Company for six years where he supervised and performed various types of detailed financial analysis. He holds a B.A. in Economics from the University of Michigan and an M.B.A. from the University of North Carolina in Charlotte. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Julie L. Hale is the Vice President and Manager of the Balanced Assets Group and Co-Manager of the Equity Income Group and has been the principal portfolio manager for the Nations Balanced Assets Fund since May of 1995. Ms. Hale joined NationsBank in 1991 and was previously employed with National City Bank in Ohio and the Mercantile Safe Deposit & Trust Company in Baltimore, Maryland. She received a B.S. from Mount St. Mary's College and an M.B.A. from Kent State University. She is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.


Edward E. Smiley is a Senior Vice President of NationsBank and has been the principal portfolio manager for Nations Emerging Growth Fund since 1992. Mr. Smiley received his B.B.A. in Management from Southern Methodist University in 1966 and is a Chartered Financial Analyst. After serving in investment positions with Merrill Lynch and Dean Witter, Mr. Smiley joined Interfirst Investment Management as a senior portfolio manager in 1980. Mr. Smiley manages Emerging-Midcap Funds Style Group for NationsBank. Mr. Smiley also serves as one of the officer members on the Growth Equity Style Group. Mr. Smiley is a member of the Association for Investment Management and Research and the Dallas Association of Investment Analysts. Mr. Smiley has over 25 years of investment experience.



Jeff C. Moser, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Disciplined Equity Fund since 1995. He joined NationsBank in 1983 and has been employed there as an equity analyst, account portfolio manager and fund manager. Mr. Moser received a B.S. degree in Mathematics from Wake Forest University where he graduated Phi Beta Kappa. He also holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.

Seok Teoh is the principal portfolio manager of the Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Stephen Watson has been the principal portfolio manager of the Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.


Eric S. Williams, a Senior Vice President of NationsBank, has been the principal portfolio manager for Nations Equity Income Fund since 1991. Mr. Williams is Senior Portfolio Manager for NationsBank's investment management division's Equity Income Style Group. He has a B.S. in Business Administration, SUMMA CUM LAUDE, from East Carolina University and has an M.B.A. in Finance from Indiana University. Mr. Williams has been with NationsBank's investment management division since 1986. He is a member of the Association for Investment Management and Research and is on the Advisory Board of Indiana University's Reese Investment Fund.


Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations International Equity Fund and the Nations Equity Income Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund.

NationsBank of Texas, N.A. ("NationsBank of Texas" and collectively with Morgan Guaranty, the "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly
(i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it serves as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds.


TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Their address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the relevant Board of Trustees or Board of Directors deems appropriate.


   Organization And History

The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.


NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Trust A Shares, Trust B Shares, Investor A Shares, Investor C Shares and Investor N Shares. This Prospectus relates only to the Investor C Shares of Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Value Fund and Nations Balanced Assets Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the Investment Company Act of 1940 (the "1940 Act") requires voting by fund.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, Richard B. Boyle owned of record 25% or more of Investor C Shares of the Nations Disciplined Equity Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations International Equity Fund and Nations Equity Income Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations Emerging Markets Fund and Nations Pacific Growth Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations

Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. In addition, as of August 31, 1995, Carolyn Branan owned of record 25% or more of the Investor C Shares of the Nations Pacific Growth Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").



There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for Individual Retirement Account ("IRA") investors;

(Bullet) $250 for non-working spousal IRAs; and (Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").



With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.



SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution Plans



Pursuant to Rule 12b-1 under the 1940 Act, the Trustees and Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees and Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

The Trustees and Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.



In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC. No CDSC is imposed on increases in net asset value above the ini-tial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.



The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.



Within 120 after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.



AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.


   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any money market fund offered by Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received. No CDSC will be imposed in connection with an exchange of Investor Shares that meets the requirements discussed in this section.



If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to the original shares purchased (except for Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund Shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires Investor D Shares of a money market fund or Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund with shares of another Fund purchased prior to

January 1, 1996, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within 30 days prior to the redemption. Additionally, when an investor exchanges Investor C Shares of a Fund for shares of another fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS: The Funds distribute any net investment income each calendar quarter and any net realized capital gains (including net short-term capital gains) at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Investor C Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.



TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)


Corporate investors in the Funds (except Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund) may be entitled to the dividends-received deduction on all or a portion of such Funds' dividends. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each of Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each of those Funds will consist of securities of foreign issuers, and therefore each of those Funds may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

Mortgage backed securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), parallel pay CMOs, planned amortization class CMOs ("PAC Bonds") and stripped mortgage-backed securities ("SMBS"), including interest-only and principal-only SMBS. SMBS may be more volatile than other debt securities. For additional information concerning mortgage backed securities, see the related SAI.

Non-mortgage asset backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objections Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


The Nations International Equity Fund, the Nations Emerging Markets Fund and/or the Nations Pacific Growth Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.


If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated Ba or B by Moody's or BB or B by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.


The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.


Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax-exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, a Fund may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

The following summarizes the three highest short-term debt ratings used by IBCA:

     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                   INVESTOR C SHARES
                                  SEPTEMBER 30, 1995
                                  AS SUPPLEMENTED ON
                                    JANUARY 19, 1996



This Prospectus describes the NATIONS SHORT-TERM
INCOME FUND, NATIONS SHORT-INTERMEDIATE GOVERNMENT
FUND, NATIONS GOVERNMENT SECURITIES FUND, NATIONS
STRATEGIC FIXED INCOME FUND, NATIONS DIVERSIFIED
INCOME FUND AND NATIONS GLOBAL GOVERNMENT INCOME
FUND (the "Funds") of the Nations Fund Family
("Nations Fund" or "Nations Fund Family"). This
Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios") is contained in separate Statements of Additional
Information (the "SAIs"), which have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, dated September 30, 1995, September 30,
1995 and July 1, 1995, respectively, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the Nations
Global Government Income Fund. As used herein the
"Adviser" shall mean NBAI, TradeStreet and/or
Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                    Nations Short-Term Income
                                                    Fund

                                                    Nations Short-Intermediate
                                                    Government Fund

                                                    Nations Government
                                                    Securities Fund

                                                    Nations Strategic Fixed
                                                    Income Fund

                                                    Nations Diversified Income
                                                    Fund

                                                    Nations Global Government
                                                    Income Fund

                                                    For purchase, redemption and
                                                    performance information
                                                    call:
                                                    1-800-321-7854

                                                    Nations Fund
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255
                                                    (Nations Fund Logo)

                            Table  Of  Contents

About The Funds

                            Expenses Summary                                   3


                            Financial Highlights                               4



                            Objectives                                         8



                            How Objectives Are Pursued                         8



                            How Performance is Shown                          13



                            How the Funds are Managed                         14



                            Organization and History                          17


About Your Investment


                            How to Buy Shares                                 19



                            Shareholder Servicing and Distribution Plans      20



                            How to Redeem Shares                              21



                            How to Exchange Shares                            22



                            How the Funds Value Their Shares                  23



                            How Dividends and Distributions are Made; Tax
                            Information                                       23



                            Appendix A -- Portfolio Securities                24



                            Appendix B -- Description of Ratings              32




                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds
   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in Investor C Shares of the indicated Fund over specified periods.


INVESTOR C SHARES



                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Sales Load Imposed on Purchases                       None                 None                 None                 None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                             .50%                 .50%                 .50%                 .50%

                                                                   Nations Global
                                            Nations Diversified   Government Income
SHAREHOLDER TRANSACTION EXPENSES                Income Fund             Fund
Sales Load Imposed on Purchases                       None                 None
Deferred Sales Charge (as a percentage of
  the lower of the original purchase price
  or redemption proceeds)1                             .50%                 .50%




ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average
  net assets)

                                                                            Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund

Management Fees2                                       .30%                 .40%                 .50%                 .50%
Rule 12b-1 Fees2                                       .10%                 .25%                 .25%                 .25%
Shareholder Servicing Fees2                            .25%                 .25%                 .25%                 .25%
Other Expenses                                         .22%                 .18%                 .30%                 .16%
Total Operating Expenses2                              .87%                1.08%                1.30%                1.16%


                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund

Management Fees2                                       .50%                 .70%
Rule 12b-1 Fees2                                       .25%                 .25%
Shareholder Servicing Fees2                            .25%                 .25%
Other Expenses                                         .32%                 .60%
Total Operating Expenses2                             1.32%                1.80%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.

2 After any waivers and reimbursements.
EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund
1 Year                                           $      14            $      16            $      18            $      17
3 Years                                          $      28            $      34            $      41            $      37
5 Years                                          $      48            $      60            $      71            $      64
10 Years                                         $     107            $     132            $     157            $     141

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      18            $      23
3 Years                                          $      42            $      57
5 Years                                          $      72                  N/A
10 Years                                         $     159                  N/A


You would pay the following expenses on a $1,000 investment in Investor C Shares of the indicated Fund, assuming a 5% annual return but no redemption.


                                                                   Nations Short-
                                            Nations Short-Term      Intermediate      Nations Government    Nations Strategic
                                                Income Fund        Government Fund      Securities Fund     Fixed Income Fund
1 Year                                           $       9            $      11            $      13            $      12
3 Years                                          $      28            $      34            $      41            $      37
5 Years                                          $      48            $      60            $      71            $      64
10 Years                                         $     107            $     132            $     157            $     141

                                                                   Nations Global
                                            Nations Diversified   Government Income
                                                Income Fund             Fund
1 Year                                           $      13            $      18
3 Years                                          $      42            $      57
5 Years                                          $      72                  N/A
10 Years                                         $     159                  N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. Except for the Nations Global Government Income Fund which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fees waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How the Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing and Distribution Plans."


Absent fee waivers and reimbursements, "Management Fees," "Rule 12b-1 Fees," "Shareholder Servicing Fees" and "Total Operating Expenses" for Investor C Shares of the indicated Fund would have been as follows: Nations Short-Term Income Fund -- .60%, .75%, .25% and 1.82%, respectively; Nations Short-Intermediate Government Fund -- .60%, .75%, .25% and 1.78%, respectively; Nations Government Securities Fund -- .64%, .75%, .25% and 1.94%, respectively; Nations Strategic Fixed Income Fund -- .60%, .75%, .25% and 1.76%, respectively; Nations Diversified Income Fund -- .60%, .75%, .25% and 1.92%, respectively; and Nations Global Government Income Fund -- .70%, .75%, .25% and 2.30%, respectively.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.
   Financial Highlights

The audited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization and History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                                          SIX MONTHS            YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94#          11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.48          $   10.01          $    9.75
Net investment income                                                           0.28               0.46               0.48
Net realized and unrealized gain/(loss) on investments                          0.28              (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.56              (0.05)              0.74
Distributions:
Dividends from net investment income                                            0.28%             (0.44)             (0.48)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from capital                                                        --              (0.02)                --
Total distributions                                                            (0.28)             (0.48)             (0.48)
Net asset value, end of period                                             $    9.76          $    9.48          $   10.01
Total return++                                                                  6.05%             (0.51)%             7.73%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $   6,964          $   8,102          $  19,851
Ratio of operating expenses to average net assets                               0.86%+             0.89%              0.87%
Ratio of net investment income to average net assets                            6.00%+             4.84%              4.77%
Portfolio turnover rate                                                          145%               293%               121%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.21%+             1.21%              1.29%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.26          $    0.43          $    0.45

                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $   10.00
Net investment income                                                         0.08
Net realized and unrealized gain/(loss) on investments                       (0.26)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.18)
Distributions:
Dividends from net investment income                                         (0.07)
Distributions in excess of net investment income                                --
Distributions from capital                                                      --
Total distributions                                                          (0.07)
Net asset value, end of period                                           $    9.75
Total return++                                                               (1.82)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $   6,747
Ratio of operating expenses to average net assets                             0.80%+
Ratio of net investment income to average net assets                          5.04%+
Portfolio turnover rate                                                         45%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.40%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.07

  * The Nations Short-Term Income Fund Investor C Shares commenced operations on October 2, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                  SIX MONTHS ENDED          YEAR                YEAR
                                                                      05/31/95             ENDED               ENDED
INVESTOR C SHARES                                                   (UNAUDITED)           11/30/94            11/30/93
Operating performance:
Net asset value, beginning of period                                $     3.93          $     4.28          $     4.16
Net investment income                                                     0.11                0.20                0.20
Net realized and unrealized gain/(loss) on investments                    0.16               (0.33)               0.14
Net increase/(decrease) in net assets resulting from investment
  operations                                                              0.27               (0.13)               0.34
Distributions:
Dividends from net investment income                                     (0.11)              (0.20)              (0.20)
Distributions in excess of net investment income                            --               (0.00)#                --
Distributions from net realized capital gains                               --               (0.02)              (0.02)
Total distributions                                                      (0.11)              (0.22)              (0.22)
Net asset value, end of period                                      $     4.09          $     3.93          $     4.28
Total return++                                                            6.98%              (2.80)%              8.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                $   13,742          $   16,725          $   31,440
Ratio of operating expenses to average net assets                         1.08%+              1.17%               1.30%
Ratio of net investment income to average net assets                      5.57%+              5.18%               4.65%
Portfolio turnover rate                                                    130%                133%                 92%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                   1.29%+              1.38%               1.54%
Net investment income per share before fee waivers and/or
  expense reimbursements                                            $     0.10          $     0.19          $     0.19


                                                                       PERIOD
                                                                       ENDED
INVESTOR C SHARES                                                    11/30/92*
Operating performance:
Net asset value, beginning of period                               $    4.19
Net investment income                                                   0.10
Net realized and unrealized gain/(loss) on investments                 (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                            0.07
Distributions:
Dividends from net investment income                                   (0.10)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Total distributions                                                    (0.10)
Net asset value, end of period                                     $    4.16
Total return++                                                          1.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $  24,352
Ratio of operating expenses to average net assets                       1.18%+
Ratio of net investment income to average net assets                    4.80%+
Portfolio turnover rate                                                   25%
Ratio of operating expenses to average net assets before fee
  waivers and/or expense reimbursements                                 1.44%+
Net investment income per share before fee waivers and/or
  expense reimbursements                                           $    0.09

  * The Nations Short-Intermediate Government Fund Investor C Shares commenced operations on June 17, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
 # Value represents less than $0.01 per share.
                                                                               5

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                                                                          YEAR                 YEAR
                                                                                          ENDED                ENDED
INVESTOR C SHARES                                                                       05/31/95#            05/31/94
Operating performance:
Net asset value, beginning of period                                                   $    9.80             $   10.46
Net investment income                                                                       0.57                  0.55
Net realized and unrealized gain/(loss) on investments                                      0.06                 (0.61)
Net increase/(decrease) in net assets resulting from investment operations                  0.63                 (0.06)
Distributions:
Dividends from net investment income                                                       (0.53)                (0.50)
Dividends in excess of net investment income                                                  --                 (0.01)
Distributions in excess of net realized capital gains                                         --                 (0.05)
Distributions from capital                                                                 (0.04)                (0.04)
Total distributions                                                                        (0.57)                (0.60)
Net asset value, end of period                                                         $    9.86             $    9.80
Total return++                                                                              6.76%                (0.69)%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                      $   2,945             $   5,265
Ratio of operating expenses to average net assets                                           1.51%                 1.48%
Ratio of net investment income to average net assets                                        5.94%                 5.33%
Portfolio turnover rate                                                                      413%                   56%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                            1.69%                 1.69%
Net investment income per share without waivers and reimbursements                     $    0.55             $    0.53

                                                                                         PERIOD
                                                                                          ENDED
INVESTOR C SHARES                                                                      05/31/93*#
Operating performance:
Net asset value, beginning of period                                                  $   10.52
Net investment income                                                                      0.59
Net realized and unrealized gain/(loss) on investments                                     0.02
Net increase/(decrease) in net assets resulting from investment operations                 0.61
Distributions:
Dividends from net investment income                                                      (0.63)
Dividends in excess of net investment income                                                 --
Distributions in excess of net realized capital gains                                     (0.04)
Distributions from capital                                                                   --
Total distributions                                                                       (0.67)
Net asset value, end of period                                                        $   10.46
Total return++                                                                             5.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                                     $   5,998
Ratio of operating expenses to average net assets                                          1.60%+
Ratio of net investment income to average net assets                                       5.92%+
Portfolio turnover rate                                                                     103%
Ratio of operating expenses to average net assets without waivers and
  reimbursements                                                                           1.75%+
Net investment income per share without waivers and reimbursements                    $    0.42

  * The Nations Government Securities Fund Investor C Shares commenced operations on July 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94           11/30/93
Operating performance:
Net asset value, beginning of period                                       $    9.32          $   10.55          $    9.94
Net investment income                                                           0.27               0.47               0.48
Net realized and unrealized gain/(loss) on investments                          0.70              (0.89)              0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.97              (0.42)              1.10
Distributions:
Dividends from net investment income                                           (0.27)             (0.45)             (0.48)
Distributions in excess of net investment income                                  --              (0.02)                --
Distributions from net realized capital gains                                     --              (0.34)             (0.01)
Total distributions                                                            (0.27)             (0.81)             (0.49)
Net asset value, end of period                                             $   10.02          $    9.32          $   10.55
Total return++                                                                 10.57%             (4.14)%            11.20%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $      39          $      41          $      65
Ratio of operating expenses to average net assets                               1.18%+             1.43%              1.36%
Ratio of net investment income to average net assets                            5.68%+             4.68%              4.65%
Portfolio turnover rate                                                          155%               307%               161%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                                 1.29%+             1.51%              1.52%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                           $    0.26          $    0.46          $    0.47


                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.97
Net investment income                                                         0.02
Net realized and unrealized gain/(loss) on investments                       (0.04)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 (0.02)
Distributions:
Dividends from net investment income                                         (0.01)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.01)
Net asset value, end of period                                           $    9.94
Total return++                                                               (0.22)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $      84
Ratio of operating expenses to average net assets                             1.03%+
Ratio of net investment income to average net assets                          5.40%+
Portfolio turnover rate                                                         12%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.63%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.02

  * The Nations Strategic Fixed Income Fund Investor C Shares commenced operations on November 16, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
+++ Unaudited.
6

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                                          SIX MONTHS
                                                                             ENDED              YEAR               YEAR
                                                                           05/31/95             ENDED              ENDED
INVESTOR C SHARES                                                         (UNAUDITED)         11/30/94#          11/30/93#
Operating performance:
Net asset value, beginning of period                                    $    9.67          $   10.88             $    9.96
Net investment income                                                        0.34               0.67                  0.70
Net realized and unrealized gain/(loss) on investments                       0.86              (1.06)                 0.92
Net increase/(decrease) in net assets resulting from investment
  operations                                                                 1.20              (0.39)                 1.62
Distributions:
Dividends from net investment income                                        (0.34)             (0.67)                (0.70)
Distributions in excess of net investment income                               --              (0.00)##                 --
Distributions from net realized capital gains                                  --              (0.15)                   --
Total distributions                                                         (0.34)             (0.82)                (0.70)
Net asset value, end of period                                          $   10.53          $    9.67             $   10.88
Total return++                                                              12.64%             (3.77)%               16.65%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                    $   3,153          $   2,636             $   3,633
Ratio of operating expenses to average net assets                            1.52%+             1.49%                 1.30%
Ratio of net investment income to average net assets                         6.78%+             6.56%                 6.27%
Portfolio turnover rate                                                        67%               144%                   86%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                              1.68%+             1.70%                 1.70%
Net investment income per share before fee waivers and/or expense
  reimbursements                                                        $    0.33          $    0.65             $    0.64


                                                                             PERIOD
                                                                             ENDED
INVESTOR C SHARES                                                          11/30/92*
Operating performance:
Net asset value, beginning of period                                     $    9.93
Net investment income                                                         0.03
Net realized and unrealized gain/(loss) on investments                        0.02
Net increase/(decrease) in net assets resulting from investment
  operations                                                                  0.05
Distributions:
Dividends from net investment income                                         (0.02)
Distributions in excess of net investment income                                --
Distributions from net realized capital gains                                   --
Total distributions                                                          (0.02)
Net asset value, end of period                                           $    9.96
Total return++                                                               (0.54)%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                     $     149
Ratio of operating expenses to average net assets                             1.00%+
Ratio of net investment income to average net assets                          7.01%+
Portfolio turnover rate                                                         46%
Ratio of operating expenses to average net assets before fee waivers
  and/or expense reimbursements                                               1.60%+
Net investment income per share before fee waivers and/or expense
  reimbursements                                                         $    0.03

  * The Nations Diversified Income Fund Investor C Shares commenced operations on November 9, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
## Value represents less than $0.01 per share.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD


NATIONS GLOBAL GOVERNMENT INCOME FUND


                                                                                                                         PERIOD
                                                                                                                         ENDED
INVESTOR C SHARES                                                                                                      9/30/95*
Operating Performance:
Net asset value, beginning of period                                                                                   $   10.00
Net investment income/(loss)##                                                                                              0.10
Net realized and unrealized gain/(loss) on investments                                                                      0.04
Net increase/(decrease) in net assets resulting from investment operations                                                  0.14
Distributions:
Dividends from net investment income                                                                                       (0.10)
Total Distributions                                                                                                        (0.10)
Net asset value, end of period                                                                                         $   10.04
Total return++                                                                                                              1.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                   $       9
Ratio of operating expenses to average net assets                                                                           2.30%+
Ratio of net investment income/(loss) to average net assets                                                                 4.61%+
Portfolio turnover rate                                                                                                      104%


  * The Fund's Investor C Shares operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


## For the Nations Emerging Markets Fund, the amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

   Objectives

NATIONS SHORT-TERM INCOME FUND: The Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the Fund will have an average dollar-weighted maturity of three years or less. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate- and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, the Fund is expected to have an average dollar-weighted maturity between two and seven years.

NATIONS GOVERNMENT SECURITIES FUND: The Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. NATIONS STRATEGIC FIXED INCOME FUND: The Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may under normal market conditions invest in long-term, intermediate-term and short-term securities and has not placed any limitations on the duration of the portfolio.
NATIONS DIVERSIFIED INCOME FUND: The Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. NATIONS GLOBAL GOVERNMENT INCOME FUND: The Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.
   How Objectives Are Pursued

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the following six nationally recognized statistical rating organizations, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited or its affiliate, IBCA Inc. (collectively, "IBCA") or Thomson BankWatch, Inc. ("BankWatch") (collectively, "NRSROs"), or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.")


The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic conditions warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. See "Appendix A" below for additional information concerning the investment practices of this Fund.
NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.
Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.
NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. U.S. Government Obligations include Treasury obligations, which differ only in their interest rates, maturities and times of issuance. U.S. Government Obligations also include obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). For a more detailed description of the investment practices of this Fund, see "Appendix A -- U.S. Government Obligations" and "Asset Backed Securities."
Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend-paying preferred and common stock.

Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund also may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds; obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning Asset Backed Securities, including Mortgage-Backed Securities, see "Appendix A -- Asset Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.


Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (e.g. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Fund may hold or invest in short-term U.S. Government obligations, "high quality" money market instruments (i.e., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the
10

Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.
NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.
The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.


Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's average dollar-weighted maturity will not be greater than fifteen years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.
SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, the Nations Global Government Income Fund presents unique risks that investors should be aware of.

The Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.
Moreover, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, its expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations Global Government Income Fund.
GENERAL: The Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures and options thereon approved by the Commodity Futures Trading Commission ("CFTC") for market exposure risk-management. Each of those Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Each of those Funds may engage in reverse repurchase agreements and dollar roll transactions. The National Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, annual portfolio turnover rates will not exceed 175% for Nations Global Government Income Fund. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the other Funds' portfolio turnover rates, see "Financial Highlights."

RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.
Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Funds' investment adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix
A -- Portfolio Securities."
INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs. Each Fund may not:
1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government 12

Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.
3. Each Fund (other than Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.
The Nations Global Government Income Fund may not:
Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.
The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.
   How Performance Is Shown
From time to time a Fund may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares may be calculated on an average annual total return basis or an aggregate total return basis. The "total return" of a class of shares refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.

Set forth below is certain performance data for the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Global Government Bond Ex-U.K. Composite has investment objectives, policies and restrictions that are substantially similar to those of the Nations Global Government Income Fund. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing the Nations Global Government Income Fund. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF NBAI, NATIONS GARTMORE OR THE FUNDS.

                                             Average Annual Total
                                            Return for the Periods
         GLOBAL GOVERNMENT BOND               Indicated through
           EX-U.K. COMPOSITE*                   March 31, 1995
One Year                                            7.90%
Three Year                                          9.40%
Since Inception on September 1, 1990                11.40%

Annual Total Returns**

   1991        1992        1993        1994
  19.30%      3.30%       13.50%     (2.40%)

 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for the Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government
                                                                              13

   Bond Index, would not have materially affected their total returns.
** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.
"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with such Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor C Shares, the Funds offer Trust A, Trust B, Investor A and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in a Fund will not be included in calculations of yield and total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your selling agent.

   How The Funds Are Managed
The business and affairs of Nations Fund Trust, Nations Fund, Inc., and Nations Portfolios are managed under the direction of its Board of Trustees and Boards of Directors, respectively. The SAI for Nations Fund Trust contains the names of and general background information concerning the Trustees of Nations Fund Trust. The SAIs for Nations Fund, Inc. and Nations Portfolios contain the names of and general background information concerning the respective Directors of Nations Fund, Inc. and Nations Portfolios.

Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for the Nations Global Government Income Fund, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.


TradeStreet provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking.


Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Banque Indosuez S.A., a leading French bank owns 75% of the equity of Gartmore plc. The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and invest-ment funds. As of December 31, 1994 the Gartmore Group had over $30 billion in assets under management.


Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with the Funds' investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares of a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank or Banque Indosuez S.A. has a lending relationship. For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of each of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, and Nations Short-Intermediate Government Fund; and 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; and 0.70% of the average daily net assets of Nations Global Government Income Fund.


For the services provided and the expenses assumed pursuant to a sub-advisory agreement, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.15% of Nations Short-Term Income Fund's, Nations Short-Intermediate Fund's, Nations Governmental Securities Fund's, Nations Strategic Fixed Income Fund's and Nations Diversified Income Fund's average daily net assets.


For services provided and expenses assumed pursuant to a sub-advisory agreement, NBAI will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.54% of Nations Global Government Income Fund's average daily net assets.


Although the advisory fees for the Nations Global Government Income Fund are higher than the advisory fees paid by most other mutual funds, Nations Portfolios believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies. From time to time, NBAI and/or TradeStreet and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the Funds' average daily net assets: Nations Short-Term Income Fund -- 0.29%; Nations Diversified Income Fund -- 0.40%; Nations Strategic Fixed Income Fund -- 0.52%; Nations Short-Intermediate Government Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank fees at the rate of 0.46% of Nations Government Securities Fund's average daily net assets.


David M. Hetherington is Senior Vice President, Director of Fixed Income Management and a member of the Investment Policy Committee. Mr. Hetherington has been the principal portfolio manager of the Nations Short-Term Income Fund since 1995. Mr. Hetherington has over 16 years of investment experience including security analysis and portfolio management. Mr. Hetherington received a B.A. from Duke University and holds the Chartered Financial Analyst designation.


Mark S. Ahnrud is a Vice President and Fixed Income Portfolio Manager at NationsBank. He has been the principal portfolio manager for Nations Diversified Income Fund since 1992. Mr. Ahnrud is a member of the Fixed Income Team and has eight years of investment experience. Mr. Ahnrud received a B.S. from Babson College and an M.B.A. from Duke University. Mr. Ahnrud holds the Chartered Financial Analyst designation.


Gregory H. Cobb is a Vice President and Fixed Income Portfolio Manager at NationsBank and has been principal portfolio manager for Nations Strategic Fixed Income Fund since 1995. Mr. Cobb, who joined NationsBank in 1993, is a member of the Fixed Income Group and has over 7 years of portfolio management experience. Mr. Cobb received a B.A. from the University of North Carolina-Chapel Hill.


John Swaim joined NationsBank in 1986 and has been the principal portfolio manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund since 1995. Mr. Swaim is a member of the Fixed Income Team and has over eight years of investment experience. Mr. Swaim previously served as derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received his B.S. from the University of North Texas and holds an M.B.A. from the University of Texas, Arlington.


Mark Rimmer is the principal portfolio manager of the Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Investment Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any such services, it is expected that the Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to the Funds' shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.
The Shareholder Services Group, Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of the Funds pursuant to a Co-Administration Agreement. Under the terms of the Co-Administration Agreement, TSSG provides various administrative and accounting services to the Funds, including performing the calculations necessary to determine net asset values and dividends, preparing tax returns and financial statements, maintaining the portfolio records and certain general accounting records for the Funds.
For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended November 30, 1994, after waivers, Nations Fund Trust paid its administrators fees at the rate of 0.09% of the average daily net assets of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations Government Securities Fund's average daily net assets.

NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund Trust has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares. See "Shareholder Servicing and Distribution Plans."

Morgan Guaranty Trust Company ("Morgan Guaranty"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations Global Government Income Fund.

NationsBank of Texas, N.A., ("NationsBank of Texas", and, collectively with Morgan Guaranty, the "Custodians"), serves as the Funds' (other than Nations Global Government Income Fund's) custodian. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202 and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund, (ii) $10.00 per repurchase collateral transaction by the Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving the Funds.

TSSG serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Fund. Their address is 160 Federal Street, Boston, Massachuetts 02110.


EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. Each fund's expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and TSSG; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or TSSG under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bear to the assets of Nations Fund Trust, Nations Fund, Inc., and/or Nations Portfolios or in such other manner as the Board of Trustees or Boards of Directors deems appropriate.

   Organization And History
The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 44 distinct investment portfolios and total assets in excess of $16 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Funds currently offer five classes of shares -- Investor A, Investor B, Investor C, Trust A and Trust B Shares. This Prospectus relates only to the Investor C Shares of Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund and Nations Short-Intermediate Government Fund of Nations Fund Trust. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Each share is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.


As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. In addition, as of August 31, 1995, the Mary Jane Bakery Salesman Association and Walter St. George Gladding owned of record 25% or more of Investor C shares of the Nations Strategic Fixed Income Fund and therefore could be considered a controlling person of such class for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's related SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.
NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations
                                                                              17

Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations Government Securities Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.
As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.
Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable. As of August 31, 1995, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.
Because this Prospectus combines disclosure on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.
18

About Your Investment
   How To Buy Shares

Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").


There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for Individual Retirement Account ("IRA") investors;
(Bullet) $250 for non-working spousal IRAs; and (Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.
There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.


Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.


SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

TELEPHONIC TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How to Redeem Shares" and "How to Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. You should be aware that by electing the telephone transaction feature, you may be giving up a measure of security
                                                                              19
that you may have if you were to authorize written requests only. You may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution Plans

Pursuant to Rule 12b-1 under the 1940 Act, the Trustees have approved a Distribution Plan with respect to the Investor C Shares of each Fund. Pursuant to the Distribution Plan, each Fund may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Fund's Investor C Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Trustees provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor C Shares.

The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.
Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.
The Trustees and Directors also have approved a shareholder servicing plan ("Investor C Servicing Plan") for each Fund which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Investor C Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares.
The fees payable under the Investor C Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from a Fund on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.
Nations Fund may suspend or reduce payments under the Investor C Servicing Plan at any time, and payments are subject to the continuation of the Investor C Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Investor C Servicing Plan.
Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of a Fund during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.


In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How To Redeem Shares

Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.

Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of a Fund involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC (except for Nations Short-Term Income Fund). No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified retirement plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account if the aggregate net asset value of the Investor Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pur-suant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Prospectus, but any such termination would affect only shares purchased after such termination.


Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of a Fund if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the and Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer or to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling or Servicing Agent or by Nations Fund at any time.

   How To Exchange Shares

SHARES ACQUIRED DIRECTLY: The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any money market fund of Nations Fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.


If a shareholder acquires Investor C Shares of a non-money market fund through an exchange, the CDSC applicable to the original shares purchased (except for Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund Shares purchased prior to January 1, 1996, which will be subject to the CDSC schedule applicable to the acquired Fund) will be applied to any redemption of the acquired shares. Additionally, if a shareholder acquires Investor D Shares of a money market fund or Investor C Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund with shares of another Fund purchased prior to January 1, 1996, the CDSC schedule applicable to the exchanged Investor C Shares will be applied on any redemption of the acquired shares. Notwithstanding the foregoing, if a shareholder redeems shares acquired through an exchange, the shareholder will be subject to the highest CDSC schedule applicable to any shares that were exchanged within the 30 days prior to the redemption. Additionally, when an investor exchanges Investor C Shares of Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Global Government Income Fund or Investor C Shares of Nations Short-Term Income Fund purchased after January 1, 1996, for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares. If an investor exchanges Investor C Shares of Nations Short-Term Income Fund purchased prior to January 1, 1996 for shares of the same class of another non-money market fund, the remaining period of time that the CDSC applicable to the acquired shares is in effect will be computed from the time of the exchange.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. Shareholder may direct proceeds to be exchanged from one Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th and/or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, please contact your selling agent.

GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.
The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Selling or Servicing Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling or Servicing Agent through which the original shares were purchased. An investor should consult his/her Selling or Servicing Agent or Stephens for further information regarding exchanges.
   How The Funds Value Their Shares
The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees or Directors.
   How Dividends And Distributions Are Made;
   Tax Information
DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly by the Funds. The Funds' net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Selling and Servicing Agents may provide for the reinvestment of dividends in the form of additional Investor Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves a Fund of liability for Federal income taxes on amounts distributed in accordance with the Code.

The Funds intend to distribute substantially all of their investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.) Corporate investors may be entitled to the dividends-received deduction on a portion of the dividends from those Funds investing in the stock of domestic corporations.

Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.
Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.
Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of the Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of the Nations Global Government Income Fund will consist of securities of foreign issuers, and therefore the Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.
The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisers with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.
   Appendix A -- Portfolio Securities
The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.
ASSET BACKED SECURITIES: Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset Backed Securities consist of both mortgage and non-mortgage backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.
The life of an Asset Backed Security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be pri-
24
marily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.
MORTGAGE BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.
Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.
The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").
The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.
As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.
As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.
Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if
                                                                              25

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any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.
Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.
A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

NON-MORTGAGE ASSET BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.
Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike
26
most other Asset Backed Securities, credit card receivables are unsecured obligations of the card holder.
The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.
BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% of its total assets at the time of purchase.
Eurodollar, Yankee dollar, and other foreign obligations involve special investment risk, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.
BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Fund's total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.
Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for
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
entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.
COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.
FIXED INCOME INVESTING: The performance of the fixed-income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the United States Dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.
Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. 28

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.
FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.

If otherwise consistent with its investment objective and policies, certain Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of its portfolio from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to

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
preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

LOWER-RATED DEBT SECURITIES: Lower-rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. The Funds intend to limit their investments in lower-quality debt securities to 35% of assets.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Board, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.
The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition are adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.
MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.
MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue
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of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.


Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund and Nations Institutional Reserves.

SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indexes, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.
Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.
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U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.
   Appendix B -- Description Of Ratings
The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.
     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal. AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.
     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.
     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.
     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
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     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa -- Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.
The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:
     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.
     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.
     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.
The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:
     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:
     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.
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The following summarizes the two highest ratings used by S&P for short-term municipal notes:
     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.
     SP-2 -- Satisfactory capacity to pay principal and interest.
The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are Duff 1, Duff 2 and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:
     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
D&P uses the short-term ratings described above for commercial paper.

Fitch uses the short-term ratings described above for commercial paper.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.
BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following is the four investment grade ratings used by BankWatch for long-term debt:
     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.
     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.
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
     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".
     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.
     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.
The following summarizes the three highest long-term ratings used by IBCA:
     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.
     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.
The following summarizes the three highest short-term debt ratings used by IBCA:
     A1+ -- Obligations supported by the highest capacity for timely repayment and possessing a particularly strong credit feature.
     A1 -- Obligations supported by the highest capacity for timely repayment. A2 -- Obligations supported by a good capacity for timely repayment.
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